UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-4100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

INDEPENDENT FRANCHISE PARTNERS

US EQUITY FUND

ANNUAL REPORT

September 30, 2019

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2019

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SHAREHOLDER LETTER

September 30, 2019

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2019 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2019.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Sandeep Ghela
President	Chief Operating Officer
Advisers Investment Trust	Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Independent Franchise Partners US Equity Fund

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index	S&P 500 Index
Q4 2018	-11.17%	-11.38%	-11.72%	-13.52%
Q1 2019	17.50%	17.20%	11.93%	13.65%
Q2 2019	2.34%	2.09%	3.84%	4.30%
Q3 2019	1.74%	1.49%	1.36%	1.70%
Year to Date	22.35%	22.04%	17.81%	20.55%
1 Year	8.67%	8.42%	4.00%	4.25%
3 Years (Annualized)	10.65%	10.58%	9.43%	13.39%
5 Years ( Annualized)	10.81%	10.77%	7.79%	10.84%
Since Inception (Annualized)	12.76%	12.74%	12.50%	14.26%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The Fund’s Total Annual Operating Expense, per the most recent Prospectus, is 0.76%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s primary benchmark for performance comparison purposes is the Russell 1000 Value Index. The secondary benchmark is the S&P 500 Index. Benchmark returns reflect dividends reinvested gross of any withholding taxes. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. Please refer to the Fund’s Prospectus for further information.

Capacity Status

Client assets in the overall US Franchise strategy are $4.2bn at September 30, 2019. Mindful of the $5bn capacity limit for the US Franchise strategy we set in 2009, we have some capacity available in the strategy, including the Fund, for existing or new clients.

Portfolio Commentary

For the fiscal year ended September 30, 2019, the Fund delivered a return of 8.67% (assuming no redemption fee). This is an attractive absolute return, and compares favorably against the Russell 1000 Value Index and S&P 500 Index, which returned 4.00% and 4.25% respectively. It is unusual for the strategy to outpace a rising market, particularly in the later phases of a market cycle.

The Fund benefited from exposure to certain stocks that possess durable intangible assets, notably Chipotle Mexican Grill and 21st Century Fox in the consumer discretionary sector, and Microsoft, Western Union and Accenture in the information technology sector.

The Fund’s lack of exposure to energy, the weakest sector in the review period, benefited relative returns. The energy sector declined 21% compared to the 4% return for the broader equity market. Energy companies tend to be highly capital intensive and operate in an environment in which it is hard to exercise pricing power. Further, returns in this sector tend to be highly cyclical. These attributes do not fit our long-term, buy and hold investment approach.

Consumer staples was the weakest sector for the Fund relative to the Russell 1000 Value Index. As noted in previous reports, we have historically found many franchise companies within the consumer staples sector. The Fund’s exposure to this sector averaged 20% of the Fund’s assets compared to around 8% for the Russell 1000 Value Index. Weak returns from some consumer staples companies, particularly the tobacco stocks, Altria, Imperial Brands and British American Tobacco, detracted from the Fund’s relative return.

We consistently encourage clients to assess returns over longer intervals, like a full market cycle, in line with our investment horizon. We caution that Franchise returns will likely lag if markets are led by sectors where we do not find Franchise opportunities. As always, we continue to design Franchise portfolios, including the Fund, with the goal of protecting capital better than the broader market should there be a major fall. Experience has taught us that this is a key ingredient in compounding wealth over the long term.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2019

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom

Chipotle	+86%	Imperial Brands	-30%	Chipotle	+235	Altria	-132
Nintendo	+38%	Altria	-28%	Microsoft	+160	Imperial Brands	- 96
Western Union	+34%	Fox	-18%	S&P Global	+146	Fox	- 88
Disney	+28%	British American Tobacco	-15%	Nintendo	+126	British American Tobacco	- 52
Electronic Arts	+27%	Johnson & Johnson	-4%	21st Century Fox	+106	Johnson & Johnson	- 37

Stock returns reflect total returns and are presented in US Dollars for the period the stocks were held during the year ending September 30, 2019. Contribution to Fund return reflects contribution to gross return and is presented in US Dollars for the period the stocks were held during the year to September 30, 2019. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to the Fund’s Return

Among the top contributors to the Fund’s return were Chipotle Mexican Grill, Microsoft and Nintendo.

Chipotle is continuing to recover from the food safety scares in late 2015 and is starting to benefit from increased digital orders. At its second quarter results, for example, the company announced that same-store sales grew 10%, the fastest in over two years. Average customer spend also grew nearly 7%, supported by rapid growth in larger ticket digital orders. Digital orders now exceed 18% of sales, more than double the level of 18 months ago. In addition, the Chipotle Rewards loyalty scheme has already grown to over five million members since its launch in March. The rapid same-store sales growth has helped increase restaurant-level margins by 120bps over the past year and contributed to a double-digit increase in operating income. We are mindful of the stock’s valuation but think that continued good execution from the company should further improve revenues, profits, and cash flows.

Microsoft continues to demonstrate strong operating performance, particularly in its Cloud business. The company’s third quarter results showed 16% revenue growth in constant currency, driven by the Intelligent Cloud segment, where revenues grew 24%. As Microsoft’s Cloud business scales, margins are beginning to improve. The nearly 300bps expansion in operating margin in the quarter contributed to a 27% increase in constant currency operating income. We are mindful of the stock’s valuation but see significant potential for revenue and profit growth given the addressable market opportunity for its Cloud services.

Nintendo is showing signs of capitalizing on new revenue and profit opportunities. In April, the company announced that Chinese internet giant Tencent had gained approval to distribute the Switch console in the Chinese province of Guangdong, along with a test version of the new Super Mario Bros U Deluxe game. The announcement was in keeping with our thesis that there are a number of opportunities for Nintendo to further monetize its intellectual property. These include expansion into new geographies, mobile gaming, and subscription services. Even after the strong share price returns over the year, we continue to believe that the market is factoring in very little of these incremental revenue and profit opportunities. Nintendo’s shares trade on an estimated free cash flow yield of 5.7% when adjusted for the nearly 30% of the market capitalization in cash.

Notable Detractors from the Fund’s Return

Among the detractors from the Fund’s return were Altria, Imperial Brands and British American Tobacco (BAT).

Share price volatility continued among the major tobacco companies, in particular Altria, Imperial Brands and BAT, caused by concerns about accelerating volume declines, uncertainty over next-generation products, and increased regulatory challenges.

Cigarette volume declines in the US remain a key concern. We expect volume pressures are likely to persist but think the pricing environment in the US remains attractive. We also think the near-term outlook for excise taxes should be manageable.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Towards the end of the period, new data published in the US highlighted the growing youth usage of e-cigarettes and a growing number of lung disease cases associated with the use of these products. Altria has the largest exposure to the e-cigarette industry in the US due to its 35% stake in JUUL. It seems inevitable that the US e-cigarette industry will face greater regulation, although the form it will take and the impact it will have on JUUL (and on industry cigarette volumes) is uncertain.

We believe the incumbent tobacco manufacturers are well placed to navigate the changing regulatory and commercial landscape. We also think increased regulation may, in fact, improve the long-term financial characteristics of the e-cigarette market.

We continue to monitor the position sizes of the tobacco companies held by the Fund carefully, informed by our assessment of their respective business exposures and valuations. Imperial, BAT and Altria trade on estimated free cash flow yields of 12.7%, 10.9% and 10.3% respectively. In our view these valuations compensate the Fund for the evident risks.

Significant Portfolio Changes During the Year

As with last year, portfolio activity has been higher than usual over the past year, primarily driven by an increased dispersion of valuations across the universe of Franchise stocks. During the year, we initiated positions in Booking Holdings, Bristol-Meyers Squibb, Electronics Arts, Nintendo, Tiffany and Western Union. We sold the positions in Abbott Laboratories, GlaxoSmithKline and Zoetis.

We received shares in Alcon following the spin-off from Novartis. We also received shares in Disney and Fox, and sold shares in 21st Century Fox, as part of the completion of Disney’s acquisition of 21st Century Fox. We subsequently sold the position in Disney as the shares traded on an estimated free cash flow yield below our valuation hurdle and we were unable to build a full position.

Initial Purchases

Novartis spun-off its Alcon eye care division in April. Alcon is the largest eye care devices company in the world, with leadership positions in eye surgery and vision care products, including intraocular and contact lenses. Alcon underperformed the broader eye care market under Novartis’ ownership. We think that its independence should lead to better operational performance, particularly in the surgical market. The company operates in attractive categories that we estimate will grow around 4-5% per year. We also think that innovation and revenue growth should provide significant opportunity for margin expansion. Alcon’s shares trade on an estimated 4.6% free cash flow yield.

In October, we initiated a position in Booking Holdings, the leading global online travel agent. Booking has two key intangible assets: the Booking.com brand and its associated network effect between travelers and hotels. These afford the company a virtuous circle of a high and growing proportion of direct user traffic, as well as a large and growing base of hotel listings.

The online travel agency (OTA) market has an attractive growth profile as consumers continue to migrate online for their travel bookings. Booking is forecast to grow its room nights by approximately 11% in 2019 to over 750 million. The OTA category demonstrates a duopolistic structure and there have been no successful new entrants since 2010. Even Amazon has tried and failed to enter the market. Disciplined market behavior between Booking and Expedia, the two leading players, is leading to reduced customer acquisition costs. This has enabled both companies to reinvest in their brands and product and improve profitability.

Booking has an estimated 50% share of the European market. This segment accounts for approximately 70% of company profits. Independent hotels make up 75% of the market, which makes it an especially attractive commercial environment. These independent hotels are highly reliant on third party distribution, which provides a significant opportunity for further growth and the strengthening of Booking’s network. The company demonstrates attractive financial characteristics and good capital discipline. It is highly cash generative, with an operating return on capital in excess of 40%. Booking also has a strong balance sheet, with approximately 10% of the current market cap in cash, which it is returning to shareholders via an $8.6bn buyback program.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

The key structural risk to the investment thesis is that Google might leverage its position in online search to extract additional value from the OTA industry. Booking is mitigating this risk by investing in product and brand building strategies to increase low cost, direct-to-site user traffic. This now accounts for 50% of room night bookings. Booking is also exposed to cyclical risks in the global travel industry. We purchased the shares at an estimated 5.3% free cash flow yield, a valuation which we think helps compensate for these risks, particularly given the long-term category growth prospects.

We initiated a position in Bristol-Myers Squibb, a leading US pharmaceutical company, in August. Bristol specializes in drugs for oncology, immunology and cardiovascular diseases. Its key intangible assets are a collection of drug patents underpinned by a well-invested research and development function.

The company is in the process of buying Celgene. Some observers see the transaction as controversial but we think it further improves the quality of Bristol’s franchise. First, it diversifies Bristol’s drug portfolio. Second, Celgene, like Bristol, is a top quartile spender on research and development within the large cap pharma peer group and has an attractive late stage pipeline. Third, Celgene’s focus on oncology and immunology is a good strategic fit with Bristol and should result in long-run synergies in excess of the announced $2.5bn. Fourth, the valuation Bristol is paying for Celgene is attractive. Bristol expects the deal to complete by the end of 2019.

The key risks to the investment thesis include the potential for pipeline disappointments or weak sales of Bristol’s largest drug, Opdivo. In addition, Celgene’s oncology drug Revlimid contributes an estimated 28% to the combined companies’ sales and starts to lose patent exclusivity in 2022. We’ve accounted for this risk by removing Revlimid from our valuation of the combined company. We purchased Bristol-Myers Squibb at a standalone estimated 8.0% free cash flow yield. On a combined basis with Celgene, and adjusted for its capital structure and Revlimid patent expiry, we estimate the free cash flow yield is approximately 7.0%. We think this valuation is attractive and helps to compensate for the risks identified.

We initiated a position in Electronic Arts (“EA”), a leading global video game publisher and developer, in January. EA’s key intangible asset is its collection of almost 400 sports licenses, including the FIFA brand and all major football leagues and teams. In addition, EA’s online multi-player format benefits from a network effect. Finally, the game engine which powers all its core titles is built around hard-to-replicate intellectual property.

Through its collection of successful games, EA has become the market leader in the attractive sports genre. Its key franchise, the FIFA football game, has proven durability. It was first launched in 1993, has an annual release and dominates the global football game market with an approximate 96% share. The company’s economics have improved markedly over the last five years due to more digital game distribution and in-game payments. These have allowed EA to improve its margins by disintermediating physical retailers and through additional monetization of playing time.

The key risks to our investment thesis include lower in-game monetization and increased competition from other game developers. Indeed, the opportunity to purchase EA came after the shares fell 50% from their July 2018 peak, at least in part due to increasing competition from Fortnite. Despite Fortnite’s success, we expect FIFA to remain a core gaming title. It should also benefit from football’s increasing popularity as the world’s favorite sport. The latest release, FIFA 19, has demonstrated this resilience with continued sales growth at a time when many other major gaming franchises have posted declines. We purchased the shares at an estimated 6.1% free cash flow yield, adjusting for the substantial net cash on the balance sheet. We view this valuation as attractive given the long-term sector growth prospects.

Disney completed its acquisition of 21st Century Fox in March. In exchange for its shareholding in 21st Century Fox, the Fund received a combination of cash, new Fox shares and a small position in Disney. Fox is an attractive business. It is the leading television provider of live news and sports in the US. Its primary asset is the highly profitable FOX News channel. Unlike many consumer media companies, FOX News is not reliant on the success of expensive hit-driven entertainment programs but instead benefits from the continual refreshing of the news cycle. Fox’s shares traded on an estimated 8.0% free cash flow yield at the end of March.

We initiated a position in Nintendo, the games console and software company, in February. The company’s key intangible asset is its deep bench of character based intellectual property. Specifically, Nintendo’s Pokemon, Mario and

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Zelda franchises have accounted for 6 of the top 10 most critically acclaimed games of all time and have proven durability. Nintendo also has an approximate 40% market share in the oligopolistic games console market, a category which is forecast to grow mid-single digits over the next five years. Currently, the company has virtually no presence in the mobile games category. However, we think mobile and new monetization mechanisms, such as subscription services and in-game purchases, represent a significant opportunity, and that Nintendo’s roster of highly popular characters leaves it well-placed to monetize them.

Nintendo’s share price can be volatile, driven in large part by hardware and software product cycles. These product cycles, together with the growth of smartphone gaming and the potential for that trend to divert customers from console games, pose the greatest risks to the investment thesis. Nintendo’s 35-year track record of innovation provides us with comfort that it can manage product cycles successfully. We initiated the position at a 5.9% estimated mid-cycle free cash flow yield. An unusually strong balance sheet, with 35% of the market cap in net cash at the time of purchase, in our view also helps compensate for the risks.

We initiated a position in Tiffany, the second largest luxury jewelry company in the world, in January. Tiffany’s intangible asset is its 180 year old brand. The brand is well-invested and the comparatively new CEO has committed to sustaining that investment. The luxury jewelry market has demonstrated mid-single digit annual growth over the past decade and independent industry sources forecast similar rates for future growth supported by increasing numbers of middle and upper class consumers around the world. Management has been a diligent allocator of capital, eschewing M&A transactions and running an almost debt-free balance sheet.

The main risk to the investment thesis is a cyclical slowdown in sales, particularly in its largest markets of the US, Japan and China. A slowdown would have an amplified impact on profits and cash flows, given the company’s relatively high fixed cost base. We purchased the shares on an estimated free cash flow yield of close to 5%, which we view as attractive given the quality of the franchise and secular growth dynamics.

We began building a position in Western Union, the money transfer business, in March and completed the initial purchase in May. The company dates back to 1851. Its global network comprises approximately 550,000 independent retail locations through which consumers can transfer money both domestically and, more importantly, internationally. Money transfer contributes 85% of sales and 98% of operating profit.

Western Union has three intangible assets. First, the network effect created by the scale of its exclusive retail outlets. This gives customers the ability to deposit, transfer and withdraw cash in locations around the world, and drives footfall for affiliated retailers. Second, Western Union has a globally recognized brand. Third, the company’s compliance systems should become an even more important barrier to entry as the regulatory burden continues to increase.

We believe Western Union is well-placed to benefit from the secular growth of cash as a form of payment in developing markets, while the amount of cash in circulation globally is expected to continue to grow. There is also an attractive opportunity for the company to combine its westernunion.com platform with its existing cash pay-out network.

Over the past decade, Western Union and other money transfer operators have experienced price compression driven by increased digital price transparency. The company’s domestic US money transfer business has also experienced increased competition from digital-only competitors. However, we believe there are sustainable barriers to cross-border money transfer that should prevent this being repeated globally. Specifically, cross-border payments require: cash balances in multiple currencies that get rebalanced daily; material Know Your Client and Anti-Money Laundering compliance; and a network of retail partners compensated to provide cash pay-out options, particularly in developing countries. We purchased the shares at an estimated 9.3% free cash flow yield. We think this valuation is attractive given the secular growth opportunity and helps compensate for the price compression risk.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Final Sales

We sold the position in Abbott Laboratories in March. We established the position in October 2012, ahead of the spin-off of Abbvie. During the period we held the stock, the company undertook a series of astute transactions. As a result, the company is more focused and has built market-leading positions in each of its four divisions. In addition, Abbott delivered margin expansion and revenue growth. Given the strong share price appreciation and the commensurate decline in the free cash flow yield, we decided to sell the position.

We completed the final sale of GlaxoSmithKline in March. Glaxo’s share price was especially weak during 2014 and 2015, when its largest and highest margin drug, Advair, suffered competitive pricing pressure much earlier than when its patent expired in late 2018. This pricing weakness negatively impacted revenue, profit and cash flow.

Despite this weakness, we believed that the market undervalued Glaxo’s three constituent businesses: prescription pharmaceuticals, vaccines, and consumer healthcare. The relatively new CEO started to unlock this value through a series of transactions over the last 15 months. The company acquired the minority of its consumer joint venture with Novartis in May 2018. Glaxo then announced in December that it would combine this business with Pfizer’s consumer business and then spin off the combined entity in the coming years. We are supportive of these moves and believe they help highlight the under-valuation of the constituent parts of the business. However, following recent share price appreciation, the shares offer an estimated 5.0% free cash flow yield and we felt that there were better risk/reward options available for the portfolio.

We completed the final sale of Zoetis in April. The company has executed well on its strategy following its spin-off from Pfizer. It has consistently grown revenue above market rates. It has also significantly improved its operating margins and cash conversion through the execution of a comprehensive cost savings plan and a reduction in working capital and capital expenditure. Given the strong share price appreciation, Zoetis’ shares traded below our valuation hurdle and so we sold the position.

Following the returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 6.0% at the end of September 2019. This valuation remains broadly in line with the portfolio’s long-term average. We think it represents an attractive valuation both in absolute terms and relative to broader equity markets, particularly given the high quality of the companies in the portfolio.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

Hassan Elmasry, CFA

Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Karim Ladha, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Richard Crosthwaite

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

The comments and free cash flow yield estimates reflect the views of Independent Franchise Partners, LLP at the time of writing and are subject to change without notice to the recipients of this document. Free cash flow yield estimates are based on the firm’s proprietary research and methodology.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.0%
Beverages	4.0%
Molson Coors Brewing Co. - Class B		1,499,024	$86,193,880

Computers & Peripherals	5.8%
Apple Inc.		548,691	122,890,323

Diversified Financials	9.5%
S&P Global Inc.		468,321	114,729,279
Western Union Co.		3,780,437	87,592,725

			202,322,004

Diversified Support Services	1.0%
IAA Inc.(a)		497,305	20,752,538

Health Care Equipment & Supplies	0.5%
Alcon Inc.(a)		198,382	11,568,391

Hotels, Restaurants & Leisure	3.8%
Chipotle Mexican Grill Inc.(a)		97,676	82,093,748

Information Services	4.9%
Equifax Inc.		745,887	104,923,924

Internet Software & Services	8.5%
Booking Holdings Inc.(a)		52,643	103,317,678
eBay Inc.		1,976,915	77,060,147

			180,377,825

IT Services	4.8%
Accenture PLC - Class A		529,488	101,847,017

Media	9.3%
Fox Corp. - Class A		2,873,554	90,617,525
News Corp. - Class A		5,648,520	78,627,398
News Corp. - Class B		1,995,369	28,523,800

			197,768,723

Pharmaceuticals	12.3%
Bristol-Myers Squibb Co.		1,099,015	55,731,050
Johnson & Johnson		934,731	120,935,497
Novartis AG - REG		976,113	84,637,863

			261,304,410

Retail	2.2%
Tiffany & Co.		500,855	46,394,199

Software	13.7%
Electronic Arts Inc.(a)		735,803	71,976,250
Microsoft Corp.		1,091,247	151,716,070
Oracle Corp.		1,249,695	68,770,716

			292,463,036

Tobacco	10.4%
Altria Group Inc.		1,112,319	45,493,847
British American Tobacco PLC		1,288,033	47,629,812

See notes to Financial statements.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Imperial Brands PLC		2,119,480	$47,643,018
Philip Morris International Inc.		1,054,955	80,102,733

			220,869,410

Toys/Games/Hobbies	4.3%
Nintendo Co. Ltd.		245,600	90,903,232

TOTAL COMMON STOCKS (Cost $1,588,039,146)			2,022,672,660

TOTAL INVESTMENTS (Cost $1,588,039,146)	95.0%		2,022,672,660
NET OTHER ASSETS (LIABILITIES)	5.0%		105,849,752

NET ASSETS	100.0%		$2,128,522,412

(a) Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2019, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	81.7%
Switzerland	4.5
United Kingdom	4.5
Japan	4.3
Total	95.0%

See notes to Financial statements.

11

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2019

Independent Franchise Partners US Equity Fund

Assets:
Investments, at value (Cost: $1,588,039,146)	$2,022,672,660
Cash	99,968,588
Foreign currency (Cost: $811,193)	811,226
Receivable for dividends	4,148,662
Reclaims receivable	2,623,213
Receivable for investments sold	14,956,583
Prepaid expenses	5,851

Total Assets	2,145,186,783
Liabilities:
Securities purchased payable	14,692,648
Capital shares redeemed payable	124,687
Investment advisory fees payable	1,187,231
Accounting and Administration fees payable	576,842
Regulatory and Compliance fees payable	29,755
Risk Officer fees payable	12,966
Trustee fees payable	600
Accrued expenses and other payables	39,642

Total Liabilities	16,664,371

Net Assets	$2,128,522,412

Net assets	$2,128,522,412
Shares of common stock outstanding	114,015,947

Net asset value per share	$18.67

Net Assets:
Paid in capital	$1,564,037,300
Distributable earnings (loss)	564,485,112

Net Assets	$2,128,522,412

See Notes to Financial Statements.

12

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2019

Independent Franchise Partners US Equity Fund

Investment Income:
Dividend income (Net of foreign withholding tax of $622,762)	$48,539,078
Operating expenses:
Investment advisory	13,882,201
Accounting and Administration	1,122,191
Regulatory and Compliance	212,718
Risk Officer	38,000
Trustees	51,299
Other	138,522

Total expenses before reductions	15,444,931
Expenses reduced by Service Providers	(29,677)

Net expenses	15,415,254

Net investment income	33,123,824

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	111,711,651
Net realized losses from foreign currency transactions	(19,984)
Change in unrealized appreciation (depreciation) on investments	25,093,621
Change in unrealized appreciation (depreciation) on foreign currency	(56,343)

Net realized and unrealized gains from investment activities	136,728,945

Change in Net Assets Resulting from Operations	$169,852,769

See Notes to Financial Statements.

13

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2019 and 2018

	Independent Franchise Partners US Equity Fund

	2019(a)	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$33,123,824	$31,555,793
Net realized gains (losses) from investment and foreign currency transactions	111,691,667	104,441,386
Change in unrealized appreciation (depreciation) on investments and foreign currency	25,037,278	62,510,052

Change in net assets resulting from operations	169,852,769	198,507,231

Dividends paid to shareholders:
From distributable earnings	(135,851,949)	—
From net investment income	—	(26,164,818)
From net realized gains	—	(72,409,086)

Total dividends paid to shareholders	(135,851,949)	(98,573,904)

Capital Transactions:
Proceeds from sale of shares	106,291,312	175,135,667
Value of shares issued to shareholders in reinvestment of dividends	130,469,928	94,269,405
Value of shares redeemed	(267,284,191)	(173,324,047)

Change in net assets from capital transactions	(30,522,951)	96,081,025

Change in net assets	3,477,869	196,014,352
Net assets:
Beginning of year	2,125,044,543	1,929,030,191

End of year	$2,128,522,412	$2,125,044,543

Share Transactions:
Sold	5,806,665	9,687,320
Reinvested	8,384,957	5,290,090
Redeemed	(14,716,739)	(9,658,571)

Change	(525,117)	5,318,839

(a)	The Fund adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in the Notes to these Financial Statements.

See Notes to Financial Statements.

14

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years indicated

	Independent Franchise Partners US Equity Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$18.55		$17.66		$16.21	$14.57	$14.65

Income (loss) from operations:
Net investment income	0.30		0.28		0.23	0.22	0.23
Net realized and unrealized gains from investments	1.06		1.51		1.80	2.59	0.16

Total from investment operations	1.36		1.79		2.03	2.81	0.39

Less distributions paid:
From net investment income	(0.31)		(0.24)		(0.22)	(0.24)	(0.18)
From net realized gains on investments	(0.93)		(0.66)		(0.36)	(0.93)	(0.29)

Total distributions paid	(1.24)		(0.90)		(0.58)	(1.17)	(0.47)

Increase from redemption fees(a)	—		—		—	—	—

Change in net asset value	0.12		0.89		1.45	1.64	(0.08)

Net asset value, end of year	$18.67		$18.55		$17.66	$16.21	$14.57

Total return(b)	8.67%		10.34%		12.99%	20.23%	2.56%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$2,128,522		$2,125,045		$1,929,030	$1,558,064	$946,110
Ratio of net expenses to average net assets	0.76%		0.76%		0.77%	0.79%	0.80%
Ratio of net investment income to average net assets	1.62%		1.54%		1.42%	1.64%	1.54%
Ratio of gross expenses to average net assets	0.76	%(c)	0.76	%(c)	0.77%	0.79%	0.80	%(c)
Portfolio turnover rate(d)	37.99%		38.63%		30.72%	19.29%	45.30%

(a)	Redemption fees were less than $0.005 per share.
(b)	Total return excludes redemption fees.
(c)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	Portfolio turnover rate includes applicable corporate action activity.

See Notes to Financial Statements.

15

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.     Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit

16

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2019 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
IFP US Equity Fund
Common stocks(1)	$2,022,672,660	$—	$—	$2,022,672,660

Total Investments	$2,022,672,660	$—	$—	$2,022,672,660

(1)	See investment industries in the Schedule of Investments.

As of September 30, 2019, there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2019.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

17

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of up to 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the years ended September 30, 2019 and 2018 were $564,454 and $360,540, respectively, and are reflected within the value of shares redeemed on the Statements of Changes in Net Assets.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2019, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2016, 2017 and 2018 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

18

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

In August 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation of the total, rather than components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

B.     Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Adviser’s Assets Under Management(1)	Scale Discount for Assets in each Range(1)	Annualized Rate(1)	Effective Overall Annual Fee (1)

First $1 billion	—	0.88%	0.88%
$ 1 - 2 billion	0.10%	0.78%	at $ 2 billion 0.83%
$ 2 - 3 billion	0.20%	0.68%	at $ 3 billion 0.78%
$ 3 - 4 billion	0.30%	0.58%	at $ 4 billion 0.73%
$ 4 - 5 billion	0.40%	0.48%	at $ 5 billion 0.68%
Above $5 billion	—	—	0.68%

(1)

The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2019, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the year.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $175,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations. For the year ended September 30, 2019, Northern Trust agreed to voluntarily waive certain fees. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statement of Operations.

For the year ended September 30, 2019, Northern Trust made voluntary expense waivers of $29,677.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

19

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Carne, including providing the Risk Officer to the Fund to administer the Fund risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2019, the aggregate Trustee compensation paid by the Trust was $360,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund until January 28, 2020. For the year ended September 30, 2019, there were no expenses reduced by the Adviser. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.     Investment Transactions

For the year ended September 30, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$ 744,009,744	$934,419,952

D.     Federal Income Tax

As of September 30, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IFP US Equity Fund	$1,601,837,994	$548,379,150	$(127,544,484)	$420,834,666

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2019 and September 30, 2018 for the Fund was as follows:

	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2019	$51,861,949	$83,990,000	$135,851,949	$—	$135,851,949
2018	$58,408,979	$40,164,925	$98,573,904	$—	$98,573,904

As of the latest tax year ended September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$24,552,451	$119,142,014	$143,694,465	$ —	$ —	$420,790,647	$564,485,112

At September 30, 2019, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

20

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

E.     Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of Independent Franchise Partners US Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Independent Franchise Partners US Equity Fund (one of the funds constituting Advisers Investment Trust, hereafter referred to as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Chicago, Illinois

November 22, 2019

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

22

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

A.     Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2019 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2019:

Fund	QDI Percentage

IFP US Equity Fund	60.90%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage

IFP US Equity Fund	45.76%

B.     Summary of Fund Holdings as of September 30, 2019

Market Exposure
Equity Securities	% of Net Assets
Software	13.7%
Pharmaceuticals	12.3
Tobacco	10.4
Diversified Financials	9.5
Media	9.3
Internet Software & Services	8.5
Computers & Peripherals	5.8
Information Services	4.9
IT Services	4.8
Toys/Games/Hobbies	4.3
Beverages	4.0
Hotels, Restaurants & Leisure	3.8
Retail	2.2
Distribution/Wholesale	1.0
Health Care Equipment & Supplies	0.5
Total	95.0%

5 Largest Security Positions
Issuer	% of Net Assets
Microsoft Corp.	7.1%
Apple Inc.	5.8
Johnson & Johnson	5.7
S&P Global Inc.	5.4
News Corp.	5.0
Total	29.0%

C.     Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2019 and held for the entire period through September 30, 2019.

23

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	* Expenses Paid 4/1/19-9/30/19
Actual	0.75%	$ 1,000.00	$ 1,041.30	$ 3.84
Hypothetical	0.75%	$ 1,000.00	$ 1,021.31	$ 3.80

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.     Board of Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Agreement between the Trust and the Adviser with respect to the the Fund be approved by a majority of the Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to the Fund and its shareholders. The Board considered and approved the Agreement for the Fund at an in-person meeting held on June 12, 2019.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser on its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (or lack thereof), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to the Fund or any other fund managed by the Adviser. The Board then considered key risks associated with the Fund and ways in which those risks are mitigated. Taking in to account the personnel involved in servicing the Fund as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

The Board reviewed the investment performance of the Fund and examined the selected peer groups and benchmark for the Fund. The Board reviewed the Fund’s performance compared to a peer selection based on the Pavilion Large Cap Value universe and the Pavilion Large Cap US Equity universe for one-month, three-month, one-year, three-year, five-year, and since inception periods through March 31, 2019. The Board also reviewed the performance of other funds advised by the Adviser with similar investment mandates for one-month, three-month, one-year, three-year, five-year, and since inception periods through March 31, 2019. After considering the information presented to it, the Board expressed satisfaction with the performance of the Fund and the Adviser.

24

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser received a management fee of 0.68% of the Fund’s average daily net assets. The Board reviewed the investment advisory fee paid by the Fund in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fee was competitive with the fees paid by its peers. The Board then reviewed the advisory fees paid other funds and by accounts managed by the Adviser with a similar investment mandate and noted that the Fund paid the same investment advisory fee as those funds and accounts. The Board then considered the expense cap for the Fund noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.85% of the Fund’s average daily net assets. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fee and expense ratio were reasonable.

The Board considered the profitability of the Adviser’s relationship with the Fund and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Fund’s relationship to the Adviser’s business strategy. The Board examined the Fund’s profit margin and the Adviser’s overall profitability. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, its capacity, and breakeven point. The Board noted than other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Fund. The Board also noted that the Fund does not assess and the Adviser does not receive Rule 12b-1 fees, soft dollars are not a consideration for broker selection, and that effective January 2018, the Adviser paid all third-party research expenses directly.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

E.     Board Approval of Liquidity Risk Management Program

The Trust and the Adviser have each adopted a liquidity risk management program, the effectiveness of which will be reviewed annually and the results disclosed in the Fund’s shareholder report.

F.     Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Independent Franchise Partners US Equity Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

Beginning with the quarter ended June 30, 2019 the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC website at www.sec.gov.

Previously, the Fund filed its complete scheduled of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov.

25

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

G.     Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office /Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired: President, Vadar Capital LLC, 2008 to 2017.	13	None
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	13	Boston Trust & Walden Funds and Coventry Funds Trust

1 The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	13	PAF Transportation
Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	13	None

26

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.

				N/A	N/A
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2019 to present	Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services) (2016 to present); Director, Beacon Hill Fund Services, LLC (April 2008 to July 2016).	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016.	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/ March 2018 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019.	N/A	N/A

1The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messrs. Houlihan and Jones and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

27

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

28

Independent Franchise Partners US Equity Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Independent Franchise Partners US Equity Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Independent Franchise Partners US Equity Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Independent Franchise Partners, LLP

Level 1, 10 Portman Square

London, W1H 6AZ

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

855-233-0437 or 312-557-7902

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ANNUAL REPORT

September 30, 2019

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

September 30, 2019

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2019

Vontobel U.S. Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on March 27, 2018 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Vontobel U.S. Equity Institutional Fund – Class I	11.46%	15.52%	2.94%	0.66%
S&P 500 Index	4.25%	11.21%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund commenced operations on March 27, 2018.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Standard and Poor’s (“S&P”) 500 Index an unmanaged index consisting of securities listed on exchanges in the United States of America. The index is calculated on a total return basis with dividends reinvested, but does not reflect fees, brokerage commissions, or other investment expenses, and is expressed in U.S. Dollars. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

1

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2019

Portfolio Commentary

For the 12 months ending September 30, 2019, the Vontobel U.S. Equity Institutional Fund outperformed its benchmark, the S&P 500 Index (Total Return Net Dividends). The Fund’s lack of exposure to energy, a sector that was down nearly 20% for the 12 months period, was the leading contributor to relative results. The Fund’s stock selection in consumer discretionary also added to relative performance. The Fund’s lack of exposure to the utilities sector, which was up nearly 30% was the only sector to detract from relative performance.

Leading contributors to Fund absolute performance during the period were Microsoft Corp., Mastercard and American Tower.

Once defined by its reliance on a PC-centric world, Microsoft (MSFT) has successfully transformed into more of a Cloud first company. The company has built Azure into a leading public cloud provider, with natural strengths in hybrid Cloud and ability to sell to enterprises. In addition, the shift to cloud computing is driving growth in its traditional franchises, as the company is shifting to more of a SaaS (software as a service) model. Under CEO Satya Nadella, we believe MSFT has become a much more open technology company that is now able to go after larger, addressable markets. In our view, MSFT offers an attractive combination of durable franchises and strong earnings growth.

Mastercard is one of the leading card payment networks second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion), and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

American Tower (AMT) is one of the largest independent tower companies in the world. Its global portfolio includes over 70,000 owned or managed sites primarily in the U.S., as well as in India and Latin America. AMT’s primary business is leasing antenna space on towers to wireless service providers and radio and TV broadcasting companies. The company should benefit from the continued growth in wireless connectivity.

Leading detractors from Fund absolute performance during the period were Kraft Heinz Group, United HealthCare Group and Amazon.com Inc.

Kraft Heinz Company (KHC) is the third-largest food company in North America, with global sales in 2018 of $26.3 billion. The company was well known for its policy of zero-based budgeting and cost-cutting. It had a good track record for turning around less efficient acquisition targets. KHC reported fourth quarter 2018 results that were below consensus expectations. Management reduced its 2019 guidance and took non-cash impairment charges to write down goodwill on some of its North American assets, decreasing the value of the Kraft and Oscar Mayer trademarks. It also declared a significantly lower quarterly dividend and indicated that it had received a subpoena from the SEC as part of an investigation into its accounting and procurement practices. We no longer expected Kraft Heinz to be an acquisition/turnaround story in the medium term given the challenges in its core operations. We exited our position in favor of more attractive opportunities as our thesis had changed.

2

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

PORTFOLIO COMMENTARY

September 30, 2019

Our position in UnitedHealth Group detracted from performance during the third quarter of 2019. UnitedHealth is a well-diversified health and insurance company serving over 75 million customers primarily in the US. The current push for health care reform by Democratic aspirants for the presidency has recently weighed on the shares of UnitedHealth. While reform is possible, we view the likelihood of privately administered medical insurance going away as a very low probability and UnitedHealth’s role in reducing costs and improving patient outcomes will be a vital driver of its success over time regardless of the direction political winds may blow. UnitedHealth Group, established in 1977, is a diversified health care company based in Minnesota. It operates through two distinct platforms: UnitedHealthcare, which provides health care coverage and benefits services; and Optum, which provides information and technology-enabled health services.

Amazon (AMZN) reported better than expected revenue growth in July 2019, but the stock suffered from a greater than expected miss on margins due to increased investment in Prime One Day Shipping. The investment in one-day shipping is leading to an acceleration in topline growth for the North American retail business, so we are already seeing a benefit. Amazon is the leading player in ecommerce in North America, and has leading positions in several markets in Europe, as well as India and Japan. Amazon was able to do this by offering very competitive pricing, free shipping for Prime members, and convenience. Amazon also has the leading position globally in Cloud services with AWS.

3

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage
	of Net
	Assets	Shares	Value

COMMON STOCKS	98.4%
Communication Services	12.8%
Alphabet, Inc. - Class C(a)		495	$603,405
Comcast Corp. - Class A		10,683	481,590
Electronic Arts, Inc.(a)		3,932	384,628
Sirius XM Holdings, Inc.		31,772	198,734
Walt Disney (The) Co.		2,804	365,417

			2,033,774

Consumer Discretionary	18.9%
Amazon.com, Inc.(a)		296	513,829
Aptiv PLC		1,923	168,109
Booking Holdings, Inc.(a)		247	484,765
Floor & Decor Holdings, Inc. - Class A(a)		3,139	160,560
Home Depot (The), Inc.		1,281	297,218
Las Vegas Sands Corp.		4,177	241,263
NIKE, Inc. - Class B		3,003	282,042
O’Reilly Automotive, Inc.(a)		430	171,359
Royal Caribbean Cruises Ltd.		1,838	199,111
Starbucks Corp.		1,241	109,729
TJX (The) Cos., Inc.		6,783	378,084

			3,006,069

Consumer Staples	17.2%
Alimentation Couche-Tard, Inc. - Class B		15,490	474,691
Anheuser-Busch InBev S.A./N.V. - ADR		4,661	443,494
Casey’s General Stores, Inc.		473	76,229
Coca-Cola (The) Co.		7,977	434,268
Constellation Brands, Inc. - Class A		2,218	459,747
Mondelez International, Inc. - Class A		8,024	443,888
PepsiCo, Inc.		2,984	409,106

			2,741,423

Financials	11.0%
Berkshire Hathaway, Inc. - Class B(a)		2,191	455,772
CME Group, Inc.		1,664	351,670
M&T Bank Corp.		1,485	234,585
Moody’s Corp.		436	89,306
PNC Financial Services Group (The), Inc.		1,870	262,099
Wells Fargo & Co.		7,120	359,133

			1,752,565

Health Care	15.9%
Becton Dickinson and Co.		1,714	433,573
Boston Scientific Corp.(a)		7,879	320,596
Edwards Lifesciences Corp.(a)		355	78,068
Johnson & Johnson		3,683	476,507

See Notes to Financial Statements.
4

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage
	of Net
	Assets	Shares	Value

Medtronic PLC		5,100	$553,962
UnitedHealth Group, Inc.		3,052	663,261

			2,525,967

Industrials	2.7%
Air Lease Corp.		6,502	271,914
Copart, Inc.(a)		2,047	164,435

			436,349

Information Technology	14.5%
Adobe, Inc.(a)		1,012	279,565
Amphenol Corp. - Class A		2,655	256,207
Mastercard, Inc. - Class A		2,119	575,457
Microsoft Corp.		4,582	637,035
Visa, Inc. - Class A		3,262	561,097

			2,309,361

Materials	4.0%
Ecolab, Inc.		759	150,312
Martin Marietta Materials, Inc.		625	171,313
Sherwin-Williams (The) Co.		585	321,674

			643,299

Real Estate	1.4%
American Tower Corp.		979	216,486

TOTAL COMMON STOCKS (Cost $13,258,317)			15,665,293

SHORT-TERM INVESTMENTS	2.6%
Northern Institutional
U.S. Government Select Portfolio – Shares Class, 1.85%(b)		409,895	409,895

TOTAL SHORT-TERM INVESTMENTS (Cost $409,895)			409,895

TOTAL INVESTMENTS (Cost $13,668,212)	101.0%		16,075,188
NET OTHER ASSETS (LIABILITIES)	(1.0%)		(154,453)

NET ASSETS	100.0%		$15,920,735

(a)Non-income producing security.

(b) 7-day current yield as of September 30, 2019 is disclosed.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2019, the Vontobel U.S. Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	88.0%
Ireland	4.6
Canada	3.0
Belgium	2.8
Total	98.4%

See Notes to Financial Statements.
5

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2019

Vontobel
U.S. Equity
Institutional Fund
Assets:
Investments, at value (Cost: $13,668,212)	$16,075,188
Foreign currency (Cost: $547)	547
Receivable for dividends	12,559
Reclaims receivable	1,690
Receivable for investments sold	126,988
Receivable from Investment Adviser	42,961
Prepaid expenses	440

Total Assets	16,260,373
Liabilities:
Securities purchased payable	184,914
Accounting and Administration fees payable	94,587
Regulatory and Compliance fees payable	25,068
Trustee fees payable	600
Accrued expenses and other payables	34,469

Total Liabilities	339,638

Net Assets	$15,920,735

Class I Shares:
Net assets	$15,920,735
Shares of common stock outstanding	1,289,432

Net asset value per share	$12.35

Net Assets:
Paid in capital	$13,326,702
Distributable earnings (loss)	2,594,033

Net Assets	$15,920,735

See Notes to Financial Statements.
6

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2019

Vontobel
U.S. Equity
Institutional Fund

Investment Income:
Dividend income (Net of foreign withholding tax of $1,324)	$188,986
Operating expenses:
Investment advisory	64,277
Accounting and Administration	137,500
Regulatory and Compliance	85,949
Trustees	30,225
Legal	20,641
Audit	29,712
Registration	26,474
Other	9,648

Total expenses before reductions	404,426
Expenses reduced by Service Providers	(320,866)

Net expenses	83,560

Net investment income	105,426

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	150,469
Net realized losses from foreign currency transactions	(459)
Change in unrealized appreciation (depreciation) on investments	1,241,764

Net realized and unrealized gains from investment activities	1,391,774

Change in Net Assets Resulting from Operations	$1,497,200

See Notes to Financial Statements.
7

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2019 and 2018

	Vontobel
	U.S. Equity
	Institutional Fund
	2019(a)	2018(b)

Increase (decrease) in net assets:
Operations:
Net investment income	$105,426	$46,221
Net realized gains (losses) from investment and foreign currency transactions	150,010	(38,129)
Change in unrealized appreciation (depreciation) on investments and foreign currency	1,241,764	1,165,212

Change in net assets resulting from operations	1,497,200	1,173,304

Dividends paid to shareholders:
From distributable earnings	(76,471)	—

Total dividends paid to shareholders	(76,471)	—

Capital Transactions (Class I Shares):
Proceeds from sale of shares	3,069,595	10,253,612
Value of shares issued to shareholders in reinvestment of dividends	3,538	—
Value of shares redeemed	(43)	—

Change in net assets from capital transactions	3,073,090	10,253,612

Change in net assets	4,493,819	11,426,916
Net assets:
Beginning of year	11,426,916	—

End of year	$15,920,735	$11,426,916

Share Transactions (Class I Shares):
Sold	265,460	1,023,627
Reinvested	349	—
Redeemed	(4)	—

Change	265,805	1,023,627

(a)	The Fund adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in the Notes to these Financial Statements.
(b)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.

See Notes to Financial Statements.
8

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Year Ended	Period Ended
	September 30,	September 30,
Vontobel U.S. Equity Institutional Fund	2019	2018(a)

Net asset value, beginning of year	$11.16	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.09	0.05
Net realized and unrealized gains from investments	1.17	1.11

Total from investment operations	1.26	1.16

Less distributions paid:
From net investment income	(0.07)	—

Total distributions paid	(0.07)	—

Change in net asset value	1.19	1.16

Net asset value, end of year	$12.35	$11.16

Total return(c)	11.46%	11.60%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$15,921	$11,427
Ratio of net expenses to average net assets(d)	0.65%	0.65%
Ratio of net investment income to average net assets(d)	0.82%	0.84%
Ratio of gross expenses to average net assets(d)	3.15%	2.93%
Portfolio turnover rate(c)	27.31%	20.78%

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.
9

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel U.S. Equity Institutional Fund (the “Fund”) is a series of the Trust and commenced operations on March 27, 2018. These financial statements and notes only relate to the Fund.

The Fund is a diversified fund. The investment objective of the Fund is to provide long-term capital appreciation.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.    Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2019 in valuing the Fund’s investments based upon the three fair value levels defined above:

			Level 3 -
		Level 2 -	Significant
	Level 1 -	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total

Vontobel U.S. Equity Institutional Fund
Common stocks*	$15,665,293	$—	$—	$15,665,293
Short-Term Investments	409,895	—	—	409,895

Total Investments	$16,075,188	$—	$—	$16,075,188

*See additional categories in the Schedule of Investments.

As of September 30, 2019, there were no Level 2 or 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2019.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statement of Operations.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2019, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s tax return for the tax year ended September 30, 2018, remains subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

In August 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation of the total, rather than components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

B.     Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”) to provide investment advisory services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser an annual fee based on the Fund’s daily net assets as set forth in the following table. The total fees incurred by the Fund pursuant to the Agreement is reflected as “Investment advisory” fees on the Statements of Operations. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses with underlying investment companies and extraordinary expenses) exceed the rates in the table below.

			Expense
Fund	Class	Advisory Fee	Limitation
Vontobel U.S. Equity Institutional Fund	Class I	0.50% on first $500 million 0.45% on assets over $500 million	0.65%

The expense limitation agreement is effective until January 28, 2020 for the Fund at which time it will be subject to automatic renewal upon the effective date of the annual update to the the Fund’s registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

For the year ended September 30, 2019, the Fund incurred advisory fees payable to Vontobel, expense waivers/reimbursements from Vontobel and paid expense recoupments to Vontobel as follows:

			Advisory Fees
	Advisory Fee to	Expenses Reduced by	Recouped
Fund	Vontobel	Vontobel	by Vontobel
Vontobel U.S. Equity Institutional Fund	$64,277	$308,332	$—

The balances of recoverable expenses to Vontobel by the Fund at September 30, 2019 were as follows:

		Vontobel
		U.S. Equity
For the:	Expiring	Institutional Fund

Year ended September 30, 2018	September 30, 2021	$112,057
Year ended September 30, 2019	September 30, 2022	308,332

Balances of Recoverable Expenses to the Adviser		$420,389

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements with the Trust, on behalf of the Fund. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, and certain per account and transaction charges. The Fund is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

For the year ended September 30, 2019, Northern Trust made voluntary expense waivers of $12,534.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund has agreed to pay Foreside a tiered basis-point fee based on the Fund’s daily net assets, subject to an overall minimum annual fee of $150,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2019, the aggregate Trustee compensation paid by the Trust was $360,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statements of Operations.

C.     Investment Transactions

For the year ended September 30, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Vontobel U.S. Equity Institutional Fund	$6,840,297	$3,399,298

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

D.     Federal Income Tax

As of September 30, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

					Net Unrealized
		Tax Unrealized	Tax Unrealized		Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)		(Depreciation)
Vontobel U.S. Equity Institutional Fund	$13,674,391	$2,486,614		$(85,817)	$2,400,797

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2019 and September 30, 2018 for the Fund were as follows:

Vontobel U.S. Equity Institutional		Net Long	Total Taxable	Tax Return	Total Distributions
Fund	Ordinary Income	Term Gains	Distributions	of Capital	Paid
2019	$76,471	$—	$76,471	$—	$76,471
2018	—	—	—	—	—

As of the latest tax year ended September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed			Accumulated		Total
	Ordinary	Long Term	Accumulated	Distributions	Capital and	Unrealized	Accumulated
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	Appreciation	Earnings
Vontobel U.S. Equity Institutional Fund	$74,619	$118,617	$193,236	$ —	$ —	$2,400,797	$2,594,033

E.     Concentration by Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

15

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Vontobel U.S. Equity Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Equity Institutional Fund (the “Fund”) (one of the funds constituting Advisers Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year ended September 30, 2019 and the statements of changes in net assets and the financial highlights for the year ended September 30, 2019 and the period from March 27, 2018 (commencement of operations) through September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advisers Investment Trust) at September 30, 2019, the results of its operations for the year ended September 30, 2019 and the changes in its net assets and its financial highlights for the year ended September 30, 2019 and the period from March 27, 2018 (commencement of operations) through September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013

New York, New York

November 22, 2019

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

A.     Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2019 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2019:

QDI Percentage

US Equity Institutional Fund	39.69%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Corporate
DRD Percentage

US Equity Institutional Fund	39.69%

B.     Summary of Fund Holdings as of September 30, 2019

Vontobel U.S. Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Diversified Financial Services	11.0%
Beverages	10.9
Retail	10.6
Internet	10.0
Healthcare-Products	8.7
Software	8.2
Media	6.6
Banks	5.3
Healthcare-Services	4.2
Pharmaceuticals	3.0
Insurance	2.9
Chemicals	2.9
Food	2.8
Apparel	1.8
Electronics	1.6
Lodging	1.5
Real Estate Investment Trusts	1.4
Leisure Time	1.2
Auto Parts & Equipment	1.1
Building Materials	1.1
Distribution/Wholesale	1.0
Commercial Services	0.6
Total	98.4%

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ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

5 Largest Equity Positions
Issuer	% of Net Assets
UnitedHealth Group, Inc.	4.2%
Microsoft Corp.	4.0
Alphabet, Inc. - Class C	3.8
Mastercard, Inc. - Class A	3.6
Visa, Inc. - Class A	3.5
Total	19.1%

C.     Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2019 and held for the entire period through September 30, 2019.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Vontobel U.S. Equity Institutional Fund

	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2019	9/30/2019	4/1/19-9/30/19
Actual	0.65%	$1,000.00	$1,108.60	$3.44
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.    Board Approval of Liquidity Risk Management Program

The Trust and the Adviser have each adopted a liquidity risk management program, the effectiveness of which will be reviewed annually and the results disclosed in the Fund’s shareholder report.

18

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

E.     Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the U.S. Securities and Exchange Commissions (the “SEC”) website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

F.     Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

					Other
				Number of	Directorships
	Position(s)	Term of		Portfolios in the	Held by Trustee
Name, Address and	Held with	Office/Length	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	of Time Served	Past 5 Years	by Trustee	Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	13
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	13	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

19

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940Act, and each officer of the Trust.

Other
				Number of	Directorships
	Position(s)	Term of Office/		Portfolios in the	Held by Trustee
Name, Address and	Held with	Length of Time	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	Served	Past 5 Years	by Trustee	Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	13	PAF Transportation
Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	13	None
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/March 2019 to present	Director, Foreside Financial, Group, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to present; Director, Beacon Hill Fund Services, LLC, April 2008 to July 2016.	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016.	N/A	N/A

20

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

Other
				Number of	Directorships
	Position(s)	Term of Office/		Portfolios in the	Held by Trustee
Name, Address and	Held with	Length of Time	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	Served	Past 5 Years	by Trustee	Years
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/March 2018 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/ March 2018 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019.	N/A	N/A

1The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messr. Houlihan and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

21

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Vontobel U.S. Equity

Institutional Fund

(A series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Vontobel U.S. Equity Institutional Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Vontobel U.S. Equity Institutional Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Vontobel Asset Management, Inc.

1540 Broadway

38th Floor

New York, NY 10036

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

866-252-5393 (toll free) or 312-630-6583

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning on January 28, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling toll-free 866-260-9549 or 312-557-5913. If you own your shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by calling toll-free 866-260-9549 or 312-557-5913 or by contacting your financial intermediary.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

September 30, 2019

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

SHAREHOLDER LETTER

September 30, 2019

Dear Shareholder:

We are pleased to present the September 30, 2019 Annual Report for the JOHCM Funds (the “Funds”), each a series of the Advisers Investment Trust. This report contains the results of operations during the year ended September 30, 2019.

We appreciate the trust and confidence you have placed in us by choosing the Funds and the Investment Adviser, J O Hambro Capital Management Limited, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Jonathan Weitz
President	Senior Vice President – Business Manager
Advisers Investment Trust	J O Hambro Capital Management Limited

i

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM Asia Ex-Japan Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 28, 2014 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	4.05%	2.51%	2.52%	1.29%	0.80%
Fund Class I Shares	3.85%	2.43%	2.44%	1.39%	0.90%
Fund Class II Shares	3.70%	2.24%	2.26%	1.54%	1.05%
MSCI AC Asia ex Japan Index	-3.44%	4.23%	4.97%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on March 28, 2014. Class I and II Shares commenced operations on June 25, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) Asia ex Japan Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to achieve long-term capital appreciation through investment, both direct and indirect, in a diversified portfolio of Asia ex-Japan equity securities. The Fund aims to achieve its investment objective primarily through investment in equity securities of companies domiciled or exercising the predominant part of their economic activities in Asia ex-Japan. The investment process is focused on identifying and owning quality, long-term, sustainable growth companies; meaning businesses which can sustainably grow over economic and liquidity cycles. The Fund will generally invest in stocks of companies from the consumer, telecoms, infrastructure, internet or brand ownership sectors, which have market capitalisation of greater than US$500 million.

Performance

The Fund’s Institutional share class returned 4.05% for the 12-month period ended September 30, 2019 versus a return of -3.44% achieved by its benchmark, the MSCI AC Asia ex Japan Index, for the same period.

The Fund significantly outperformed over the year. This outperformance was chiefly driven by strong stock selection, most notably in the consumer staples and consumer discretionary sectors, although sector allocation effects were also helpful, principally the large overweight in consumer staples.

Despite the trade concerns, the portfolio’s top performer over the period was Chinese sporting goods company Li Ning. Starting with a focus on tighter working capital and optimising costs, the company has followed a textbook example of reinvestment in the brand to drive sales and lift margins. Another top performer was condiment maker Foshan Haitian. The company enjoys high margins in an oligopolistic and growing market where it is gaining market share from competitors and achieving high returns on capital employed.

On the negative side, Chinese media giant Weibo and Hong Kong-listed Prada Spa were both weak amid slowing growth in China. Overall, though, stock picking in China was highly rewarding, with the above-mentioned Li Ning and Foshan Haitian helping drive our outperformance in Chinese names. Elsewhere, India was a source of alpha generation. The portfolio has a large exposure in India, and it was pleasing to see Prime Minister Narendra Modi lead the BJP to a thumping majority in the recent national elections. This paves the way for continuity for another five years, yet the immediate challenges for the Indian economy remain daunting.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on November 20, 2012 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	-1.21%	3.76%	4.09%	1.24%	1.24%
Fund Class I Shares	-1.31%	3.65%	4.02%	1.34%	1.34%
Fund Class II Shares	-1.37%	3.56%	3.88%	1.49%	1.49%
MSCI Emerging Markets Index	-2.01%	2.33%	2.78%	-	-

The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on November 20, 2012. Class II Shares commenced operations on December 17, 2013. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares, the share class most similar to Class II. The performance of Class II Shares has been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned -1.21% for the 12-month period ended September 30, 2019 versus a return of -2.01% achieved by its benchmark, the MSCI Emerging Markets Index, for the same period.

Unusually, stock selection rather than country allocation decisions accounted for the bulk of the portfolio’s outperformance over the year, with South Korean, South African and Mexican holdings adding material value in the portfolio, more than offsetting weakness in Indian and Taiwanese positions.

Turning to individual stock contributors, India’s ICICI Bank was the portfolio’s top performer while China’s Xinyi Solar Holdings and China Overseas Property Holdings also contributed meaningfully. In contrast, China Petroleum & Chemical, Indiabulls Housing Finance and Mahindra & Mahindra all lagged. Despite weak sales and an unimpressive year-to-date share price return of -26.3%, we continue to find vehicle manufacturer Mahindra & Mahindra attractive. This is both in the form of the extremely compelling implied valuation of the core vehicle business and from the diversification provided by the group’s investments in the technology, tourism and insurance sectors.

Falling inflation is allowing both policy interest rate cuts and more aggressive fiscal policy in India. Both should support economic growth and the equity market, and most of our Indian holdings continue to do well, both in terms of corporate results and stock performance.

Emerging equity markets have been on the back foot for the last few years, hit by both tighter global liquidity and the effects of various trade wars. In this environment, we have generally focused our portfolio strategy on either defensive holdings (e.g. China, gold miners), idiosyncratic, internally-driven opportunities where value is unlocked (e.g. corporate governance reform in Korea, Petrobras, Naspers), and opportunistic exploitation of excessive risk premia (e.g. Brazil and Dubai in 2018, Turkey in 2019).

We believe that most, perhaps all, investing is a trade-off between fundamentals and valuation, and we look to use both to identify top-down, country-level opportunities in EM equity, no matter how good or bad the global environment is at that moment.

v

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM Emerging Markets Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on December 17, 2014 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	-1.42%	7.43%	2.48%	1.54%
Fund Class I Shares	-1.51%	7.33%	2.58%	1.64%
MSCI Emerging Markets Small Cap Index	-5.49%	1.85%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on December 17, 2014. Class I Shares commenced operations on January 28, 2016. Historical performance for Class I Shares prior to its inception is based on the performance of Institutional Class Shares. The performance of Class I Shares has been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index. The Index includes small cap representation across 26 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

Performance

The Fund’s Institutional share class returned -1.42% for the 12-month period ended September 30, 2019 versus a return of -5.49% achieved by its benchmark, the MSCI Emerging Markets Small Cap Index, for the same period.

This strong outperformance came chiefly from stock selection effects as the Fund’s consumer discretionary and financials investments did well. Sector allocation effects provided a modest drag, as well as the Fund’s underweight in utilities weighed slightly. By country, the Fund’s investments in Brazil, India and South Africa did well, while the Fund’s investments in Korea were slightly weak. The Fund’s underweight position here was helpful.

Turning to individual stocks, Bata India was the top performer over the period while China Overseas Property and SulAmerica also contributed meaningfully. Bata India, an Indian footwear producer, is now introducing new initiatives to accelerate revenue growth (e.g. improving merchandise, store experience, advertising) and is looking to premiumize the portfolio. Chinese property management company China Overseas Property is benefiting from a steady contribution of new projects from its parent company. Brazilian health insurer SulAmerica reported strong numbers over the period.

On the negative side, Medy Tox, GS Engineering & Construction, and Dentium all lagged. Dentium, a South Korean dental implant maker, suffered after it published an unexpected increase in costs due to its international expansion. Medy Tox, a South Korean manufacturer of botulinum products, published weak results due to inventory destocking and increased R&D expense. GS Engineering & Construction, a Korean building company, saw its shares trend lower over the summer.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 21, 2013 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	2.70%	4.78%	8.90%	1.07%	1.07%
Fund Class I Shares	2.66%	4.69%	8.81%	1.17%	1.17%
MSCI ACWI	1.38%	6.65%	8.10%	-	-

The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on March 21, 2013.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 2.70% for the 12-month period ended September 30, 2019 versus a return of 1.38% achieved by its benchmark, the MSCI AC World Index, for the same period.

It was a good year for the portfolio as robust stock selection more than offset negative sector allocation effects. Strong stock selection within the healthcare and financials sectors drove relative returns, while the Fund’s communication services and energy stocks lagged.

Looking at individual stock contributions, Newcrest Mining and Carbon Black were the top performers. The latter saw its shares rise following an agreement with VMware who will purchase the cybersecurity firm for US$2.1bn. Turning to the negatives, First Quantum Minerals and SBI Holdings lagged.

Our process suggests having some defense and some cyclicality within the portfolio, but that it is too early to get fully defensive or fully cyclical. We are looking for early “Christmas presents” in structural winners, the disruptors, the compounders, the early-stage growth or restructuring/transforming companies; and increasingly the “healthy or sustainable” companies as Western consumers are beginning to “vote with their wallets”. We will continue to “weed out the losers” and replace them with interesting idiosyncratic stocks (low correlation to sector or country) that are less affected by the short-term machine-driven flows and the long-term passive flows that dominate today’s highly correlated investment environment.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM Global Income Builder

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on September 29, 2016 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	7.77%	4.18%	1.49%	0.90%
Fund Class I Shares	7.66%	4.07%	1.59%	1.00%
Fund Class II Shares	7.51%	3.92%	1.74%	1.15%
Bloomberg Barclays US Aggregate Bond Index	10.30%	4.73%	-	-
ICE BofAML BB-B Global High Yield Constrained Index	6.68%	3.87%	-	-
MSCI World Index	1.83%	5.03%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class and Class I Shares of the Fund commenced operations on November 29, 2017. Class II Shares commenced operations on June 28, 2019. Historical performance for Class II Shares prior to its inception is based on the performance of Institutional Class Shares. The performance of Class II Shares has been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

x

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

The Fund’s benchmarks for performance comparison purposes are the: Bloomberg Barclays US Aggregate Bond Index, ICE BofAML BB-B Global High Yield Constrained Index, and Morgan Stanley Capital International (“MSCI”) World Index. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The ICE BofAML BB-B Global High Yield Constrained Index contains all securities in the ICE BofAML Global High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed market countries. The table reflects the theoretical reinvestment of dividends on securities in the Indices. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Indices calculations. It is not possible to invest directly in anindex.

Portfolio Commentary

Investment Philosophy and Process

The Fund aims to generate meaningful monthly income distributions and long-term capital appreciation by applying a global value investment philosophy to income-generative assets. The Fund invests in global equities and fixed income but may also hold cash and hedging assets, e.g. commodity-linked investment instruments such as exchange traded funds that invest in gold and precious metals. The investment team has a long-term, absolute return-oriented investment philosophy and believes their highest priority is to protect the capital they manage from permanent impairment.

Performance

The Fund’s Institutional share class returned 7.77% for the 12-month period ended September 30, 2019. The portfolio performed strongly versus its peer group, with the Fund ranking in the seventh percentile (29 / 450 funds) in the Morningstar World Allocation category for the fiscal year ended 30 September 2019.

The portfolio’s US and non-US corporate bond holdings (representing just under 40 per cent of the portfolio in aggregate, on a weighted average basis) made a substantial contribution to returns, particularly the US corporate bond holdings. The portfolio’s equities holdings (c. 48 per cent aggregate allocation on average) made a more modest contribution, with both US and international equities adding value. The portfolio’s gold and gold-related holdings (just under 4 per cent of the portfolio) also boosted returns, as did a cash balance that was just under 5 per cent of the portfolio on average. Like the team’s gold positions, it serves as a portfolio hedge and a buying reserve to be used opportunistically in times of market stress.

Looking ahead, the team believes the financially repressive policies of central bankers and demographic challenges facing the developed world mean income-focused investors will need nimble, flexible and creative solutions to meet their investment needs. In a world where over US$15 trillion of debt (according to Bloomberg) now carries a negative yield, traditional fixed income products are likely to provide meagre returns in coming years. Investors also need to be acutely aware of valuation risk in the equity markets, where earnings multiples for many quality and growth stocks appear stretched, even after September’s market rotation towards value stocks.

In terms of current positioning, the portfolio’s equity weighting has drifted slightly higher lately following the team’s identification of small pockets of opportunity. However, the team does not believe equities in aggregate present the same attractive risk/reward profile that they saw in the market volatility of December 2018. In fixed income, they continue to see little value in taking interest rate or credit risk, as such the portfolio remains tilted towards higher quality bonds.

Using a bottom-up, cross-capital approach, the team continues to look for pockets of opportunity across global equity and credit markets and deploy capital swiftly when appropriate. They are also prepared to act should further bouts of market stress provide more broad-based opportunities for them to take advantage of volatility.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM International Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on September 29, 2016 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	1.42%	5.22%	8.23%	0.89%
MSCI EAFE Index	-1.34%	6.37%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on September 29, 2016.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Opportunities Fund (the “Fund”) is to achieve long-term total return by investing in a concentrated portfolio of international equity securities. The Fund invests, under normal market conditions, primarily in equity securities of companies headquartered outside the US, including those in emerging markets. The Fund may invest in foreign companies of any size, including small- and mid- capitalisation companies, in order to achieve its objective. Equity securities include common and preferred stocks, rights and warrants. The Fund may also invest in equity related instruments, such as equity linked notes and participation notes, all of which derive their value from equities. The portfolio typically contains 25 to 40 stocks.

Performance

The Fund’s Institutional share class returned 1.42% for the 12-month period ended September 30, 2019 versus a return of -1.34% achieved by its benchmark, the MSCI EAFE Index, for the same period.

The portfolio’s outperformance was driven, in the main, by sector allocation effects although stock selection also contributed positively, albeit to a lesser extent. The Fund’s cash position was helpful in the falling market and its significant underweight in financials also proved beneficial. The Fund’s utilities holdings did well but our consumer staples names suffered.

Turning to individual stock contributors, companies with more predictable earnings, such as ENEL and Compass Group were the top performers while Wartsila, which continued to suffer from cyclical headwinds, and Japanese convenience store company Qol Holdings lagged.

The year ended with a brief but sharp outperformance of value stocks after many months of underperformance, accompanied by a jump in bond yields. In such an environment it turned out that the darlings of recent years, particularly the bond proxies, were the worst place to be. This is a good way to illustrate what we have been saying for a long time: there are many risks facing equity investors at present, we have no way of knowing which one is most dangerous, and they could well all lead to poor performance and capital destruction as and when volatility picks up.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM International Select Fund

Value of a hypothetical $10,000 investment in the Fund Class I Shares from September 30, 2009 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Five Year Return	Ten Year Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Class I Shares	-3.31%	4.85%	9.07%	1.00%	1.00%
Fund Class II Shares	-3.59%	4.57%	8.82%	1.25%	1.25%
MSCI EAFE Index	-1.34%	3.27%	4.90%	-	-

The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

While Class I Shares of the Fund commenced operations on July 29, 2009, Class I Shares began investing consistent with its investment objective on July 30, 2009. Class II Shares commenced operations on March 31, 2010. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares. The performance of Class II Shares has been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s class I share class returned -3.31% for the 12-month period ended September 30, 2019 versus a return of -1.34% achieved by its benchmark, the MSCI EAFE Index, for the same period.

A large part of the Fund’s underperformance can be attributed to the market’s rotation out of momentum stocks and into value names at the end of the period. The key question is whether this represents a major inflection point or just another algorithm-driven short-term rotation. The truthful answer is nobody really knows, so we will follow our Bayesian probability-based process, which says “until proven otherwise, this is short-term noise and not a long-term signal.” As a result, we are currently buyers of the dips in quality growth stocks and sellers of the rally in cyclical value stocks.

However, we are eyes wide open to the possibility of a fundamentally different market regime and will reposition the portfolio accordingly should more evidence emerge.

Over the period, negative stock selection effects offset the modest positive from sector allocation. Weakness came, in the main, from the Fund’s industrials, technology and communication services holdings. Newcrest Mining and Danish energy company Orsted were the top performers; the former benefiting from rising gold prices. On the negative side, First Quantum Minerals, SBI Holdings and Momo lagged. We sold First Quantum Minerals towards the end of the period while SBI Holdings and Momo are both under review.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM International Small Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 1, 2013 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	-10.13%	4.00%	3.66%	1.22%	1.22%
Fund Class I Shares	-10.27%	3.89%	3.58%	1.32%	1.32%
Fund Class II Shares	-10.35%	3.75%	3.40%	1.47%	1.47%
MSCI ACWI ex USA Small Cap Index	-5.63%	3.98%	4.02%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on October 1, 2013. Class II Shares commenced operations on November 18, 2013 and Class I Shares commenced operations on January 2, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the small cap equity market performance of developed and emerging markets, excluding the US. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Small Cap Equity Fund is to seek long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.

The Fund may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund will generally initiate the sale of securities whose market capitalization grows to exceed $8 billion.

Performance

The Fund’s Institutional share class returned -10.13% for the 12-month period ended September 30, 2019 versus a return of -5.63% achieved by its benchmark, the MSCI AC World ex US Small and Mid Cap Index, for the same period.

The portfolio underperformed over the year with sector allocation effects, namely the Fund was underweight in the strong-performing real estate sector, providing the main drag. Stock selection was also negative in aggregate with weakness among the Fund’s technology, discretionary and industrials holdings offsetting strength from the Fund’s financials, healthcare and staples holdings.

The top performers were Mani and Gurit. Mani, a Japanese manufacturer of eyeless suture needles and blades for surgical, ophthalmic and dental applications, noted better operating margins from higher demand for surgical and ophthalmologic products, with a growing order book from a broad global base. Gurit, a global supplier of advanced composite materials and tooling equipment, announced ongoing investments in kits and molds for production of wind turbine blades and benefited from new contract extensions.

On the negative side, Biesse and SAF-Holland SA lagged. Biesse, which designs, manufactures and markets a comprehensive range of specialized finishing machinery and solutions for working various materials, is experiencing lower orders. The latter is a manufacturer of chassis-related systems for trucks, trailers and buses. It revised its 2019 guidance as market conditions in its core market, EMEA, as well as in China and India, continued to worsen more than expected.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

JOHCM US Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 31, 2014 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	-1.16%	9.53%	3.51%	0.99%
Fund Class I Shares	-1.24%	9.44%	3.61%	1.09%
Russell 2500 Index	-4.04%	7.77%	-	-

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on October 31, 2014.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Russell 2500 Index. The Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM U.S. Small Mid Cap Equity Fund (the “Fund”) was to seek long-term capital appreciation. The Fund invested, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in U.S. equity securities with small and medium market capitalizations. Equity securities consisted of common and preferred stock, rights and warrants. Small and medium capitalization companies generally were defined as companies with market capitalizations, at the time or purchase, below US $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase.

Performance

The Fund’s Institutional share class returned -1.16% for the 12-month period ended September 30, 2019 versus a return of -4.04% achieved by its benchmark, the Russell 2500 Total Return Index, for the same period.

This outperformance was driven by stock selection, particularly within the materials, industrials and technology sectors. The Fund’s financials holdings were somewhat weak over the period. Sector allocation effects were broadly neutral although the Fund’s underweights in utilities and real estate provided a drag.

Martin Marietta Materials was the top performer while Carbon Black and Mastec also contributed well. Carbon Black’s shares rose after a deal was agreed for software company VMware to purchase the cybersecurity company for US$2.1bn. In the industrials sector, Mastec also performed well. Its shares were strong after reporting solid Q2 earnings. This was driven by revenue from its oil and gas pipelines segment as increasing requirements for takeaway capacity in the Permian Basin helped boost revenues.

Turning to the laggards, Tapestry dipped on the back of weaker-than-expected guidance. Its shares dropped materially despite revenue growth in its Kate Spade and Stuart Weitzman brands. Veterinary healthcare company Heska and crane manufacturer Terex also lagged.

ADVISERS INVESTMENT TRUST

JOHCM ASIA EX-JAPAN EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.0%
China	29.3%
China Merchants Bank Co. Ltd. - Class H		127,405	$606,327
ENN Energy Holdings Ltd.		115,500	1,195,127
Foshan Haitian Flavouring & Food Co. Ltd. - Class A		100,750	1,550,944
Li Ning Co. Ltd.		942,311	2,705,130
Ping An Insurance Group Co. of China Ltd. - Class H		98,781	1,134,929
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - Class A		49,700	1,284,022
Tencent Holdings Ltd.		46,700	1,967,457
Wuliangye Yibin Co. Ltd. - Class A		80,197	1,457,964
Yonyou Network Technology Co. Ltd. - Class A		91,600	396,303

			12,298,203

Hong Kong	7.4%
AIA Group Ltd.		74,200	701,036
Cafe de Coral Holdings Ltd.		130,695	350,179
China Mobile Ltd.		98,500	815,000
CLP Holdings Ltd.		116,500	1,224,055

			3,090,270

India	21.7%
Asian Paints Ltd.		61,649	1,532,900
Astral Poly Technik Ltd.		29,702	481,078
Bata India Ltd.		62,911	1,528,816
Dabur India Ltd.		204,186	1,288,609
ITC Ltd.		10	37
Kotak Mahindra Bank Ltd.		40,649	943,225
Nestle India Ltd.		9,446	1,851,332
Ramco Systems Ltd.(a)		95,673	219,375
Tata Consultancy Services Ltd.		42,649	1,263,363

			9,108,735

Indonesia	4.9%
Ace Hardware Indonesia Tbk PT		3,323,350	414,395
AKR Corporindo Tbk PT		3,390,836	907,726
Bank Central Asia Tbk PT		349,089	746,379
Gudang Garam Tbk PT		1,449	5,346

			2,073,846

Italy	2.6%
PRADA S.p.A.		379,800	1,104,845

Macau	3.3%
Sands China Ltd.		304,358	1,378,556

Philippines	2.8%
Jollibee Foods Corp.		272,561	1,167,442

Singapore	2.6%
Jardine Cycle & Carriage Ltd.		49,347	1,071,092

South Korea	5.5%
LG Household & Health Care Ltd.		1,431	1,563,614

See Notes to Financial Statements.
1

ADVISERS INVESTMENT TRUST

JOHCM ASIA EX-JAPAN EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Orion Corp.		671	$55,199
Samsung Electronics Co. Ltd.		17,204	705,477

			2,324,290

Taiwan	8.6%
Elite Material Co. Ltd.		156,307	635,766
Makalot Industrial Co. Ltd.		121	642
Nien Made Enterprise Co. Ltd.		88,601	776,788
Taiwan Semiconductor Manufacturing Co. Ltd.		252,000	2,219,978

			3,633,174

Thailand	6.8%
CP ALL PCL - REG		528,800	1,404,774
Thai Beverage PCL		2,285,630	1,463,504

			2,868,278

United Kingdom	1.5%
HSBC Holdings PLC		82,400	635,003

TOTAL COMMON STOCKS (Cost $38,267,666)			40,753,734

TOTAL INVESTMENTS (Cost $38,267,666)	97.0%		40,753,734
NET OTHER ASSETS (LIABILITIES)	3.0%		1,253,421

NET ASSETS	100.0%		$42,007,155

(a) Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2019 the industry sectors for the JOHCM Asia Ex-Japan Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	6.6%
Consumer Discretionary	25.0
Consumer Staples	25.3
Financials	11.3
Health Care	3.1
Industrials	3.3
Information Technology	13.0
Materials	3.6
Utilities	5.8
Total	97.0%

See Notes to Financial Statements.
2

ADVISERS INVESTMENT TRUST

JOHCM ASIA EX-JAPAN EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Retail	14.3%
Food	8.2
Banks	7.0
Semiconductors	7.0
Beverages	7.0
Cosmetics/Personal Care	6.8
Apparel	6.2
Internet	4.7
Distribution/Wholesale	4.7
Insurance	4.4
Chemicals	3.7
Lodging	3.3
Healthcare-Products	3.1
Computers	3.0
Electric	2.9
Gas	2.9
Telecommunications	2.0
Home Furnishings	1.8
Electronics	1.5
Software	1.4
Metal Fabricate/Hardware	1.1
Agriculture	0.0 (1)
Total	97.0%

(1)	Amount rounds to less than 0.1%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Li Ning Co. Ltd.	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.3
Tencent Holdings Ltd.	4.7
Nestle India Ltd.	4.4
LG Household & Health Care Ltd.	3.7
Total	24.6%

See Notes to Financial Statements.
3

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	93.6%
Canada	3.4%
Barrick Gold Corp.		1,131,194	$19,603,592

China	16.5%
China Petroleum & Chemical Corp. - ADR		124,586	7,313,198
China Petroleum & Chemical Corp. - Class H		14,095,745	8,380,797
CNOOC Ltd.		4,953,316	7,558,552
CNOOC Ltd. - ADR		88,230	13,433,017
ENN Energy Holdings Ltd.		1,641,816	16,988,565
Hengan International Group Co. Ltd.		1,469,014	9,633,862
Longfor Group Holdings Ltd.(a)		3,753,000	14,029,996
Xinyi Energy Holdings Ltd.		1,654,948	451,866
Xinyi Solar Holdings Ltd.		17,223,486	10,328,334
Zhejiang Expressway Co. Ltd. - Class H		9,217,388	7,973,499

			96,091,686

Czech Republic	1.3%
Komercni Banka A.S.		220,134	7,442,161

Hong Kong	10.2%
China Mobile Ltd.		1,051,655	8,701,510
China Mobile Ltd. - ADR		325,696	13,483,815
China Overseas Land & Investment Ltd.		3,746,820	11,783,956
China Overseas Property Holdings Ltd.		19,948,622	9,849,977
China Resources Land Ltd.		2,820,960	11,823,435
Chow Tai Fook Jewellery Group Ltd.		4,889,209	4,036,029

			59,678,722

India	14.8%
Apollo Tyres Ltd.		4,152,536	10,643,727
Container Corp. of India Ltd.		1,009,321	8,612,914
HDFC Bank Ltd. - ADR		338,282	19,298,988
ICICI Bank Ltd. - ADR		271,718	3,309,525
Indiabulls Housing Finance Ltd.		1,224,602	4,421,913
ITC Ltd.		1,442,022	5,287,368
Larsen & Toubro Ltd.		763,479	15,882,291
Mahindra & Mahindra Ltd.		1,370,952	10,584,579
Reliance Industries Ltd.		426,020	8,008,674

			86,049,979

Jersey	1.0%
Centamin PLC		3,858,088	5,962,847

Mexico	5.8%
Bolsa Mexicana de Valores S.A.B. de C.V.		2,120,642	3,987,890
Grupo Financiero Banorte S.A.B. de C.V., Series O		2,198,662	11,817,781
Wal-Mart de Mexico S.A.B. de C.V.		6,021,956	17,845,545

			33,651,216

Netherlands	1.9%
Prosus N.V.(b)		150,928	11,079,344

See Notes to Financial Statements.
4

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Russia	5.2%
Globaltrans Investment PLC - REG - GDR		691,889	$5,950,245
Mail. Ru Group Ltd. - REG - GDR(b)		239,362	5,017,028
Sberbank of Russia PJSC - ADR (London International Exchange)		1,285,110	18,216,434
Sberbank of Russia PJSC - ADR (OTC U.S. Exchange)		72,042	1,018,854

			30,202,561

South Africa	4.1%
MultiChoice Group(b)		136,512	1,063,342
Naspers Ltd. - Class N		150,928	22,871,397

			23,934,739

South Korea	17.4%
Cheil Worldwide, Inc.		404,625	8,389,165
Com2uS Corp.		59,964	4,677,207
Hyundai Motor Co.		55,190	6,182,720
NAVER Corp.		20,489	2,689,272
Samsung Electronics Co. Ltd.		1,041,911	42,725,189
Samsung Electronics Co. Ltd. - REG - GDR		9,930	10,108,740
SK Hynix, Inc.		135,476	9,309,975
SK Telecom Co. Ltd.		87,546	17,675,341

			101,757,609

Taiwan	6.8%
Cathay Financial Holding Co. Ltd.		7,269,579	9,593,729
Cleanaway Co. Ltd.		570,000	2,803,348
Fubon Financial Holding Co. Ltd.		5,198,500	7,476,418
MediaTek, Inc.		736,751	8,783,109
Primax Electronics Ltd.		1,695,384	3,229,615
Tong Yang Industry Co. Ltd.		5,182,643	7,847,009

			39,733,228

Turkey	1.8%
BIM Birlesik Magazalar A.S.		453,335	3,943,300
Coca-Cola Icecek A.S.		609,188	3,633,336
Turkcell Iletisim Hizmetleri A.S.		1,382,530	3,185,181

			10,761,817

United Arab Emirates	3.4%
Aldar Properties PJSC		2,570,559	1,462,632
Emaar Malls PJSC		17,812,065	9,116,612
Emaar Properties PJSC		7,514,462	9,431,052

			20,010,296

TOTAL COMMON STOCKS (Cost $560,326,013)			545,959,797

PREFERRED STOCKS	2.2%
Brazil	1.1%
Petroleo Brasileiro S.A. - ADR, 0.07%(c)		495,062	6,505,114

See Notes to Financial Statements.
5

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
South Korea	1.1%
Hyundai Motor Co. Ltd., 5.33%(c)		102,578	$6,551,820

TOTAL PREFERRED STOCKS (Cost $14,352,819)			13,056,934

TOTAL INVESTMENTS (Cost $574,678,832)	95.8%		559,016,731
NET OTHER ASSETS (LIABILITIES)	4.2%		24,258,511

NET ASSETS	100.0%		$583,275,242

(a) Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b) Non-income producing security.

(c) Current yield is disclosed. Dividends are calculated based on a percentage of issuer’s net income.

Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2019 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	11.1%
Consumer Discretionary	13.7
Consumer Staples	6.9
Energy	8.8
Financials	14.8
Industrials	7.0
Information Technology	14.5
Materials	4.4
Real Estate	11.6
Utilities	3.0
Total	95.8%

See Notes to Financial Statements.
6

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Semiconductors	12.1%
Real Estate	11.5
Banks	10.5
Oil & Gas	8.8
Telecommunications	7.3
Mining	4.4
Internet	4.4
Auto Manufacturers	4.0
Retail	3.8
Auto Parts & Equipment	3.1
Gas	2.9
Diversified Financial Services	2.8
Engineering & Construction	2.7
Transportation	2.5
Energy-Alternate Sources	1.9
Investment Companies	1.9
Software	1.7
Insurance	1.6
Healthcare-Products	1.6
Advertising	1.4
Commercial Services	1.4
Agriculture	0.9
Food	0.7
Beverages	0.6
Computers	0.6
Environmental Control	0.5
Media	0.2
Total	95.8%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Samsung Electronics Co. Ltd.	7.4%
Naspers Ltd. - Class N	3.9
Barrick Gold Corp.	3.4
HDFC Bank Ltd. - ADR	3.3
Sberbank of Russia PJSC - ADR (London International Exchange)	3.1
Total	21.1%

See Notes to Financial Statements.
7

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	93.5%
Austria	1.3%
Addiko Bank A.G.(a)		10,120	$188,618
IMMOFINANZ A.G.(a)		4,211	117,269

			305,887

Brazil	4.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes		42,500	246,002
Grupo SBF S.A.(a)		2,656	14,427
Linx S.A.		9,723	75,679
Sul America S.A.		16,126	185,170
TOTVS S.A.(a)		30,752	427,351
Via Varejo S.A.(a)		69,900	133,240

			1,081,869

Canada	2.1%
Dundee Precious Metals, Inc.(a)		28,623	96,357
ERO Copper Corp.(a)		9,114	133,114
Gran Tierra Energy, Inc.(a)		48,276	60,345
Parex Resources, Inc.(a)		14,927	228,719

			518,535

China	5.9%
China Conch Venture Holdings Ltd.		64,500	238,654
China Suntien Green Energy Corp. Ltd. - Class H		939,000	257,582
Jiangsu Hengshun Vinegar Industry Co. Ltd. - Class A		69,100	130,752
Lonking Holdings Ltd.		494,000	127,318
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H		152,000	156,505
Shenzhen Expressway Co. Ltd. - Class H		150,000	195,593
Silergy Corp.		13,613	338,978

			1,445,382

Czech Republic	0.5%
Central European Media Enterprises Ltd. - Class A(a)		28,874	129,789

Greece	2.2%
JUMBO S.A.		17,395	330,088
OPAP S.A.		20,271	208,460

			538,548

Hong Kong	4.8%
China Overseas Grand Oceans Group Ltd.		613,000	278,434
China Overseas Property Holdings Ltd.		755,000	372,794
Nissin Foods Co. Ltd.		358,000	296,898
SITC International Holdings Co. Ltd.		210,000	216,492

			1,164,618

India	12.4%
Bata India Ltd.		17,040	414,093
Crompton Greaves Consumer Electricals Ltd.		89,956	317,714
Godrej Properties Ltd.(a)		22,119	324,191
Info Edge India Ltd.		10,666	304,190

See Notes to Financial Statements.
8

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Ipca Laboratories Ltd.		17,688	$225,378
Multi Commodity Exchange of India Ltd.		14,372	194,868
Prestige Estates Projects Ltd.		43,904	178,915
PVR Ltd.		14,590	379,466
Varun Beverages Ltd.		28,625	252,079
WNS Holdings Ltd. - ADR(a)		7,147	419,886

			3,010,780

Indonesia	4.7%
Ace Hardware Indonesia Tbk PT		1,969,400	245,568
Bumi Serpong Damai Tbk PT(a)		3,084,700	302,059
Media Nusantara Citra Tbk PT		2,058,000	179,051
Merdeka Copper Gold Tbk PT(a)		215,100	94,329
PP Persero Tbk PT		675,036	81,081
Semen Indonesia Persero Tbk PT		144,100	117,249
Vale Indonesia Tbk PT(a)		460,900	113,967

			1,133,304

Malaysia	1.4%
Serba Dinamik Holdings Bhd.		328,200	333,138

Mexico	6.1%
Cemex S.A.B. de C.V. - ADR		25,217	98,851
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR(a)		22,150	221,721
Corp. Inmobiliaria Vesta S.A.B. de C.V.		62,700	96,303
Genomma Lab Internacional S.A.B. de C.V. - Series B(a)		318,610	305,468
GMexico Transportes S.A.B. de C.V.(b)		88,549	110,114
Industrias Bachoco S.A.B. de C.V. - Series B		56,392	248,212
Promotora y Operadora de Infraestructura S.A.B. de C.V.		9,000	80,696
Qualitas Controladora S.A.B. de C.V.		86,500	310,732

			1,472,097

Netherlands	0.8%
SBM Offshore N.V.		12,123	201,505

Norway	0.4%
Opera Ltd. - ADR(a)		8,588	86,309

Philippines	2.6%
Bloomberry Resorts Corp.		1,376,257	288,369
Megaworld Corp.		1,295,500	109,229
Wilcon Depot, Inc.		705,100	224,467

			622,065

Poland	1.7%
Cyfrowy Polsat S.A.		15,787	104,010
Dino Polska S.A.(a)(b)		6,885	269,556
Eurocash S.A.		8,094	42,387

			415,953

See Notes to Financial Statements.
9

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Russia	1.0%
HeadHunter Group PLC - ADR		4,960	$95,678
Polymetal International PLC		10,956	153,569

			249,247

South Africa	1.2%
AngloGold Ashanti Ltd. - ADR		10,903	199,198
Northam Platinum Ltd.(a)		18,938	103,937

			303,135

South Korea	10.9%
Advanced Process Systems Corp.		5,075	122,829
Cheil Worldwide, Inc.		11,794	244,527
CJ Freshway Corp.		5,376	124,720
Douzone Bizon Co. Ltd.		4,812	263,098
Duk San Neolux Co. Ltd.(a)		13,077	241,610
Hanwha Aerospace Co. Ltd.(a)		6,843	241,134
Hanwha Chemical Corp.		10,801	162,085
Iljin Materials Co. Ltd.(a)		2,653	82,951
Maeil Dairies Co. Ltd.		2,292	176,477
MegaStudyEdu Co. Ltd.		3,871	110,193
Meritz Securities Co. Ltd.		61,443	259,405
S&T Motiv Co. Ltd.		5,260	238,781
Soulbrain Co. Ltd.		2,084	127,185
WONIK IPS Co. Ltd.		10,064	243,155

			2,638,150

Switzerland	0.9%
Wizz Air Holdings PLC(a)(b)		5,160	229,353

Taiwan	16.8%
Accton Technology Corp.		39,000	206,504
Asia Cement Corp.		187,000	261,232
ASMedia Technology, Inc.		14,000	218,859
Bioteque Corp.		31,000	126,900
Chailease Holding Co. Ltd.		93,250	376,800
Chicony Power Technology Co. Ltd.		107,000	193,138
Chunghwa Precision Test Tech Co. Ltd.		8,000	202,936
Elan Microelectronics Corp.		88,000	244,393
Macronix International		201,000	204,081
Merida Industry Co. Ltd.		57,000	323,318
Parade Technologies Ltd.		16,540	287,889
Primax Electronics Ltd.		98,000	186,685
Realtek Semiconductor Corp.		39,000	288,950
Sitronix Technology Corp.		21,000	112,701
Tong Hsing Electronic Industries Ltd.		75,000	304,598
TSC Auto ID Technology Co. Ltd.		22,000	171,252

See Notes to Financial Statements.
10

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Unimicron Technology Corp.		160,000	$225,112
Universal Microwave Technology, Inc.		46,038	149,876

			4,085,224

Thailand	4.9%
Com7 PCL - REG		255,800	204,071
Sabina PCL - REG		153,200	144,009
Srisawad Corp. PCL - REG		216,620	405,476
Tisco Financial Group PCL - REG		79,000	264,754
VGI PCL - REG		501,900	161,639

			1,179,949

Turkey	2.9%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.		40,130	155,489
Eregli Demir ve Celik Fabrikalari T.A.S.		125,039	151,676
Haci Omer Sabanci Holding A.S.		72,642	123,107
Turkcell Iletisim Hizmetleri A.S.		48,519	111,782
Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.(a)		135,786	153,171

			695,225

United Arab Emirates	1.1%
Aldar Properties PJSC		476,521	271,137

United Kingdom	2.1%
Avast PLC(b)		72,540	346,063
Tullow Oil PLC		59,004	155,181

			501,244

United States	0.4%
QIWI PLC - ADR		4,123	90,500

TOTAL COMMON STOCKS (Cost $20,928,314)			22,702,943

EQUITY-LINKED SECURITIES	2.8%
China	0.5%
NavInfo Co. Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 02/18/24(a)		58,356	133,088

India	2.3%
V.I.P. Industries Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 12/17/19(a)		40,445	273,566
Voltas Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 5/28/20(a)		29,211	280,100

			553,666

TOTAL EQUITY-LINKED SECURITIES (Cost $619,085)			686,754

PREFERRED STOCKS	1.3%
Brazil	1.3%
Banco ABC Brasil S.A.(a)		25,615	110,352

See Notes to Financial Statements.
11

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Gerdau S.A. - ADR, 2.13%(c)		39,799	$125,367
Marcopolo S.A.(a)		108,500	84,869

			320,588

TOTAL PREFERRED STOCKS (Cost $355,841)			320,588

TOTAL INVESTMENTS (Cost $21,903,240)	97.6%		23,710,285
NET OTHER ASSETS (LIABILITIES)	2.4%		574,366

NET ASSETS	100.0%		$24,284,651

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)Current yield is disclosed. Dividends are calculated based on a percentage of issuer’s net income.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2019 the industry sectors for the JOHCM Emerging Markets Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	6.6%
Consumer Discretionary	16.5
Consumer Staples	7.0
Energy	5.1
Financials	10.0
Health Care	3.3
Industrials	9.9
Information Technology	21.8
Materials	9.0
Real Estate	8.4
Total	97.6%

See Notes to Financial Statements.
12

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Real Estate	9.5%
Semiconductors	9.3
Diversified Financial Services	6.3
Commercial Services	5.7
Retail	5.4
Food	5.2
Computers	3.9
Software	3.7
Mining	3.6
Entertainment	3.6
Electronics	3.5
Apparel	2.3
Pharmaceuticals	2.2
Insurance	2.1
Building Materials	2.0
Telecommunications	1.9
Oil & Gas	1.9
Home Furnishings	1.9
Beverages	1.8
Airlines	1.8
Advertising	1.7
Media	1.6
Engineering & Construction	1.5
Transportation	1.4
Leisure Time	1.3
Auto Parts & Equipment	1.3
Banks	1.3
Chemicals	1.2
Healthcare-Products	1.1
Iron/Steel	1.1
Gas	1.1
Miscellaneous Manufacturing	1.1
Aerospace/Defense	1.0
Oil & Gas Services	0.8
Internet	0.8
Machinery-Diversified	0.7
Holding Companies-Diversified	0.5
Machinery-Construction & Mining	0.5
Total	97.6%

5 Largest Security Positions
Issuer	% of Net Assets
TOTVS S.A	1.8%
WNS Holdings Ltd. - ADR	1.7
Bata India Ltd.	1.7
Srisawad Corp. PCL - REG	1.7
PVR Ltd.	1.6
Total	8.5%

See Notes to Financial Statements.
13

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	92.5%
Australia	5.1%
Atlassian Corp. PLC - Class A(a)		75,860	$9,515,878
Newcrest Mining Ltd.		431,010	10,109,130

			19,625,008

China	2.2%
Momo, Inc. - ADR		275,099	8,522,567

Denmark	4.9%
Orsted A/S(b)		104,843	9,743,582
Vestas Wind Systems A/S		117,792	9,144,853

			18,888,435

Germany	2.4%
SAP S.E.		79,116	9,302,761

Hong Kong	2.4%
Hong Kong Exchanges & Clearing Ltd.		309,397	9,079,361

Ireland	2.9%
Medtronic PLC		102,216	11,102,702

Japan	15.2%
Kao Corp.		132,943	9,816,573
Nippon Telegraph & Telephone Corp.		218,240	10,406,894
PeptiDream, Inc.		199,200	9,451,061
Rakuten, Inc.		1,028,000	10,125,503
Recruit Holdings Co. Ltd.		311,000	9,451,524
SBI Holdings, Inc.		412,348	8,813,283

			58,064,838

Netherlands	2.1%
Koninklijke DSM N.V.		65,317	7,859,627

New Zealand	2.3%
a2 Milk Co. Ltd.(a)		1,058,770	8,689,741

United Kingdom	5.2%
IHS Markit Ltd.(a)		164,029	10,970,259
Rio Tinto PLC		175,348	9,074,569

			20,044,828

United States	47.8%
Accenture PLC - Class A		55,338	10,644,264
Agilent Technologies, Inc.		136,849	10,486,739
Carbon Black, Inc.(a)		453,209	11,778,902
Cboe Global Markets, Inc.		88,285	10,144,829
CME Group, Inc.		50,051	10,577,778
Cree, Inc.(a)		187,535	9,189,215
Elastic N.V.(a)		103,918	8,556,608
Estee Lauder Cos. (The), Inc. - Class A		56,467	11,234,110
Intercontinental Exchange, Inc.		116,557	10,754,714
Intuit, Inc.		35,493	9,439,009
Medpace Holdings, Inc.(a)		127,030	10,675,601

See Notes to Financial Statements.
14

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Microsoft Corp.		70,689	$9,827,892
Nasdaq, Inc.		103,663	10,298,919
NextEra Energy, Inc.		48,032	11,190,976
Oracle Corp.		178,597	9,828,193
PayPal Holdings, Inc.(a)		88,900	9,209,151
PRA Health Sciences, Inc.(a)		99,648	9,888,071
Thermo Fisher Scientific, Inc.		32,947	9,596,473

			183,321,444

TOTAL COMMON STOCKS (Cost $283,807,936)			354,501,312

TOTAL INVESTMENTS (Cost $283,807,936)	92.5%		354,501,312
NET OTHER ASSETS (LIABILITIES)	7.5%		28,834,758

NET ASSETS	100.0%		$383,336,070

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2019 the industry sectors for the JOHCM Global Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	4.9%
Consumer Discretionary	2.6
Consumer Staples	7.8
Financials	15.6
Health Care	16.0
Industrials	7.7
Information Technology	25.4
Materials	7.0
Utilities	5.5
Total	92.5%

See Notes to Financial Statements.
15

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Diversified Financial Services	15.5%
Software	14.8
Computers	8.1
Commercial Services	7.7
Cosmetics/Personal Care	5.5
Healthcare-Products	5.4
Electric	5.4
Healthcare-Services	5.3
Mining	5.0
Electronics	2.7
Telecommunications	2.7
Pharmaceuticals	2.6
Internet	2.6
Semiconductors	2.4
Energy-Alternate Sources	2.4
Food	2.3
Chemicals	2.1
Total	92.5%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Carbon Black, Inc.	3.1%
Estee Lauder Cos. (The), Inc. - Class A	3.0
NextEra Energy, Inc.	2.9
Medtronic PLC	2.9
IHS Markit Ltd.	2.9
Total	14.8%

See Notes to Financial Statements.
16

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	51.1%
Advertising	1.0%
Omnicom Group, Inc.		7,790	$609,956
Publicis Groupe S.A.		6,913	339,971
WPP PLC		18,926	236,894

			1,186,821

Agriculture	1.5%
British American Tobacco PLC		12,430	459,645
Philip Morris International, Inc.		15,629	1,186,710

			1,646,355

Auto Manufacturers	0.4%
Daimler A.G. - REG		8,047	400,125

Banks	2.5%
BB&T Corp.		25,358	1,353,356
Intesa Sanpaolo S.p.A.		318,441	755,083
Lloyds Banking Group PLC		1,070,544	712,375

			2,820,814

Beverages	0.5%
Coca-Cola HBC A.G.(a)		8,465	276,544
Diageo PLC		7,275	298,136

			574,680

Building Materials	1.4%
Cie de Saint-Gobain		16,158	634,011
HeidelbergCement A.G.		12,578	909,207

			1,543,218

Chemicals	1.2%
Air Products & Chemicals, Inc.		3,179	705,293
International Flavors & Fragrances, Inc.		2,529	310,283
Linde PLC		1,742	337,460

			1,353,036

Commercial Services	2.5%
Bureau Veritas S.A.		23,217	559,249
G4S PLC		361,304	840,504
ISS A/S		28,324	700,869
Loomis AB - Class B		9,098	319,778
SGS S.A. - REG		176	436,275

			2,856,675

Cosmetics/Personal Care	0.8%
Colgate-Palmolive Co.		5,927	435,694
Unilever PLC		8,706	523,448

			959,142

Diversified Financial Services	0.7%
Julius Baer Group Ltd.(a)		17,269	765,127

Electric	0.6%
Duke Energy Corp.		7,508	719,717

See Notes to Financial Statements.
17

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Electronics	1.0%
ABB Ltd. - REG		28,807	$566,009
Honeywell International, Inc.		3,339	564,959

			1,130,968

Engineering & Construction	0.5%
Bouygues S.A.		14,219	569,552

Food	3.9%
Danone S.A.		17,682	1,557,603
Nestle S.A. - REG		13,074	1,418,419
Orkla ASA		24,210	220,235
Sligro Food Group N.V.		30,507	862,866
Sysco Corp.		3,734	296,480

			4,355,603

Food Service	1.3%
Compass Group PLC		29,541	760,223
Elior Group S.A.(b)		49,510	657,814

			1,418,037

Home Builders	1.3%
Sekisui House Ltd.		76,000	1,493,642

Insurance	1.2%
Allianz S.E. - REG		5,725	1,334,416

Internet	0.5%
Facebook, Inc. - Class A(a)		3,276	583,390

Investment Companies	0.8%
Investor AB - Class B		6,721	328,470
Pargesa Holding S.A. - Bearer		7,511	577,595

			906,065

Lodging	0.6%
Mandarin Oriental International Ltd.		447,100	697,476

Machinery-Diversified	1.1%
FANUC Corp.		3,000	564,347
Rockwell Automation, Inc.		3,960	652,608

			1,216,955

Media	0.7%
Altice Europe N.V.(a)		53,797	281,453
NOS SGPS S.A.		89,131	486,713

			768,166

Mining	2.5%
Agnico Eagle Mines Ltd.		10,096	541,247
Barrick Gold Corp.		36,693	634,791
Franco-Nevada Corp.		5,656	515,373
Newmont Goldcorp Corp.		14,205	538,654
Royal Gold, Inc.		5,012	617,528

			2,847,593

See Notes to Financial Statements.
18

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Miscellaneous Manufacturing	1.0%
3M Co.		3,750	$616,500
Smiths Group PLC		27,101	523,156

			1,139,656

Oil & Gas	3.4%
Chevron Corp.		6,622	785,369
ConocoPhillips		7,124	405,926
Exxon Mobil Corp.		6,520	460,377
Phillips 66		6,816	697,958
Royal Dutch Shell PLC - Class B		24,440	720,003
TOTAL S.A.		15,472	807,519

			3,877,152

Oil & Gas Services	0.4%
Schlumberger Ltd.		13,313	454,905

Packing & Containers	0.2%
Mayr Melnhof Karton A.G.		2,274	273,632

Pharmaceuticals	2.9%
GlaxoSmithKline PLC		55,285	1,185,904
Pfizer, Inc.		31,583	1,134,777
Sanofi		10,757	997,294

			3,317,975

Real Estate	2.9%
Hang Lung Properties Ltd.		394,343	895,582
Hongkong Land Holdings Ltd.		189,079	1,062,624
Hysan Development Co. Ltd.		160,000	645,087
Mitsubishi Estate Co. Ltd.		32,200	620,623

			3,223,916

Real Estate Investment Trusts	3.4%
Columbia Property Trust, Inc.		53,318	1,127,676
Frasers Commercial Trust		872,300	1,016,100
JBG SMITH Properties		15,666	614,264
Weyerhaeuser Co.		38,818	1,075,258

			3,833,298

Retail	1.3%
Cie Financiere Richemont S.A. - REG		12,110	888,426
Tiffany & Co.		5,841	541,052

			1,429,478

Semiconductors	2.2%
Maxim Integrated Products, Inc.		11,413	660,927
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		13,330	619,578
Texas Instruments, Inc.		5,902	762,775
Xilinx, Inc.		4,231	405,753

			2,449,033

See Notes to Financial Statements.
19

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Software	2.4%
Microsoft Corp.		9,605	$1,335,383
Oracle Corp.		24,014	1,321,491

			2,656,874

Telecommunications	2.0%
KDDI Corp.		52,786	1,379,149
Telefonica Deutschland Holding A.G.		43,513	121,318
Verizon Communications, Inc.		11,843	714,843

			2,215,310

Transportation	0.5%
Kuehne + Nagel International A.G. - REG		3,651	537,746

TOTAL COMMON STOCKS (Cost $56,243,339)			57,556,548

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	27.9%
Banks	3.7%
Bank of America Corp.
(Variable, ICE LIBOR USD 3M + 3.29%)(c) 5.13%, 06/20/24		$1,600,000	1,654,000
JPMorgan Chase & Co.,
2.55%, 10/29/20		600,000	603,101
(Variable, ICE LIBOR USD 3M + 0.70%) 3.21%, 04/01/23(c)		500,000	512,184
Wells Fargo & Co.,
2.63%, 07/22/22		300,000	303,331
(Variable, ICE LIBOR USD 3M + 3.11%) 5.90%, 06/15/24(c)		500,000	531,705
Wells Fargo Bank N.A.
2.60%, 01/15/21		600,000	604,352

			4,208,673

Commercial Services	2.0%
Service Corp. International,
5.38%, 05/15/24		250,000	258,010
4.63%, 12/15/27		550,000	574,062
Sotheby’s(b)
4.88%, 12/15/25		1,350,000	1,363,635

			2,195,707

Distribution/Wholesale	1.1%
Performance Food Group, Inc.(b)
5.50%, 06/01/24		1,200,000	1,225,500

Electrical Component & Equipments	0.9%
Energizer Holdings, Inc.,
6.38%, 07/15/26(b)		550,000	589,127
7.75%, 01/15/27(b)		400,000	445,680

			1,034,807

See Notes to Financial Statements.
20

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Principal Amount	Value
Entertainment	0.4%
Live Nation Entertainment, Inc.,
4.88%, 11/01/24(b)		$200,000	$207,208
5.63%, 03/15/26(b)		250,000	265,937

			473,145

Food	6.1%
Ingles Markets, Inc.
5.75%, 06/15/23		350,000	357,438
JBS USA LUX S.A./JBS USA Finance, Inc.(b)
6.75%, 02/15/28		900,000	996,750
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.(b)
6.50%, 04/15/29		375,000	416,242
Lamb Weston Holdings, Inc.(b)
4.63%, 11/01/24		1,000,000	1,052,400
Pilgrim’s Pride Corp.,
5.75%, 03/15/25(b)		1,000,000	1,035,000
5.88%, 09/30/27(b)		250,000	268,500
Post Holdings, Inc.,
5.50%, 03/01/25(b)		250,000	261,875
5.75%, 03/01/27(b)		400,000	424,080
5.63%, 01/15/28(b)		300,000	318,000
US Foods, Inc.(b)
5.88%, 06/15/24		1,670,000	1,720,100

			6,850,385

Food Service	1.1%
Aramark Services, Inc.(b)
5.00%, 02/01/28		1,150,000	1,196,000

Healthcare-Services	3.8%
Charles River Laboratories International, Inc.(b)
5.50%, 04/01/26		250,000	265,933
DaVita, Inc.
5.00%, 05/01/25		850,000	846,659
HCA, Inc.
4.75%, 05/01/23		2,000,000	2,142,275
Tenet Healthcare Corp.
4.63%, 07/15/24		1,000,000	1,027,730

			4,282,597

Household Products/Wares	1.5%
Central Garden & Pet Co.
5.13%, 02/01/28		1,450,000	1,479,000
Spectrum Brands, Inc.
5.75%, 07/15/25		250,000	260,873

			1,739,873

Media	3.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/27(b)		450,000	469,687
5.00%, 02/01/28(b)		200,000	206,750

See Notes to Financial Statements.
21

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Principal Amount	Value
CSC Holdings LLC,
6.63%, 10/15/25(b)		$250,000	$267,575
5.38%, 02/01/28(b)		775,000	816,656
Nexstar Broadcasting, Inc.(b)
5.63%, 08/01/24		500,000	520,425
Time Warner Cable LLC
5.00%, 02/01/20		400,000	403,234
Viacom, Inc.
(Variable, ICE LIBOR USD 3M + 3.90%)(c) 6.25%, 02/28/57		950,000	1,024,100

			3,708,427

Packing & Containers	2.6%
Ball Corp.
4.00%, 11/15/23		1,200,000	1,255,500
Berry Global Escrow Corp.(b)
4.88%, 07/15/26		1,400,000	1,447,110
Berry Global, Inc.
6.00%, 10/15/22		200,000	202,750

			2,905,360

Pharmaceuticals	0.3%
CVS Health Corp.
2.63%, 08/15/24		367,000	368,632

Pipelines	1.1%
DCP Midstream L.P.
(Variable, ICE LIBOR USD 3M + 5.15%)(c) 7.38%, 12/15/22		1,250,000	1,187,500

TOTAL CORPORATE BONDS (Cost $30,285,097)			31,376,606

	Percentage of Net Assets	Shares	Value
EXCHANGE TRADED FUNDS	2.1%
SPDR Gold Shares		17,113	2,376,482

TOTAL EXCHANGE TRADED FUNDS (Cost $2,105,884)			2,376,482

	Percentage of Net Assets	Principal Amount	Value
FOREIGN ISSUER BONDS	9.7%
Agriculture	2.2%
BAT International Finance PLC,
2.75%, 06/15/20(b)		350,000	351,039
3.95%, 06/15/25(b)		1,000,000	1,041,019
Imperial Brands Finance PLC(b)
4.25%, 07/21/25		1,000,000	1,047,499

			2,439,557

Banks	2.0%
Credit Suisse Group A.G.
(Variable, USD Swap 5Y + 4.33%)(b)(c) 7.25%, 09/12/25		500,000	535,000

See Notes to Financial Statements.
22

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Principal Amount	Value
Intesa Sanpaolo S.p.A.
(Variable, USD Swap 5Y + 5.46%)(b)(c) 7.70%, 09/17/25		$1,000,000	$1,041,250
UBS Group Funding Switzerland A.G.
(Variable, USD Swap 5Y + 4.34%)(c) 7.00%, 01/31/24		600,000	637,200

			2,213,450

Beverages	1.3%
Bacardi Ltd.(b)
4.70%, 05/15/28		1,390,000	1,518,114

Pharmaceuticals	0.6%
Bausch Health Cos., Inc.(b)
5.75%, 08/15/27		600,000	648,498

Telecommunications	3.6%
Altice France S.A.(b)
8.13%, 02/01/27		700,000	772,625
Telecom Italia S.p.A.(b)
5.30%, 05/30/24		1,100,000	1,186,295
Vodafone Group PLC,
4.13%, 05/30/25		1,200,000	1,295,695
(Variable, USD Swap 5Y + 4.87%) 7.00%, 04/04/79(c)		750,000	862,103

			4,116,718

TOTAL FOREIGN ISSUER BONDS (Cost $10,290,753)			10,936,337

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	0.1%
Pipelines	0.1%
DCP Midstream L.P.
(Variable, ICE LIBOR USD 3M + 4.88%), 7.95%(c)		6,000	145,020

TOTAL PREFERRED STOCKS (Cost $138,056)			145,020

	Percentage of Net Assets	Principal Amount	Value
U.S. TREASURY OBLIGATIONS	3.9%
U.S. Treasury Notes	3.9%
2.50%, 01/31/21		3,000,000	3,028,126
2.50%, 02/28/21		1,400,000	1,414,328

			4,442,454

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,399,407)			4,442,454

See Notes to Financial Statements.
23

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	4.2%
Northern Institutional Treasury Portfolio (Premier Class), 1.88%(d)		4,730,545	$4,730,545

TOTAL SHORT-TERM INVESTMENTS (Cost $4,730,545)			4,730,545

TOTAL INVESTMENTS (Cost $108,193,081)	99.0%		111,563,992
NET OTHER ASSETS (LIABILITIES)	1.0%		1,080,052

NET ASSETS	100.0%		$112,644,044

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)Floating rate security. The rate presented is the rate in effect at September 30, 2019, and the related index and spread are shown parenthetically for each security.

(d)7-day current yield as of September 30, 2019 is disclosed.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Euro	5,033,970	United States Dollar	5,600,000	12/18/2019	$78,684
Total						$78,684

See Notes to Financial Statements.
24

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

At September 30, 2019, the JOHCM Global Income Builder Fund’s investments were concentrated as follows:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	57.5%
United Kingdom	9.3
France	6.1
Switzerland	5.9
Japan	3.6
Hong Kong	2.9
Italy	2.6
Germany	2.5
Canada	2.1
Netherlands	1.7
Bermuda	1.3
Singapore	0.9
Denmark	0.6
Sweden	0.6
Taiwan	0.6
Portugal	0.4
Austria	0.2
Norway	0.2
Total	99.0%

5 Largest Long-Term Security Positions (Unaudited)

Issuer	% of Net Assets
U.S. Treasury Notes	2.7%
SPDR Gold Shares	2.1
HCA, Inc.	1.9
US Foods, Inc.	1.6
Bank of America Corp.	1.5
Total	9.8%

See Notes to Financial Statements.
25

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	84.4%
Finland	6.6%
Nokian Renkaat OYJ		2,219	$62,594
Wartsila OYJ Abp		7,981	89,381

			151,975

France	10.5%
Capgemini S.E.		510	60,090
Safran S.A.		520	81,871
Sanofi		1,082	100,313

			242,274

Germany	6.2%
Bayer A.G. - REG		91	6,416
CECONOMY A.G.(a)		964	5,219
Henkel A.G. & Co. KGaA		911	83,407
SAP S.E.		409	48,092

			143,134

Hong Kong	1.6%
China Mobile Ltd.		4,467	36,960

Ireland	1.6%
Experian PLC		1,157	36,973

Italy	5.5%
Enel S.p.A.		16,920	126,346

Japan	14.0%
Ain Holdings, Inc.		313	18,208
Mitsubishi Electric Corp.		3,250	43,058
Nabtesco Corp.		184	5,692
Nippon Gas Co. Ltd.		1,400	39,427
Nippon Telegraph & Telephone Corp.		1,754	83,641
Qol Holdings Co. Ltd.		1,800	23,889
Sugi Holdings Co. Ltd.		2,000	108,208

			322,123

Netherlands	4.8%
Royal Dutch Shell PLC - Class B		2,289	67,434
Wolters Kluwer N.V.		580	42,343

			109,777

Portugal	4.1%
Galp Energia SGPS S.A.		6,234	93,937

Switzerland	2.7%
Roche Holding A.G. (Genusschein)		210	61,114

United Kingdom	23.6%
B&M European Value Retail S.A.		12,701	59,249
Compass Group PLC		3,352	86,262
Ferguson PLC		1,152	84,193
Johnson Matthey PLC		930	34,956
Rio Tinto PLC		1,074	55,581

See Notes to Financial Statements.
26

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
RSA Insurance Group PLC		10,324	$67,811
Sage Group (The) PLC		5,749	48,873
St James’s Place PLC		3,118	37,548
Unilever N.V.		1,139	68,466

			542,939

United States	3.2%
Philip Morris International, Inc.		970	73,652

TOTAL COMMON STOCKS (Cost $1,843,983)			1,941,204

TOTAL INVESTMENTS (Cost $1,843,983)	84.4%		1,941,204
NET OTHER ASSETS (LIABILITIES)	15.6%		359,425

NET ASSETS	100.0%		$2,300,629

(a) Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2019 the industry sectors for the JOHCM International Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	5.3%
Consumer Discretionary	9.3
Consumer Staples	16.3
Energy	7.0
Financials	4.6
Health Care	7.3
Industrials	16.7
Information Technology	6.8
Materials	3.9
Utilities	7.2
Total	84.4%

See Notes to Financial Statements.
27

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Retail	8.5%
Pharmaceuticals	7.4
Oil & Gas	7.0
Electric	5.5
Distribution/Wholesale	5.4
Telecommunications	5.2
Software	4.2
Shipbuilding	3.9
Food Service	3.8
Household Products/Wares	3.6
Aerospace/Defense	3.5
Agriculture	3.2
Cosmetics/Personal Care	3.0
Insurance	2.9
Auto Parts & Equipment	2.7
Computers	2.6
Mining	2.4
Media	1.9
Machinery-Construction & Mining	1.9
Commercial Services	1.6
Diversified Financial Services	1.6
Chemicals	1.5
Healthcare-Services	0.8
Machinery-Diversified	0.3
Total	84.4%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Enel S.p.A	5.5%
Sugi Holdings Co. Ltd.	4.7
Sanofi	4.4
Galp Energia SGPS S.A	4.1
Wartsila OYJ Abp	3.9
Total	22.6%

See Notes to Financial Statements.
28

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	92.2%
Australia	7.7%
Atlassian Corp. PLC - Class A(a)		1,663,247	$208,637,704
BHP Group Ltd.		8,179,011	202,709,954
Newcrest Mining Ltd.		10,129,731	237,587,907

			648,935,565

China	2.2%
Momo, Inc. - ADR		6,031,616	186,859,464

Denmark	4.9%
Orsted A/S(b)		2,294,769	213,264,322
Vestas Wind Systems A/S		2,581,184	200,391,777

			413,656,099

France	2.6%
L’Oreal S.A.		789,834	221,159,980

Germany	5.3%
Deutsche Boerse A.G.		1,540,313	240,749,140
SAP S.E.		1,732,727	203,740,653

			444,489,793

Hong Kong	2.4%
Hong Kong Exchanges & Clearing Ltd.		6,784,710	199,099,647

Ireland	5.2%
ICON PLC(a)		1,389,450	204,721,563
Medtronic PLC		2,123,239	230,626,220

			435,347,783

Israel	2.4%
Check Point Software Technologies Ltd.(a)		1,875,262	205,341,189

Japan	35.1%
CyberAgent, Inc.		5,613,690	215,461,859
Japan Exchange Group, Inc.		13,966,100	219,453,447
Kao Corp.		2,847,300	210,245,949
Mitsui & Co. Ltd.		12,216,300	199,754,159
Nippon Telegraph & Telephone Corp.		4,294,800	204,799,896
NTT Data Corp.		16,887,100	217,716,693
ORIX Corp.		13,236,400	197,214,709
PeptiDream, Inc.		4,368,054	207,242,701
Rakuten, Inc.		22,539,115	222,003,768
Recruit Holdings Co. Ltd.		6,819,700	207,255,808
SBI Holdings, Inc.		9,040,900	193,234,866
Sekisui House Ltd.		11,725,974	230,452,668
Takeda Pharmaceutical Co. Ltd.		5,953,300	203,169,267
Terumo Corp.		7,067,700	227,473,720

			2,955,479,510

See Notes to Financial Statements.
29

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Netherlands	4.9%
Koninklijke Ahold Delhaize N.V.		8,305,156	$207,793,378
Koninklijke DSM N.V.		1,688,301	203,154,087

			410,947,465

New Zealand	2.3%
a2 Milk Co. Ltd.(a)		23,217,638	190,556,260

Spain	4.7%
Amadeus IT Group S.A.		2,810,374	201,311,362
Siemens Gamesa Renewable Energy S.A.		14,077,116	191,024,756

			392,336,118

Switzerland	2.6%
Lonza Group A.G. - REG(a)		654,777	221,353,399

United Kingdom	5.0%
IHS Markit Ltd.(a)		3,278,956	219,296,577
Rio Tinto PLC		3,840,319	198,743,285

			418,039,862

United States	4.9%
Accenture PLC - Class A		1,162,169	223,543,207
Elastic N.V.(a)		2,262,378	186,284,204

			409,827,411

TOTAL COMMON STOCKS (Cost $6,692,006,101)			7,753,429,545

TOTAL INVESTMENTS (Cost $6,692,006,101)	92.2%		7,753,429,545
NET OTHER ASSETS (LIABILITIES)	7.8%		658,038,445

NET ASSETS	100.0%		$8,411,467,990

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2019 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	7.2%
Consumer Discretionary	5.4
Consumer Staples	9.9
Financials	12.5
Health Care	15.4
Industrials	12.1
Information Technology	17.2
Materials	10.0
Utilities	2.5
Total	92.2%

See Notes to Financial Statements.
30

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Diversified Financial Services	12.5%
Computers	9.9
Mining	7.6
Commercial Services	7.5
Healthcare-Services	7.5
Software	7.1
Healthcare-Products	5.5
Internet	5.2
Cosmetics/Personal Care	5.1
Food	4.8
Energy-Alternate Sources	4.7
Home Builders	2.7
Electric	2.5
Pharmaceuticals	2.4
Telecommunications	2.4
Distribution/Wholesale	2.4
Chemicals	2.4
Total	92.2%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Deutsche Boerse A.G	2.9%
Newcrest Mining Ltd.	2.8
Medtronic PLC	2.8
Sekisui House Ltd.	2.8
Terumo Corp.	2.7
Total	14.0%

See Notes to Financial Statements.
31

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.9%
Australia	1.6%
GWA Group Ltd.		1,472,878	$3,370,063

Canada	4.6%
Heroux-Devtek, Inc.(a)		303,423	3,939,220
Laurentian Bank of Canada		101,359	3,445,066
ShawCor Ltd.		197,280	2,272,327

			9,656,613

China	2.3%
Greatview Aseptic Packaging Co. Ltd.		5,379,000	2,642,248
Yestar Healthcare Holdings Co. Ltd.(a)		11,502,500	2,186,704

			4,828,952

Denmark	2.2%
Brodrene Hartmann A/S		55,086	2,251,707
Royal Unibrew A/S		28,787	2,373,579

			4,625,286

Finland	2.0%
Vaisala OYJ - Class A		153,209	4,233,201

France	6.9%
Coface S.A.		345,863	3,928,063
IPSOS		114,736	3,270,228
Lectra		139,266	2,747,453
Robertet S.A.		5,486	4,388,928

			14,334,672

Germany	3.7%
Gerresheimer A.G.		42,699	3,062,318
KWS Saat S.E. & Co. KGaA		46,120	3,031,190
SAF-Holland S.A.		239,392	1,690,796

			7,784,304

Hong Kong	7.0%
Mandarin Oriental International Ltd.		1,641,825	2,561,247
Pico Far East Holdings Ltd.		7,666,000	2,425,671
Sitoy Group Holdings Ltd.		12,048,000	1,906,110
SmarTone Telecommunications Holdings Ltd.		2,784,500	2,419,389
Vinda International Holdings Ltd.		1,718,000	3,095,061
Wasion Holdings Ltd.		5,573,000	2,111,820

			14,519,298

Ireland	2.7%
Grafton Group PLC		300,531	2,808,336
Irish Continental Group PLC		588,246	2,692,867

			5,501,203

Italy	2.2%
Banca IFIS S.p.A.		176,599	2,946,932
Biesse S.p.A.		139,467	1,614,368

			4,561,300

See Notes to Financial Statements.
32

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Japan	17.1%
Ariake Japan Co. Ltd.		50,100	$3,901,429
Daiseki Co. Ltd.		128,300	3,273,801
EPS Holdings, Inc.		181,700	2,152,673
Fujitec Co. Ltd.		134,700	1,734,126
Kintetsu World Express, Inc.		190,300	2,671,680
Mani, Inc.		111,800	2,937,561
Rion Co. Ltd.		180,600	4,007,023
Sakata Seed Corp.		97,500	3,327,399
SHO-BOND Holdings Co. Ltd.		94,000	3,294,890
Tayca Corp.		154,300	2,789,887
Transcosmos, Inc.		116,700	2,811,593
Tsubakimoto Chain Co.		84,400	2,696,897

			35,598,959

Mexico	2.0%
Genomma Lab Internacional S.A.B. de C.V. - Series B(a)		4,276,554	4,100,152

Netherlands	2.6%
Corbion N.V.		100,831	2,927,756
Sligro Food Group N.V.		83,670	2,366,540

			5,294,296

Norway	1.6%
Borregaard ASA		312,357	3,330,380

South Korea	2.5%
Choong Ang Vaccine Laboratory		158,941	2,478,159
SK Materials Co. Ltd.		19,359	2,694,706

			5,172,865

Sweden	8.7%
Ahlstrom-Munksjo OYJ		203,590	3,115,517
Avanza Bank Holding AB		336,350	2,740,261
BioGaia AB - Class B		73,962	3,253,290
Cloetta AB - Class B		1,133,305	3,253,458
IAR Systems Group AB		135,363	3,224,549
Thule Group AB(b)		134,903	2,554,428

			18,141,503

Switzerland	8.1%
Bobst Group S.A. - REG		45,605	2,341,823
Burckhardt Compression Holding A.G.		6,507	1,629,928
Gurit Holding A.G. - Bearer		3,218	4,307,648
LEM Holding S.A. - REG		2,543	3,032,083
Valiant Holding A.G. - REG		27,421	2,725,478
Valora Holding A.G. - REG(a)		10,082	2,732,509

			16,769,469

Taiwan	7.7%
Merida Industry Co. Ltd.		615,000	3,488,435
Paiho Shih Holdings Corp.		2,323,572	3,198,005

See Notes to Financial Statements.
33

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Sinmag Equipment Corp.		733,667	$2,471,215
Tong Yang Industry Co. Ltd.		2,255,000	3,414,282
TOPBI International Holdings Ltd.		1,119,150	3,509,913

			16,081,850

Thailand	2.0%
Sahamitr Pressure Container PCL - REG		8,272,600	2,177,356
Vanachai Group PCL - REG		12,871,200	1,986,335

			4,163,691

United Kingdom	11.4%
A.G. Barr PLC		283,193	2,016,078
Bloomsbury Publishing PLC		1,150,766	3,395,819
Dart Group PLC		299,607	3,370,694
Genus PLC		105,264	3,613,612
Gooch & Housego PLC		200,863	2,932,782
Porvair PLC		567,943	4,245,751
Scapa Group PLC		513,700	1,357,983
SThree PLC		761,691	2,837,708

			23,770,427

TOTAL COMMON STOCKS (Cost $212,840,727)			205,838,484

TOTAL INVESTMENTS (Cost $212,840,727)	98.9%		205,838,484
NET OTHER ASSETS (LIABILITIES)	1.1%		2,188,478

NET ASSETS	100.0%		$208,026,962

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

REG – Registered

At September 30, 2019 the industry sectors for the JOHCM International Small Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	5.5%
Consumer Discretionary	12.0
Consumer Staples	11.2
Energy	1.1
Financials	7.6
Health Care	13.4
Industrials	22.6
Information Technology	10.1
Materials	15.4
Total	98.9%

See Notes to Financial Statements.
34

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Miscellaneous Manufacturing	8.9%
Chemicals	6.4
Food	6.1
Machinery-Diversified	5.9
Pharmaceuticals	5.8
Packing & Containers	4.9
Banks	4.3
Apparel	4.1
Electronics	3.5
Agriculture	3.3
Leisure Time	2.9
Retail	2.7
Software	2.7
Telecommunications	2.6
Transportation	2.6
Commercial Services	2.6
Auto Parts & Equipment	2.4
Beverages	2.1
Insurance	1.9
Aerospace/Defense	1.9
Building Materials	1.8
Advertising	1.6
Engineering & Construction	1.6
Airlines	1.6
Environmental Control	1.6
Media	1.6
Cosmetics/Personal Care	1.5
Forest Products & Paper	1.5
Internet	1.5
Healthcare-Products	1.4
Diversified Financial Services	1.3
Lodging	1.2
Oil & Gas Services	1.1
Energy-Alternate Sources	1.0
Healthcare-Services	1.0
Total	98.9%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Robertet S.A.	2.1%
Gurit Holding A.G. - Bearer	2.1
Porvair PLC	2.1
Vaisala OYJ - Class A	2.0
Genomma Lab Internacional S.A.B. de C.V. - Series B	2.0
Total	10.3%

See Notes to Financial Statements.
35

ADVISERS INVESTMENT TRUST

JOHCM US SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.1%
Canada	2.6%
Canada Goose Holdings, Inc.(a)		2,915	$128,173
Encana Corp.		15,534	71,456

			199,629

Ireland	4.5%
Allegion PLC		2,074	214,970
Jazz Pharmaceuticals PLC(a)		1,080	138,391

			353,361

Netherlands	1.2%
Wright Medical Group N.V.(a)		4,418	91,144

United Kingdom	2.4%
Nomad Foods Ltd.(a)		8,942	183,311

United States	85.4%
Benefitfocus, Inc.(a)		4,945	117,740
BioMarin Pharmaceutical, Inc.(a)		1,094	73,736
Burlington Stores, Inc.(a)		1,006	201,019
Cogent Communications Holdings, Inc.		2,038	112,294
CommVault Systems, Inc.(a)		2,446	109,361
CONMED Corp.		1,442	138,648
EVERTEC, Inc.		4,398	137,306
First American Financial Corp.		4,323	255,100
First Republic Bank		1,964	189,919
FLIR Systems, Inc.		3,169	166,658
FMC Corp.		1,899	166,504
ForeScout Technologies, Inc.(a)		4,161	157,785
Great Western Bancorp, Inc.		3,865	127,545
HD Supply Holdings, Inc.(a)		4,921	192,780
Helmerich & Payne, Inc.		1,797	72,006
Heska Corp.(a)		1,681	119,133
HubSpot, Inc.(a)		682	103,398
Huntington Ingalls Industries, Inc.		722	152,912
IBERIABANK Corp.		1,532	115,727
Jacobs Engineering Group, Inc.		1,840	168,360
Jones Lang LaSalle, Inc.		1,400	194,684
Lamb Weston Holdings, Inc.		2,452	178,309
Leidos Holdings, Inc.		2,217	190,396
Martin Marietta Materials, Inc.		958	262,588
Masco Corp.		5,317	221,613
MasTec, Inc.(a)		3,037	197,192
MGM Growth Properties LLC - Class A		4,385	131,769
Monolithic Power Systems, Inc.		824	128,239
Mosaic (The) Co.		4,832	99,056
Pacira BioSciences, Inc.(a)		2,059	78,386
Post Holdings, Inc.(a)		1,570	166,169

See Notes to Financial Statements.
36

ADVISERS INVESTMENT TRUST

JOHCM US SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
Rapid7, Inc.(a)		3,555	$161,361
Raymond James Financial, Inc.		2,458	202,687
Sabre Corp.		8,004	179,250
SEI Investments Co.		1,762	104,407
Service Corp. International		3,879	185,455
ServiceMaster Global Holdings, Inc.(a)		3,500	195,650
SVB Financial Group(a)		956	199,756
Syneos Health, Inc.(a)		3,815	202,996
Tiffany & Co.		1,789	165,715
Toll Brothers, Inc.		2,944	120,851
Woodward, Inc.		1,515	163,363

			6,607,823

TOTAL COMMON STOCKS (Cost $6,503,632)			7,435,268

TOTAL INVESTMENTS (Cost $6,503,632)	96.1%		7,435,268
NET OTHER ASSETS (LIABILITIES)	3.9%		302,893

NET ASSETS	100.0%		$7,738,161

(a)Non-income producing security.

At September 30, 2019 the industry sectors for the JOHCM US Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	1.5%
Consumer Discretionary	12.9
Consumer Staples	6.8
Energy	1.9
Financials	15.4
Health Care	10.9
Industrials	16.9
Information Technology	18.8
Materials	6.8
Real Estate	4.2
Total	96.1%

See Notes to Financial Statements.
37

ADVISERS INVESTMENT TRUST

JOHCM US SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Commercial Services	9.0%
Banks	8.2
Electronics	7.0
Food	6.8
Computers	6.6
Building Materials	6.3
Retail	4.7
Engineering & Construction	4.7
Pharmaceuticals	4.3
Software	4.2
Diversified Financial Services	3.9
Chemicals	3.5
Insurance	3.3
Healthcare-Products	3.0
Healthcare-Services	2.6
Real Estate	2.5
Distribution/Wholesale	2.5
Shipbuilding	2.0
Oil & Gas	1.8
Semiconductors	1.7
Real Estate Investment Trusts	1.7
Apparel	1.7
Home Builders	1.6
Internet	1.5
Biotechnology	1.0
Total	96.1%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Martin Marietta Materials, Inc.	3.4%
First American Financial Corp.	3.3
Masco Corp.	2.9
Allegion PLC	2.8
Syneos Health, Inc.	2.7
Total	15.1%

See Notes to Financial Statements.
38

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2019

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund

Assets:
Investments, at cost	$38,267,666	$574,678,832	$21,903,240	$283,807,936
Investments, at value	40,753,734	559,016,731	23,710,285	354,501,312
Cash	946,278	21,446,175	779,632	27,191,314
Foreign currency (Cost: $55,033, $67,350, $52,087, $0, $371,753, $1,633, $3,674,682, $136,169 and $0, respectively)	55,034	67,355	52,080	—
Receivable for interest	—	—	—	—
Receivable for dividends	35,915	2,091,662	26,719	352,294
Reclaims receivable	—	126,610	4,908	566,873
Receivable for investments sold	889,117	1,354,524	78,333	9,054,117
Receivable for capital shares sold	—	484,975	—	—
Receivable from service providers	3,436	3,113	69,944	2,933
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—
Prepaid expenses	278	675	32	2,617

Total Assets	42,683,792	584,591,820	24,721,933	391,671,460
Liabilities:
Securities purchased payable	82,266	—	262,692	7,806,496
Capital shares redeemed payable	393,816	374,929	—	2,084
Distributions payable to shareholders	—	—	—	—
Investment advisory fees payable	44,128	501,687	26,014	303,604
Accounting and Administration fees payable	103,754	363,537	116,191	161,382
Distribution (Rule 12b-1) fees payable	1,002	9,403	34	13,115
Regulatory and Compliance fees payable	1,074	13,981	602	9,626
Risk Officer fees payable	112	1,484	64	1,007
Trustee fees payable	3	35	1	24
Accrued expenses and other payables	50,482	51,522	31,684	38,052

Total Liabilities	676,637	1,316,578	437,282	8,335,390

Net Assets	$42,007,155	$583,275,242	$24,284,651	$383,336,070

Net Assets:
Paid in capital	$69,596,447	$580,449,957	$25,980,041	$263,763,224
Distributable earnings (loss)	(27,589,292)	2,825,285	(1,695,390)	119,572,846

Net Assets	$42,007,155	$583,275,242	$24,284,651	$383,336,070

Net Assets:
Class I	$11,516,996	$83,554,599	$414,788	$157,452,188
Class II	100,889	13,348,414	—	—
Institutional Class	30,389,270	486,372,229	23,869,863	225,883,882
Share of Common Stock Outstanding:
Class I	1,281,905	7,775,982	35,703	9,597,310
Class II	11,301	1,243,312	—	—
Institutional Class	3,388,269	45,125,635	2,051,080	13,738,632
Net Asset Value per Share:
Class I	$8.98	$10.75	$11.62	$16.41
Class II	8.93	10.74	—	—
Institutional Class	8.97	10.78	11.64	16.44

See Notes to Financial Statements.
39

JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$108,193,081	$1,843,983	$6,692,006,101	$212,840,727	$6,503,632
111,563,992	1,941,204	7,753,429,545	205,838,484	7,435,268
—	376,333	624,434,889	1,489,906	308,035

370,003	1,633	3,674,671	136,325	—
562,324	—	—	—	—
134,645	4,887	24,377,760	464,792	6,001
110,811	4,459	21,006,882	601,490	29
89,960	2,007	—	100,836	—
—	—	3,082,057	147,864	—
117,882	88,525	23,011	2,374	97,516

78,684	—	—	—	—
24,882	2	10,717	18,801	10

113,053,183	2,419,050	8,430,039,532	208,800,872	7,846,859

10	—	—	5	—
3,588	—	8,199,452	398,710	—
171,283	—	—	—	—
61,376	14,565	6,225,184	180,184	5,420
153,654	92,353	3,307,385	159,717	92,066
578	—	122,795	2,705	1
2,737	56	211,190	5,207	191
286	5	21,984	538	21
7	—	517	13	—
15,620	11,442	483,035	26,831	10,999

409,139	118,421	18,571,542	773,910	108,698

$112,644,044	$2,300,629	$8,411,467,990	$208,026,962	$7,738,161

$109,386,907	$2,155,005	$7,401,595,461	$208,812,891	$6,659,982
3,257,137	145,624	1,009,872,529	(785,929)	1,078,179

$112,644,044	$2,300,629	$8,411,467,990	$208,026,962	$7,738,161

$6,933,052	$—	$7,822,738,692	$29,053,312	$15,418
77,012	—	588,729,298	1,608,717	—
105,633,980	2,300,629	—	177,364,933	7,722,743

687,285	—	347,039,869	2,640,929	1,320
7,632	—	26,114,620	145,502	—
10,471,919	216,032	—	16,142,524	658,198

$10.09	$—	$22.54	$11.00	$11.68
10.09	—	22.54	11.06	—
10.09	10.65	—	10.99	11.73

See Notes to Financial Statements.
40

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF OPERATIONS

For the year ended September 30, 2019

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund

Investment Income:
Dividend income (Net of foreign withholding tax of $114,730, $1,632,222, $60,268, $289,631, $122,720, $6,743, $14,144,861, $672,995 and $239)	$1,384,338	$16,011,433	$450,922	$7,212,517
Non-cash dividend income	—	12,641,422	—	—
Interest income	13,490	101,018	2,584	240,100

Total investment income	1,397,828	28,753,873	453,506	7,452,617

Operating expenses:
Investment advisory	910,469	5,433,330	310,597	4,046,771
Distribution (Rule 12b-1) fees - Class I	18,383	91,963	514	175,942
Distribution (Rule 12b-1) fees - Class II	641	30,857	—	—
Accounting and Administration	183,477	605,331	199,518	303,953
Investment advisory recoupment	—	138	—	7,175
Regulatory and Compliance	12,722	78,255	3,626	64,460
Risk Officer	1,362	6,211	289	5,009
Trustees	1,429	8,322	388	6,900
Registration	56,183	105,311	40,308	42,955
Other	84,469	100,943	56,045	65,513

Total expenses before reductions	1,269,135	6,460,661	611,285	4,718,678
Expenses reduced by Service Providers	(581,876)	(7,267)	(242,832)	(6,764)

Net expenses	687,259	6,453,394	368,453	4,711,914

Net investment income	710,569	22,300,479	85,053	2,740,703

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(30,469,931)	(3,241,140)	(3,202,742)	50,826,138
Net realized gains (losses) from foreign currency transactions	249,140	(141,932)	(32,364)	(41,768)
Net realized gains (losses) from forward foreign currency exchange contracts	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	18,111,371	(25,996,831)	2,788,088	(47,269,560)
Change in unrealized appreciation (depreciation) on foreign currency	—	(44,000)	1	(1,517)
Change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	—	—

Net realized and unrealized gains (losses) from investment activities	(12,109,420)	(29,423,903)	(447,017)	3,513,293

Change in Net Assets Resulting from Operations	$(11,398,851)	$(7,123,424)	$(361,964)	$6,253,996

See Notes to Financial Statements.
41

JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$1,569,897	$68,904	$176,683,711	$5,612,914	$72,590
—	—	—	—	—
1,560,263	1,707	5,326,520	—	1,217

3,130,160	70,611	182,010,231	5,612,914	73,807

489,741	16,650	71,744,651	2,352,520	62,857
5,854	—	—	34,683	15
17	—	1,418,383	4,044	—
237,029	159,543	5,711,858	282,960	159,058
—	—	—	3,701	—
10,982	288	1,221,348	34,006	1,121
768	23	96,629	2,724	90
1,182	30	130,187	3,627	122
26,326	—	148,428	57,114	38,414
25,340	14,720	978,127	47,178	15,741

797,239	191,254	81,449,611	2,822,557	277,418
(148,128)	(171,496)	(116,207)	(3,425)	(204,193)

649,111	19,758	81,333,404	2,819,132	73,225

2,481,049	50,853	100,676,827	2,793,782	582

(106,506)	(48)	(14,278,606)	4,708,140	151,103

(29,614)	(49)	(1,715,866)	34,542	—

259,736	—	—	—	—

4,084,509	(20,074)	(364,209,859)	(36,110,533)	(248,606)

(1,971)	(102)	740,329	(3,810)	—

51,159	—	—	—	—

4,257,313	(20,273)	(379,464,002)	(31,371,661)	(97,503)

$6,738,362	$30,580	$(278,787,175)	$(28,577,879)	$(96,921)

See Notes to Financial Statements.
42

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2019 and 2018

	JOHCM Asia Ex-Japan Equity Fund		JOHCM Emerging Markets Opportunities Fund		JOHCM Emerging Markets Small Mid Cap Equity Fund
	2019(a)	2018	2019(a)	2018	2019(a)	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$710,569	$2,428,814	$22,300,479	$5,267,874	$85,053	$140,165
Net realized gains (losses) from investments and foreign currency transactions	(30,220,791)	41,351,215	(3,383,072)	21,064,849	(3,235,106)	(212,696)
Change in unrealized appreciation (depreciation) on investments and foreign currency	18,111,371	(73,178,287)	(26,040,831)	(38,208,785)	2,788,089	(2,327,848)

Change in net assets resulting from operations	(11,398,851)	(29,398,258)	(7,123,424)	(11,876,062)	(361,964)	(2,400,379)

Dividends paid to shareholders:
From distributable earnings
Class I	(3,236,979)	—	(3,842,442)	—	(2,137)	—
Class II	(118,400)	—	(312,740)	—	—	—
Institutional Class	(31,141,268)	—	(16,260,685)	—	(116,205)	—
From net investment income
Class I	—	(131,009)	—	(446,818)	—	(2,078)
Class II	—	(1,877)	—	(28,497)	—	—
Institutional Class	—	(1,465,531)	—	(1,836,657)	—	(74,806)
From net realized gains
Class I	—	(411,858)	—	(2,423,373)	—	(24,445)
Class II	—	(9,710)	—	(179,891)	—	—
Institutional Class	—	(3,665,652)	—	(8,986,661)	—	(820,460)

Total dividends paid to shareholders	(34,496,647)	(5,685,637)	(20,415,867)	(13,901,897)	(118,342)	(921,789)

Capital Transactions:
Change in net assets from capital transactions from Class I transactions	(16,749,817)	1,475,382	(9,704,832)	33,228,985	(306,309)	715,773
Change in net assets from capital transactions from Class II transactions	(211,592)	(397,607)	5,091,479	2,795,496	—	—
Change in net assets from capital transactions from Institutional Class transactions	(115,457,432)	(79,674,498)	119,702,512	138,538,461	227,448	19,894,754

Change in net assets from capital transactions	(132,418,841)	(78,596,723)	115,089,159	174,562,942	(78,861)	20,610,527

Change in net assets	(178,314,339)	(113,680,618)	87,549,868	148,784,983	(559,167)	17,288,359
Net assets:
Beginning of year	220,321,494	334,002,112	495,725,374	346,940,391	24,843,818	7,555,459

End of year	$42,007,155	$220,321,494	$583,275,242	$495,725,374	$24,284,651	$24,843,818

(a)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in the Notes to these Financial Statements.
(b)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

See Notes to Financial Statements.
43

JOHCM Global Equity Fund		JOHCM Global Income Builder Fund		JOHCM International Opportunities Fund		JOHCM International Select Fund
2019(a)	2018	2019(a)	2018(b)	2019(a)	2018	2019(a)	2018

$2,740,703	$2,743,103	$2,481,049	$906,704	$50,853	$41,884	$100,676,827	$85,399,681

50,784,370	33,000,695	123,616	(215,167)	(97)	33,425	(15,994,472)	38,812,778

(47,271,077)	25,946,746	4,133,697	(688,973)	(20,176)	(34,301)	(363,469,530)	485,375,557

6,253,996	61,690,544	6,738,362	2,564	30,580	41,008	(278,787,175)	609,588,016

(7,485,629)	—	(205,650)	—	—	—	(102,099,543)	—
—	—	(201)	—	—	—	(6,729,002)	—
(10,781,494)	—	(2,437,268)	—	(40,554)	—	—	—
—	(951,490)	—	(153,445)	—	—	—	(76,557,040)
—	—	—	—	—	—	—	(3,244,089)
—	(1,480,707)	—	(750,302)	—	(58,035)	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	(75,121)	—	—

(18,267,123)	(2,432,197)	(2,643,119)	(903,747)	(40,554)	(133,156)	(108,828,545)	(79,801,129)

(29,252,618)	(53,464,825)	1,174,537	5,672,790	—	—	565,520,424	1,036,001,552

—	—	76,309	—	—	—	62,343,549	123,753,398

(100,351,156)	15,203,181	73,575,868	28,950,480	34,954	113,667	—	—

(129,603,774)	(38,261,644)	74,826,714	34,623,270	34,954	113,667	627,863,973	1,159,754,950

(141,616,901)	20,996,703	78,921,957	33,722,087	24,980	21,519	240,248,253	1,689,541,837

524,952,971	503,956,268	33,722,087	—	2,275,649	2,254,130	8,171,219,737	6,481,677,900

$383,336,070	$524,952,971	$112,644,044	$33,722,087	$2,300,629	$2,275,649	$8,411,467,990	$8,171,219,737

See Notes to Financial Statements.
44

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2019 and 2018

	JOHCM International Small Cap Equity Fund		JOHCM US Small Mid Cap Equity Fund
	2019(a)	2018	2019(a)	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,793,782	$2,822,244	$582	$(2,572)
Net realized gains (losses) from investments and foreign currency transactions	4,742,682	9,678,890	151,103	1,085,314
Change in unrealized appreciation (depreciation) on investments and foreign currency	(36,114,343)	(3,448,520)	(248,606)	232,559

Change in net assets resulting from operations	(28,577,879)	9,052,614	(96,921)	1,315,301

Dividends paid to shareholders:
From distributable earnings
Class I	(2,357,616)	—	(2,137)	—
Class II	(90,907)	—	—	—
Institutional Class	(10,990,066)	—	(1,066,125)	—
From net investment income
Class I	—	(434,914)	—	—
Class II	—	(7,785)	—	—
Institutional Class	—	(1,333,453)	—	(2,524)
From net realized gains
Class I	—	(488,683)	—	(741)
Class II	—	(9,432)	—	—
Institutional Class	—	(1,359,549)	—	(370,009)

Total dividends paid to shareholders	(13,438,589)	(3,633,816)	(1,068,262)	(373,274)

Capital Transactions:
Change in net assets from capital transactions from Class I transactions	(10,592,293)	(18,594,895)	2,065	(7,031)
Change in net assets from capital transactions from Class II transactions	397,413	214,135	—	—
Change in net assets from capital transactions from Institutional Class transactions	(7,861,402)	52,774,979	1,030,033	361,421

Change in net assets from capital transactions	(18,056,282)	34,394,219	1,032,098	354,390

Change in net assets	(60,072,750)	39,813,017	(133,085)	1,296,417
Net assets:
Beginning of year	268,099,712	228,286,695	7,871,246	6,574,829

End of year	$208,026,962	$268,099,712	$7,738,161	$7,871,246

(a)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in the Notes to these Financial Statements.

See Notes to Financial Statements.
45

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I

	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
JOHCM Asia Ex-Japan Equity Fund	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.71	$12.25	$11.20	$9.91	$10.13

Income (loss) from investment operations:
Net investment income(a)	0.09	0.10	0.05	0.05	0.13
Net realized and unrealized gains (losses) from investments	0.08 (b)	(1.46)	1.05	1.28	(0.33)

Total from investment operations	0.17	(1.36)	1.10	1.33	(0.20)

Less distributions paid:
From net investment income	(0.11)	(0.04)	(0.05)	(0.04)	(0.02)
From net realized gains	(1.79)	(0.14)	—	—	—

Total distributions paid	(1.90)	(0.18)	(0.05)	(0.04)	(0.02)

Change in net asset value	(1.73)	(1.54)	1.05	1.29	(0.22)

Net asset value, end of period	$8.98	$10.71	$12.25	$11.20	$9.91

Total return	3.85%	(11.27%)	9.99%	13.54%	(2.00%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$11,517	$32,108	$35,351	$35,645	$26,531
Ratio of net expenses to average net assets	0.90%	1.31%	1.39%	1.38%	1.33%
Ratio of net investment income to average net assets	1.00%	0.83%	0.49%	0.54%	1.25%
Ratio of gross expenses to average net assets	1.60%	1.40%	1.40%	1.40%	1.41%
Portfolio turnover rate(c)	48.97%	51.14%	49.25%	24.68%	140.09%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	The amount per share does not directionally correlate to the amounts on the Statement of Operations due to the timing of gain/losses relative to fluctuating shares outstanding.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
46

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class II

	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
JOHCM Asia Ex-Japan Equity Fund	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.67	$12.21	$11.16	$9.88	$10.13

Income (loss) from investment operations:
Net investment income(a)	0.05	0.05	0.04	0.03	0.04
Net realized and unrealized gains (losses) from investments	0.11 (b)	(1.42)	1.05	1.28	(0.27)

Total from investment operations	0.16	(1.37)	1.09	1.31	(0.23)

Less distributions paid:
From net investment income	(0.11)	(0.03)	(0.04)	(0.03)	(0.02)
From net realized gains	(1.79)	(0.14)	—	—	—

Total distributions paid	(1.90)	(0.17)	(0.04)	(0.03)	(0.02)

Change in net asset value	(1.74)	(1.54)	1.05	1.28	(0.25)

Net asset value, end of period	$8.93	$10.67	$12.21	$11.16	$9.88

Total return	3.70%	(11.43%)	9.84%	13.35%	(2.31%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$101	$424	$847	$767	$777
Ratio of net expenses to average net assets	1.05%	1.47%	1.54%	1.50%	1.41%
Ratio of net investment income to average net assets	0.53%	0.41%	0.36%	0.31%	0.39%
Ratio of gross expenses to average net assets	1.75%	1.54%	1.55%	1.55%	1.51%
Portfolio turnover rate(c)	48.97%	51.14%	49.25%	24.68%	140.09%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	The amount per share does not directionally correlate to the amounts on the Statement of Operations due to the timing of gain/losses relative to fluctuating shares outstanding.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
47

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
JOHCM Asia Ex-Japan Equity Fund	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.71	$12.26	$11.20	$9.91	$10.13

Income (loss) from investment operations:
Net investment income(a)	0.08	0.09	0.06	0.09	0.07
Net realized and unrealized gains (losses) from investments	0.11 (b)	(1.44)	1.06	1.25	(0.27)

Total from investment operations	0.19	(1.35)	1.12	1.34	(0.20)

Less distributions paid:
From net investment income	(0.14)	(0.06)	(0.06)	(0.05)	(0.02)
From net realized gains	(1.79)	(0.14)	—	—	—

Total distributions paid	(1.93)	(0.20)	(0.06)	(0.05)	(0.02)

Change in net asset value	(1.74)	(1.55)	1.06	1.29	(0.22)

Net asset value, end of period	$8.97	$10.71	$12.26	$11.20	$9.91

Total return	4.05%	(11.27%)	10.17%	13.55%	(1.99%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$30,389	$187,789	$297,804	$284,979	$130,654
Ratio of net expenses to average net assets	0.80%	1.23%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets	0.81%	0.77%	0.50%	0.87%	0.65%
Ratio of gross expenses to average net assets	1.50%	1.29%	1.30%	1.31%	1.39%
Portfolio turnover rate(c)	48.97%	51.14%	49.25%	24.68%	140.09%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	The amount per share does not directionally correlate to the amounts on the Statement of Operations due to the timing of gain/losses relative to fluctuating shares outstanding.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
48

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$11.38	$11.96	$10.04	$9.19	$10.89

Income (loss) from investment operations:
Net investment income(a)	0.40	0.14	0.10	0.19	0.19
Net realized and unrealized gains (losses) from investments	(0.59)	(0.27)	1.89	1.25	(1.47)

Total from investment operations	(0.19)	(0.13)	1.99	1.44	(1.28)

Less distributions paid:
From net investment income	(0.10)	(0.07)	(0.07)	(0.08)	(0.14)
From net realized gains	(0.34)	(0.38)	—	(0.51)	(0.28)

Total distributions paid	(0.44)	(0.45)	(0.07)	(0.59)	(0.42)

Change in net asset value	(0.63)	(0.58)	1.92	0.85	(1.70)

Net asset value, end of year	$10.75	$11.38	$11.96	$10.04	$9.19

Total return	(1.31%)	(1.30%)	20.09%	16.54%	(12.23%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$83,555	$99,577	$71,650	$29,446	$385
Ratio of net expenses to average net assets	1.32%	1.34%	1.38%	1.37%	1.32%
Ratio of net investment income to average net assets	3.71%	1.15%	0.92%	2.09%	1.74%
Ratio of gross expenses to average net assets	1.32%	1.34%	1.38%	1.37%	1.42%
Ratio of expense recoupment to average net assets	— (b)	0.02%	0.01%	—	—
Portfolio turnover rate(c)	35.35%	31.87%	22.62%	40.75%	61.86%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
49

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class II
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$11.36	$11.95	$10.03	$9.19	$10.87

Income (loss) from investment operations:
Net investment income(a)	0.41	0.12	0.08	0.05	0.07
Net realized and unrealized gains (losses) from investments	(0.60)	(0.27)	1.90	1.38	(1.35)

Total from investment operations	(0.19)	(0.15)	1.98	1.43	(1.28)

Less distributions paid:
From net investment income	(0.09)	(0.06)	(0.06)	(0.08)	(0.12)
From net realized gains	(0.34)	(0.38)	—	(0.51)	(0.28)

Total distributions paid	(0.43)	(0.44)	(0.06)	(0.59)	(0.40)

Change in net asset value	(0.62)	(0.59)	1.92	0.84	(1.68)

Net asset value, end of year	$10.74	$11.36	$11.95	$10.03	$9.19

Total return	(1.37%)	(1.47%)	19.89%	16.42%	(12.18%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$13,348	$8,020	$5,668	$1,953	$821
Ratio of net expenses to average net assets	1.47%	1.49%	1.54%	1.50%	1.36%
Ratio of net investment income to average net assets	3.86%	1.01%	0.71%	0.54%	0.71%
Ratio of gross expenses to average net assets	1.47%	1.49%	1.54%	1.56%	1.48%
Ratio of expense recoupment to average net assets	— (b)	0.02%	0.02%	—	—
Portfolio turnover rate(c)	35.35%	31.87%	22.62%	40.75%	61.86%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
50

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$11.41	$11.99	$10.06	$9.20	$10.89

Income (loss) from investment operations:
Net investment income(a)	0.48	0.15	0.13	0.10	0.11
Net realized and unrealized gains (losses) from investments	(0.66)	(0.27)	1.88	1.35	(1.38)

Total from investment operations	(0.18)	(0.12)	2.01	1.45	(1.27)

Less distributions paid:
From net investment income	(0.11)	(0.08)	(0.08)	(0.08)	(0.14)
From net realized gains	(0.34)	(0.38)	—	(0.51)	(0.28)

Total distributions paid	(0.45)	(0.46)	(0.08)	(0.59)	(0.42)

Change in net asset value	(0.63)	(0.58)	1.93	0.86	(1.69)

Net asset value, end of year	$10.78	$11.41	$11.99	$10.06	$9.20

Total return	(1.21%)	(1.23%)	20.21%	16.64%	(12.10%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$486,372	$388,129	$269,622	$110,330	$62,007
Ratio of net expenses to average net assets	1.22%	1.24%	1.29%	1.27%	1.29%
Ratio of net investment income to average net assets	4.46%	1.26%	1.23%	1.14%	0.98%
Ratio of gross expenses to average net assets	1.22%	1.24%	1.29%	1.29%	1.38%
Ratio of expense recoupment to average net assets	— (b)	0.02%	0.01%	—	—
Portfolio turnover rate(c)	35.35%	31.87%	22.62%	40.75%	61.86%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
51

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016(a)

Net asset value, beginning of period	$11.85	$14.00	$11.78	$9.20

Income (loss) from investment operations:
Net investment income(b)	0.02	0.09	0.06	0.08
Net realized and unrealized gains (losses) from investments	(0.20)	(0.56)	2.38	2.50

Total from investment operations	(0.18)	(0.47)	2.44	2.58

Less distributions paid:
From net investment income	(0.05)	(0.13)	(0.22)	—
From net realized gains	—	(1.55)	—	—

Total distributions paid	(0.05)	(1.68)	(0.22)	—

Change in net asset value	(0.23)	(2.15)	2.22	2.58

Net asset value, end of period	$11.62	$11.85	$14.00	$11.78

Total return(c)	(1.51%)	(4.50%)	21.37%	28.04%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$415	$751	$149	$147
Ratio of net expenses to average net assets	1.64%	1.64%	1.64%	1.64	%(d)
Ratio of net investment income to average net assets	0.15%	0.69%	0.47%	1.11	%(d)
Ratio of gross expenses to average net assets	2.66%	2.65%	4.37%	5.72	%(d)
Portfolio turnover rate(e)	133.43%	127.34%	174.08%	162.74	%(c)

(a)	For the period from January 28, 2016, commencement of operations, to September 30, 2016.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
52

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015(a)

Net asset value, beginning of period	$11.87	$14.02	$11.78	$9.91	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.04	0.09	0.05	0.03	0.01
Net realized and unrealized gains (losses) from investments	(0.21)	(0.55)	2.42	2.28	(0.10)

Total from investment operations	(0.17)	(0.46)	2.47	2.31	(0.09)

Less distributions paid:
From net investment income	(0.06)	(0.14)	(0.23)	(0.06)	—
From net realized gains	—	(1.55)	—	(0.38)	—

Total distributions paid	(0.06)	(1.69)	(0.23)	(0.44)	—

Change in net asset value	(0.23)	(2.15)	2.24	1.87	(0.09)

Net asset value, end of period	$11.64	$11.87	$14.02	$11.78	$9.91

Total return(c)	(1.42%)	(4.43%)	21.59%	24.13%	(0.90%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$23,870	$24,093	$7,406	$6,114	$4,956
Ratio of net expenses to average net assets	1.54%	1.54%	1.54%	1.54%	1.54	%(d)
Ratio of net investment income to average net assets	0.36%	0.69%	0.40%	0.27%	0.14	%(d)
Ratio of gross expenses to average net assets	2.56%	2.48%	4.38%	4.63%	4.61	%(d)
Ratio of expense recoupment to average net assets	—	—	—	—	—
Portfolio turnover rate(e)	133.43%	127.34%	174.08%	162.74%	134.18	%(c)

(a)	For the period from December 17, 2014, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
53

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Global Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$16.73	$15.05	$13.58	$12.24	$13.77

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.07	0.07	0.06	(0.05)
Net realized and unrealized gains (losses) from investments	0.25	1.67	1.43	1.28	(1.45)

Total from investment operations	0.35	1.74	1.50	1.34	(1.50)

Less distributions paid:
From net investment income	(0.18)	(0.06)	(0.03)	—	(—	)(b)
From net realized gains	(0.49)	—	—	—	(0.03)

Total distributions paid	(0.67)	(0.06)	(0.03)	—	(0.03)

Change in net asset value	(0.32)	1.68	1.47	1.34	(1.53)

Net asset value, end of year	$16.41	$16.73	$15.05	$13.58	$12.24

Total return	2.66%	11.61%	11.06%	10.95%	(10.93%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$157,452	$189,317	$216,867	$171,464	$62,093
Ratio of net expenses to average net assets	1.16%	1.17%	1.18%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	0.63%	0.39%	0.49%	0.50%	(0.33%)
Ratio of gross expenses to average net assets	1.17%	1.17%	1.18%	1.20%	1.21%
Ratio of expense recoupment to average net assets	— (c)	— (c)	— (c)	—	—
Portfolio turnover rate(d)	46.36%	24.81%	51.44%	124.32%	87.14%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount was less than $0.005 per share.
(c)	Amount rounds to less 0.005%.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
54

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
JOHCM Global Equity Fund	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.76	$15.08	$13.61	$12.25	$13.78

Income (loss) from investment operations:
Net investment income(a)	0.10	0.09	0.08	0.07	(0.03)
Net realized and unrealized gains (losses) from investments	0.26	1.67	1.43	1.29	(1.47)

Total from investment operations	0.36	1.76	1.51	1.36	(1.50)

Less distributions paid:
From net investment income	(0.19)	(0.08)	(0.04)	—	(—	)(b)
From net realized gains	(0.49)	—	—	—	(0.03)

Total distributions paid	(0.68)	(0.08)	(0.04)	—	(0.03)

Change in net asset value	(0.32)	1.68	1.47	1.36	(1.53)

Net asset value, end of year	$16.44	$16.76	$15.08	$13.61	$12.25

Total return	2.76%	11.76%	11.15%	11.10%	(10.90%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$225,884	$335,636	$287,089	$245,918	$161,792
Ratio of net expenses to average net assets	1.06%	1.07%	1.08%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets	0.66%	0.57%	0.57%	0.52%	(0.18%)
Ratio of gross expenses to average net assets	1.07%	1.07%	1.08%	1.10%	1.11%
Ratio of expense recoupment to average net assets	— (c)	— (c)	— (c)	—	—
Portfolio turnover rate(d)	46.36%	24.81%	51.44%	124.32%	87.14%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount was less than $0.005 per share.
(c)	Amount rounds to less 0.005%.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
55

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Global Income Builder Fund	Year Ended September 30, 2019		Period Ended September 30, 2018(a)

Net asset value, beginning of period	$9.71		$10.00

Income (loss) from investment operations:
Net investment income(b)	0.31		0.29
Net realized and unrealized gains (losses) from investments	0.41		(0.30)

Total from investment operations	0.72		(0.01)

Less distributions paid:
From net investment income	(0.34)		(0.28)

Total distributions paid	(0.34)		(0.28)

Change in net asset value	0.38		(0.29)

Net asset value, end of period	$10.09		$9.71

Total return(c)	7.66%		(0.06%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$6,933		$5,516
Ratio of net expenses to average net assets	0.98%		0.98	%(d)
Ratio of net investment income to average net assets	3.14%		3.50	%(d)
Ratio of gross expenses to average net assets	1.18%		1.56	%(d)
Portfolio turnover rate(e)	54.70	%(c)	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
56

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class II
JOHCM Global Income Builder Fund	Period Ended September 30, 2019(a)

Net asset value, beginning of year	$10.08

Income (loss) from investment operations:
Net investment income(b)	0.06
Net realized and unrealized gains from investments	0.01

Total from investment operations	0.07

Less distributions paid:
From net investment income	(0.06)

Total distributions paid	(0.06)

Change in net asset value	0.01

Net asset value, end of year	$10.09

Total return(c)	0.75%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$77
Ratio of net expenses to average net assets	1.13	%(d)
Ratio of net investment income to average net assets	2.70	%(d)
Ratio of gross expenses to average net assets	1.63	%(d)
Portfolio turnover rate(e)	54.70	%(c)

(a)	For the period from June 28, 2019, commencement of operations, to September 30, 2019.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
57

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Global Income Builder Fund	Year Ended September 30, 2019		Period Ended September 30, 2018(a)

Net asset value, beginning of period	$9.71		$10.00

Income (loss) from investment operations:
Net investment income(b)	0.33		0.30
Net realized and unrealized gains (losses) from investments	0.40		(0.30)

Total from investment operations	0.73		—

Less distributions paid:
From net investment income	(0.35)		(0.29)

Total distributions paid	(0.35)		(0.29)

Change in net asset value	0.38		(0.29)

Net asset value, end of period	$10.09		$9.71

Total return(c)	7.77%		0.03%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$105,634		$28,206
Ratio of net expenses to average net assets	0.88%		0.88	%(d)
Ratio of net investment income to average net assets	3.42%		3.62	%(d)
Ratio of gross expenses to average net assets	1.08%		1.47	%(d)
Portfolio turnover rate(e)	54.70	%(c)	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
58

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

		Institutional Class

JOHCM International Opportunities Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016(a)

Net asset value, beginning of period	$10.71	$11.19	$9.98	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.24	0.20	0.20	(—	)(c)
Net realized and unrealized gains (losses) from investments	(0.10)	(0.02)	1.09	(0.02)

Total from investment operations	0.14	0.18	1.29	(0.02)

Less distributions paid:
From net investment income	(0.18)	(0.29)	(0.08)	—
From net realized gains	(0.02)	(0.37)	—	—

Total distributions paid	(0.20)	(0.66)	(0.08)	—

Change in net asset value	(0.06)	(0.48)	1.21	(0.02)

Net asset value, end of period	$10.65	$10.71	$11.19	$9.98

Total return(d)	1.42%	1.76%	13.12%	(0.20%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,301	$2,276	$2,254	$1,995
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89	%(e)
Ratio of net investment income (loss) to average net assets	2.29%	1.86%	1.94%	(0.89	%)(e)
Ratio of gross expenses to average net assets	8.61%	8.23%	9.03%	72.58	%(e)
Portfolio turnover rate(f)	34.58%	57.05%	68.89%	—	(d)

(a)	For the period from September 29, 2016, commencement of operations, to September 30, 2016.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
59

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

			Class I

JOHCM International Select Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$23.66	$21.92	$19.94	$17.45	$19.23

Income (loss) from investment operations:
Net investment income(a)	0.28	0.27	0.30	0.19	0.08
Net realized and unrealized gains (losses) from investments	(1.09)	1.73	1.81	2.37	(1.09)

Total from investment operations	(0.81)	2.00	2.11	2.56	(1.01)

Less distributions paid:
From net investment income	(0.31)	(0.26)	(0.13)	(0.07)	(0.14)
From net realized gains	—	—	—	—	(0.63)

Total distributions paid	(0.31)	(0.26)	(0.13)	(0.07)	(0.77)

Change in net asset value	(1.12)	1.74	1.98	2.49	(1.78)

Net asset value, end of year	$22.54	$23.66	$21.92	$19.94	$17.45

Total return	(3.31%)	9.22%	10.72%	14.70%	(5.53%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$7,822,739	$7,619,731	$6,081,384	$4,003,594	$2,837,805
Ratio of net expenses to average net assets	0.99%	1.00%	1.01%	1.01%	1.05%
Ratio of net investment income to average net assets	1.27%	1.16%	1.49%	1.04%	0.43%
Ratio of gross expenses to average net assets	0.99%	1.00%	1.01%	1.01%	1.05%
Ratio of expense recoupment to average net assets	—	—	—	—	0.01%
Portfolio turnover rate(b)	33.06%	26.06%	34.96%	107.37%	50.86%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
60

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

			Class II

JOHCM International Select Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of year	$23.68	$21.93	$19.96	$17.48	$19.29

Income (loss) from investment operations:
Net investment income(a)	0.23	0.19	0.26	0.14	0.05
Net realized and unrealized gains (losses) from investments	(1.10)	1.76	1.81	2.37	(1.11)

Total from investment operations	(0.87)	1.95	2.07	2.51	(1.06)

Less distributions paid:
From net investment income	(0.27)	(0.20)	(0.10)	(0.03)	(0.12)
From net realized gains	—	—	—	—	(0.63)

Total distributions paid	(0.27)	(0.20)	(0.10)	(0.03)	(0.75)

Change in net asset value	(1.14)	1.75	1.97	2.48	(1.81)

Net asset value, end of year	$22.54	$23.68	$21.93	$19.96	$17.48

Total return	(3.59%)	8.97%	10.45%	14.37%	(5.77%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$588,729	$551,489	$400,294	$297,486	$147,322
Ratio of net expenses to average net assets	1.24%	1.25%	1.27%	1.30%	1.30%
Ratio of net investment income to average net assets	1.03%	0.83%	1.29%	0.78%	0.27%
Ratio of gross expenses to average net assets	1.24%	1.25%	1.27%	1.30%	1.33%
Ratio of expense recoupment to average net assets	—	—	0.01%	—	0.01%
Portfolio turnover rate(b)	33.06%	26.06%	34.96%	107.37%	50.86%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
61

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

			Class I

JOHCM International Small Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of period	$13.03	$12.75	$10.64	$9.66	$10.20

Income (loss) from investment operations:
Net investment income(a)	0.12	0.10	0.11	0.12	0.13
Net realized and unrealized gains (losses) from investments	(1.51)	0.37	2.13	0.97	(0.50)

Total from investment operations	(1.39)	0.47	2.24	1.09	(0.37)

Less distributions paid:
From net investment income	(0.13)	(0.09)	(0.13)	(0.11)	(0.10)
From net realized gains	(0.51)	(0.10)	—	—	(0.07)

Total distributions paid	(0.64)	(0.19)	(0.13)	(0.11)	(0.17)

Change in net asset value	(2.03)	0.28	2.11	0.98	(0.54)

Net asset value, end of period	$11.00	$13.03	$12.75	$10.64	$9.66

Total return	(10.27%)	3.66%	21.30%	11.44%	(3.72%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$29,053	$46,852	$62,965	$43,997	$50,759
Ratio of net expenses to average net assets	1.34%	1.31%	1.34%	1.34%	1.34%
Ratio of net investment income to average net assets	1.04%	0.79%	0.97%	1.17%	1.25%
Ratio of gross expenses to average net assets	1.34%	1.32%	1.36%	1.41%	1.39%
Ratio of expense recoupment to average net assets	— (b)	0.02%	—	—	—
Portfolio turnover rate(c)	23.66%	17.61%	16.01%	39.39%	30.64%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
62

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

			Class II

JOHCM International Small Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of period	$13.09	$12.83	$10.70	$9.71	$10.17

Income (loss) from investment operations:
Net investment income(a)	0.11	0.11	0.09	0.09	0.06
Net realized and unrealized gains (losses) from investments	(1.51)	0.33	2.15	1.00	(0.45)

Total from investment operations	(1.40)	0.44	2.24	1.09	(0.39)

Less distributions paid:
From net investment income	(0.12)	(0.08)	(0.11)	(0.10)	—
From net realized gains	(0.51)	(0.10)	—	—	(0.07)

Total distributions paid	(0.63)	(0.18)	(0.11)	(0.10)	(0.07)

Change in net asset value	(2.03)	0.26	2.13	0.99	(0.46)

Net asset value, end of period	$11.06	$13.09	$12.83	$10.70	$9.71

Total return	(10.35%)	3.43%	21.21%	11.28%	(3.87%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,609	$1,474	$1,230	$430	$449
Ratio of net expenses to average net assets	1.49%	1.47%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets	1.02%	0.87%	0.76%	0.94%	0.53%
Ratio of gross expenses to average net assets	1.49%	1.47%	1.53%	1.63%	1.58%
Ratio of expense recoupment to average net assets	— (b)	0.02%	—	—	—
Portfolio turnover rate(c)	23.66%	17.61%	16.01%	39.39%	30.64%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class

JOHCM International Small Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net asset value, beginning of period	$13.02	$12.74	$10.64	$9.66	$10.19

Income (loss) from investment operations:
Net investment income(a)	0.14	0.15	0.14	0.13	0.14
Net realized and unrealized gains (losses) from investments	(1.51)	0.33	2.10	0.97	(0.50)

Total from investment operations	(1.37)	0.48	2.24	1.10	(0.36)

Less distributions paid:
From net investment income	(0.15)	(0.10)	(0.14)	(0.12)	(0.10)
From net realized gains	(0.51)	(0.10)	—	—	(0.07)

Total distributions paid	(0.66)	(0.20)	(0.14)	(0.12)	(0.17)

Change in net asset value	(2.03)	0.28	2.10	0.98	(0.53)

Net asset value, end of period	$10.99	$13.02	$12.74	$10.64	$9.66

Total return	(10.13%)	3.73%	21.37%	11.54%	(3.58%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$177,365	$219,774	$164,092	$75,799	$66,304
Ratio of net expenses to average net assets	1.24%	1.22%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	1.29%	1.17%	1.24%	1.29%	1.38%
Ratio of gross expenses to average net assets	1.24%	1.22%	1.27%	1.28%	1.28%
Ratio of expense recoupment to average net assets	— (b)	0.02%	—	—	—
Portfolio turnover rate(c)	23.66%	17.61%	16.01%	39.39%	30.64%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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FINANCIAL HIGHLIGHTS

For the periods indicated

			Class I

JOHCM US Small Mid Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Period Ended September 30, 2015(a)

Net asset value, beginning of period	$14.12	$12.44	$10.61		$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	(0.02)	(—	)(c)	(0.01)	0.01
Net realized and unrealized gains (losses) from investments	(0.51)	2.40	2.06		1.21	(0.25)

Total from investment operations	(0.52)	2.38	2.06		1.20	(0.24)

Less distributions paid:
From net investment income	—	—	—		(0.03)	—
From net realized gains	(1.92)	(0.70)	(0.23)		(0.32)	—
Total distributions paid	(1.92)	(0.70)	(0.23)		(0.35)	—

Change in net asset value	(2.44)	1.68	1.83		0.85	(0.24)

Net asset value, end of period	$11.68	$14.12	$12.44		$10.61	$9.76

Total return(d)	(1.24%)	19.93%	19.64%		12.64%	(2.40%)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$15	$16	$21		$11	$10
Ratio of net expenses to average net assets	1.09%	1.09%	1.09%		1.06%	0.99	%(e)
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.14%)	(0.01%)		(0.09%)	0.01	%(e)
Ratio of gross expenses to average net assets	3.85%	3.61%	3.44%		3.86%	4.18	%(e)
Portfolio turnover rate(f)	36.88%	66.46%	39.98%		72.08%	93.31	%(d)

(a)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class

JOHCM US Small Mid Cap Equity Fund	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Period Ended September 30, 2015(a)

Net asset value, beginning of period	$14.16	$12.47		$10.63		$9.76		$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	— (c)	(—	)(c)	0.01		(—	)(c)	0.01
Net realized and unrealized gains (losses) from investments	(0.51)	2.39		2.06		1.22		(0.25)

Total from investment operations	(0.51)	2.39		2.07		1.22		(0.24)

Less distributions paid:
From net investment income	—	(—	)(c)	(—	)(c)	(0.03)		—
From net realized gains	(1.92)	(0.70)		(0.23)		(0.32)		—

Total distributions paid	(1.92)	(0.70)		(0.23)		(0.35)		—

Change in net asset value	(2.43)	1.69		1.84		0.87		(0.24)

Net asset value, end of period	$11.73	$14.16		$12.47		$10.63		$9.76

Total return(d)	(1.16%)	20.00%		19.71%		12.85%		(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,723	$7,856		$6,554		$5,479		$4,882
Ratio of net expenses to average net assets	0.99%	0.99%		0.99%		0.99%		0.99	%(e)
Ratio of net investment income (loss) to average net assets	0.01%	(0.03%)		0.10%		(0.02%)		0.01	%(e)
Ratio of gross expenses to average net assets	3.75%	3.51%		3.35%		3.74%		4.17	%(e)
Portfolio turnover rate(f)	36.88%	66.46%		39.98%		72.08%		93.31	%(d)

(a)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”). The JOHCM Asia Ex-Japan Equity Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, the JOHCM International Select Fund, the JOHCM International Small Cap Equity Fund, and the JOHCM US Small Mid Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and a series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. These financial statements and notes only relate to the JOHCM Funds.

Each JOHCM Fund, except for the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM International Select Fund, and the JOHCM US Small Mid Cap Equity Fund, is authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM International Select Fund is authorized to issue two classes of shares: Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund are authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees incurred. As of September 30, 2019, the following classes were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Asia Ex-Japan Equity Fund	Class I Shares: June 26, 2014	to seek long-term capital appreciation
Class II Shares: June 26, 2014 Institutional Shares: March 28, 2014
JOHCM Emerging Markets Opportunities Fund	Class I Shares: November 21, 2012	to seek long-term capital appreciation
Class II Shares: December 18, 2013 Institutional Shares: November 21, 2012
JOHCM Emerging Markets Small Mid Cap	Class I Shares: January 28, 2016	to seek long-term capital appreciation
Equity Fund	Institutional Shares: December 17, 2014
JOHCM Global Equity Fund	Class I Shares: March 22, 2013	to seek long-term capital appreciation
Institutional Shares: March 22, 2013
JOHCM Global Income Builder Fund	Class I Shares: November 29, 2017	to seek a level of current income that is
	Class II Shares: June 28, 2019 Institutional Shares: November 29, 2017	consistent with the preservation and long-term growth of capital in inflation-adjusted terms
JOHCM International Opportunities Fund	Institutional Shares: September 29, 2016	to achieve long-term total return by investing in a concentrated portfolio of international equity securities
JOHCM International Select Fund	Class I Shares: July 29, 2009	to seek long-term capital appreciation
Class II Shares: March 31, 2010
JOHCM International Small Cap Equity Fund	Class I Shares: January 2, 2014	to seek long-term capital appreciation
Class II Shares: November 18, 2013
Institutional Shares: October 1, 2013
JOHCM US Small Mid Cap Equity Fund	Class I: October 31, 2014	to seek long-term capital appreciation
Institutional Shares: October 31, 2014

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

A.    Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), a Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Funds’ net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

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September 30, 2019

The following is a summary of the valuation inputs used as of September 30, 2019 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM Asia Ex-Japan Equity Fund
Common stocks:
Taiwan	$—	$3,633,174	$—	$3,633,174
Thailand	1,463,504	1,404,774	—	2,868,278
Other*	34,252,282	—	—	34,252,282
Total common stocks	$35,715,786	$5,037,948	$—	$40,753,734
Total Investments	$35,715,786	$5,037,948	$—	$40,753,734
JOHCM Emerging Markets Opportunities Fund
Common stocks:
Taiwan	$—	$39,733,228	$—	$39,733,228
Other*	506,226,569	—	—	506,226,569
Total common stocks	$506,226,569	$39,733,228	$—	$545,959,797
Preferred stocks*	13,056,934	—	—	13,056,934
Total Investments	$519,283,503	$39,733,228	$—	$559,016,731
JOHCM Emerging Markets Small Mid Cap Equity Fund
Common stocks:
China	$1,106,404	$338,978	$—	$1,445,382
Taiwan	—	4,085,224	—	4,085,224
Thailand	—	1,179,949	—	1,179,949
Other*	15,992,388	—	—	15,992,388
Total common stocks	$17,098,792	$5,604,151	$—	$22,702,943
Equity-Linked Securities*	—	686,754	—	686,754
Preferred stocks*	320,588	—	—	320,588
Total Investments	$17,419,380	$6,290,905	$—	$23,710,285
JOHCM Global Equity Fund
Common stocks*	$354,501,312	$—	$—	$354,501,312
Total Investments	$354,501,312	$—	$—	$354,501,312
JOHCM Global Income Builder Fund
Common stocks*	$57,556,548	$—	$—	$57,556,548
Corporate Bonds*	—	31,376,606	—	31,376,606
Exchange Traded Funds*	2,376,482	—	—	2,376,482
Foreign Issuer Bonds*	—	10,936,337	—	10,936,337
Preferred stocks*	145,020	—	—	145,020
U.S. Treasury Obligations*	—	4,442,454	—	4,442,454
Short-Term Investments	4,730,545	—	—	4,730,545
Total Investments	$64,808,595	$46,755,397	$—	$111,563,992
Other Financial Instruments
Assets
Unrealized appreciation on forward currency exchange contracts	$—	$78,684	$—	$78,684
Total Other Financial Instruments	$—	$78,684	$—	$78,684

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September 30, 2019

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM International Opportunities Fund
Common stocks*	$1,941,204	$—	$—	$1,941,204

Total Investments	$1,941,204	$—	$—	$1,941,204

JOHCM International Select Fund
Common stocks*	$7,753,429,545	$—	$—	$7,753,429,545

Total Investments	$7,753,429,545	$—	$—	$7,753,429,545

JOHCM International Small Cap Equity Fund
Common stocks:
Taiwan	$—	$16,081,850	$—	$16,081,850
Thailand	—	4,163,691	—	4,163,691
Other*	185,592,943	—	—	185,592,943

Total common stocks	$185,592,943	$20,245,541	$—	$205,838,484

Total Investments	$185,592,943	$20,245,541	$—	$205,838,484

JOHCM US Small Mid Cap Equity Fund
Common stocks*	$7,435,268	$—	$—	$7,435,268

Total Investments	$7,435,268	$—	$—	$7,435,268

*	See additional categories in the Schedule of Investments.

As of September 30, 2019 there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2019.

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2019, the Funds held equity-linked securities issued by counterparties as follows:

Fund	Counterparty	Fair value	% of Net Assets
JOHCM Emerging Markets Small Mid Cap Equity Fund	CLSA Global Markets Pte Ltd.	686,754	2.8%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign

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September 30, 2019

withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Funds’ securities and the price of a Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets & Liabilities as of September 30, 2019:

		Assets		Liabilities

Fund	Contract Type	Statement of Assets Location	Value	Statement of Liabilities Location	Value

JOHCM Global Income Builder Fund	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$78,684	Unrealized depreciation on forward foreign currency exchange contracts	$ —

As of September 30, 2019, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities are as follows:

			Gross Amounts Not Offset in the Statements of Assets & Liabilities

Fund	Counterparty	Gross Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

JOHCM Global Income Buider Fund	GoldmanSachs	$78,684	$—	$—	$78,684

The following table, set forth by primary risk exposure, displays the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019:

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September 30, 2019

Fund	Contract Type	Statement of Operations Location	Amount of Realized Gain (Loss) on Derivative Contracts
JOHCM Global Income Builder Fund	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	$ 259,736

Fund	Contract Type	Statement of Operations Location	Change in Unrealized Appreciation (Depreciation) on Derivative Contracts
JOHCM Global Income Builder Fund	Foreign exchange contracts	Change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$ 51,159

Volume of derivative activity for the fiscal year ended September 30, 2019*:

	Foreign Exchange Contracts
Fund	Number Of Trades	Average Notional Amount
JOHCM Global Income Builder Fund	8	$2,198,751

*	Activity for the period is measured by number of trades during the period and average notional amount for foreign currency exchange.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis. Expenses incurred which do not specifically relate to an individual JOHCM Fund are allocated among all Funds in the JOHCM Funds in proportion to each Fund’s relative net assets or other reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Distributions of dividends from net investment income, if any, are declared and paid as follows:

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September 30, 2019

Declaration and Payment Frequency
JOHCM Asia Ex-Japan Equity Fund	Annually
JOHCM Emerging Markets Opportunities Fund	Annually
JOHCM Emerging Markets Small Mid Cap Equity Fund	Annually
JOHCM Global Equity Fund	Annually
JOHCM Global Income Builder Fund	Daily/Monthly
JOHCM International Opportunities Fund	Annually
JOHCM International Select Fund	Annually
JOHCM International Small Cap Equity Fund	Annually
JOHCM US Small Mid Cap Equity Fund	Annually

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ Federal tax returns for the tax years ended September 30, 2016 through September 30, 2019, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

In August 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation of the total, rather than components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

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September 30, 2019

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Opportunities Fund and the JOHCM Emerging Markets Small Mid Cap Equity Fund paid $78,733 and $6, respectively, in capital gain taxes during the year. The amounts are included in the net realized gains (losses) from investment transactions on the Statement of Operations.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.     Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with JO Hambro Capital Management Limited (the “Adviser” or “JOHCM”) to provide investment management services to the Funds. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Adviser receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

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September 30, 2019

Fund	Class	Advisory Fee	Expense Limitation
JOHCM Asia Ex-Japan Equity Fund	Class I	1.09%	0.90%
JOHCM Asia Ex-Japan Equity Fund	Class II	1.09%	1.05%
JOHCM Asia Ex-Japan Equity Fund	Institutional	1.09%	0.80%
JOHCM Emerging Markets Opportunities Fund	Class I	1.05%	1.39%
JOHCM Emerging Markets Opportunities Fund	Class II	1.05%	1.54%
JOHCM Emerging Markets Opportunities Fund	Institutional	1.05%	1.29%
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.30%	1.64%
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1.30%	1.54%
JOHCM Global Equity Fund	Class I	0.95%	1.18%
JOHCM Global Equity Fund	Institutional	0.95%	1.08%
JOHCM Global Income Builder Fund	Class I	0.67%	0.98%
JOHCM Global Income Builder Fund	Class II	0.67%	1.13%
JOHCM Global Income Builder Fund	Institutional	0.67%	0.88%
JOHCM International Opportunities Fund	Institutional	0.75%	0.89%
JOHCM International Select Fund	Class I	0.89%	1.05%
JOHCM International Select Fund	Class II	0.89%	1.30%
JOHCM International Small Cap Equity Fund	Class I	1.05%	1.34%
JOHCM International Small Cap Equity Fund	Class II	1.05%	1.49%
JOHCM International Small Cap Equity Fund	Institutional	1.05%	1.24%
JOHCM US Small Mid Cap Equity Fund	Class I	0.85%	1.09%
JOHCM US Small Mid Cap Equity Fund	Institutional	0.85%	0.99%

The expense limitation agreement is effective until January 28, 2020 for the Funds at which time it will be subject to automatic renewal upon the effective date of the annual update to the a Funds’ registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

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September 30, 2019

JOHCM (USA), Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the JOHCM Global Income Builder Fund, the JOHCM International Small Cap Equity Fund and the JOHCM US Small Cap Equity Fund. For its services, the Sub-Adviser is paid a fee of 0.67%, 1.05% and 0.85%, based on average daily net assets of the JOHCM Global Income Builder Fund, the JOHCM International Small Cap Equity Fund and the JOHCM US Small Cap Equity Fund, respectively, by the Adviser.

For the year ended September 30, 2019, the JOHCM Funds incurred advisory fees payable to JOHCM, expense waivers/reimbursements from JOHCM, and paid expense recoupments to JOHCM as follows:

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM	Advisory Fees Recouped by JOHCM
JOHCM Asia Ex-Japan Equity Fund	$910,469	$575,279	$—
JOHCM Emerging Markets Opportunities Fund	5,433,330	—	138
JOHCM Emerging Markets Small Mid Cap Equity Fund	310,597	238,798	—
JOHCM Global Equity Fund	4,046,771	—	7,175
JOHCM Global Income Builder Fund	489,741	28,639	—
JOHCM International Opportunities Fund	16,650	21,181	—
JOHCM International Select Fund	71,744,651	—	—
JOHCM International Small Cap Equity Fund	2,352,520	—	3,701
JOHCM US Small Mid Cap Equity Fund	62,857	47,470	—

The balances of recoverable expenses to JOHCM by Funds at September 30, 2019 were as follows:

For the:	Expiring	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund
Year ended September 30, 2017	September 30, 2020	$ 41,298	$ —	$181,199	$ —	$ —	$ 56,038	$ —	$25,988	$ 20,930
Year ended September 30, 2018	September 30, 2021	211,152	—	186,928	—	53,449	43,552	—	—	49,112
Year ended September 30, 2019	September 30, 2022	575,279	—	238,798	—	28,639	21,181	—	—	47,470

Balances of Recoverable Expenses to the Adviser		$827,729	$ —	$606,925	$ —	$82,088	$120,771	$ —	$25,988	$117,512

Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor an annual fee of $285,000, 0.006% of average daily net assets of the Funds, and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds.
The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $160,000 per Fund relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds, as well as other charges for additional service activities. Fees paid to Northern Trust for their services are reflected as

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September 30, 2019

“Accounting and Administration” fees on the Statements of Operations. Northern Trust has agreed to voluntarily waive its minimum fees and certain other expenses. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statement of Operations.

For the year ended September 30, 2019, Northern Trust voluntarily waived expenses as follows:

Fund	Expenses Waived by Northern Trust
JOHCM Asia Ex-Japan Equity Fund	$6,597
JOHCM Emerging Markets Opportunities Fund	7,267
JOHCM Emerging Markets Small Mid Cap Equity Fund	4,035
JOHCM Global Equity Fund	6,764
JOHCM Global Income Builder Fund	119,488
JOHCM International Opportunities Fund	150,315
JOHCM International Select Fund	116,207
JOHCM International Small Cap Equity Fund	3,425
JOHCM US Small Mid Cap Equity Fund	156,724

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control Services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds, including providing certain officers to the Funds. The Funds have agreed to pay Foreside an annual base fee, a fee based on the JOHCM Funds’ complex level net assets, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement with the Trust, on behalf of the JOHCM Funds, including providing the Risk Officer to the JOHCM Funds to administer the Fund risk program and oversee the analysis of investment performance and performance of service providers. The JOHCM Funds have agreed to pay Carne an annual fee of $50,000 for the first fund ($40,000 prior to July 2019) and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the JOHCM Funds. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2019, the aggregate Trustee compensation paid by the Trust was $360,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

C.     Rule 12b-1 Plan

The JOHCM Funds adopted an amended plan under Rule 12b-1 that is applicable to Class I, Class II and Class III Shares of all JOHCM Funds, except Class I Shares of the JOHCM International Select Fund, to pay for certain distribution and promotion activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection there with at annual rates of 0.10%, 0.25%, and 0.50% of the average daily net assets of the outstanding Class I Shares, Class II Shares and Class III Shares, respectively. Total fees paid pursuant to these agreements are reflected as “12b-1 Fees” on the Statements of Operations.

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September 30, 2019

D.     Credit Agreement

The Trust, on behalf of the JOHCM Funds, and Northern Trust, entered into a $100 million revolving Credit Agreement for liquidity and other purposes effective as of December 22, 2017 and as amended December 21, 2018. The Credit Agreement is scheduled to mature on December 20, 2019. The Credit Agreement may be extended subject to appropriate approvals.

Any advance under the Credit Agreement will accrue interest at a rate that is equal to the greater of (i) the Funds’ option of the daily London Interbank Offered Rate plus 1.50% or the Federal funds (effective) interest rate plus 1.50% and (ii) 2.00%. In addition, there is a usage fee on the undrawn portion of the $100 million maximum commitment amount in an amount equal to the product of the difference between the maximum commitment amount and the sum of the average daily balance of the loans multiplied by 0.30% per annum.

During the year ended September 30, 2019, the following Fund had borrowings with the average loan and weighted interest rate as disclosed below:

Fund	Dollar Amount	Rate

JOHCM Global Equity Fund	$2,185,000	3.89%

No other Funds had any borrowings under the Credit Agreement or incurred any interest expense during the year ended September 30, 2019. The JOHCM Global Equity Fund incurred interest expense of $7,318 related to borrowings under the Credit Agreement during the year ended September 30, 2019. The amounts are included in the “Other” expenses on the Statement of Operations.

E.     Investment Transactions

For the year ended September 30, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from sales
JOHCM Asia-Ex Japan Equity Fund	$40,270,246	$198,786,232
JOHCM Emerging Markets Opportunities Fund	292,384,845	176,014,520
JOHCM Emerging Markets Small Mid Cap Equity Fund	31,437,820	31,965,595
JOHCM Global Equity Fund	176,842,230	297,001,172
JOHCM Global Income Builder Fund	107,911,716	37,478,574
JOHCM International Opportunities Fund	737,030	650,661
JOHCM International Select Fund	3,635,047,324	2,333,359,153
JOHCM International Small Cap Equity Fund	52,763,624	79,789,015
JOHCM US Small Mid Cap Equity Fund	2,645,357	2,821,645

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September 30, 2019

F.    Federal Income Tax

As of September 30, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

JOHCM Asia Ex-Japan Equity Fund	$38,953,767	$4,508,984	$(2,709,017)	$1,799,967
JOHCM Emerging Markets Opportunities Fund	576,229,363	39,109,028	(56,321,660)	(17,212,632)
JOHCM Emerging Markets Small Mid Cap Equity Fund	22,252,012	2,049,969	(591,696)	1,458,273
JOHCM Global Equity Fund	284,223,733	74,368,383	(4,090,804)	70,277,579
JOHCM Global Income Builder Fund	108,601,212	5,125,847	(2,163,067)	2,962,780
JOHCM International Opportunities Fund	1,844,472	193,281	(96,549)	96,732
JOHCM International Select Fund	6,708,448,620	1,213,228,085	(168,247,160)	1,044,980,925
JOHCM International Small Cap Equity Fund	213,600,579	21,984,135	(29,746,230)	(7,762,095)
JOHCM US Small Mid Cap Equity Fund	6,508,714	1,350,918	(424,364)	926,554
The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2019 and September 30, 2018 were as follows:
	Distributions From
Fund	Ordinary Income* 2019	Long-Term Capital Gains 2019	Ordinary Income* 2018	Long-Term Capital Gains 2018

JOHCM Asia Ex-Japan Equity Fund	$2,383,806	$32,112,841	$1,598,417	$4,087,220
JOHCM Emerging Markets Opportunities Fund	7,125,670	13,290,197	6,308,321	7,593,576
JOHCM Emerging Markets Small Mid Cap Equity Fund	118,342	—	428,898	492,891
JOHCM Global Equity Fund	5,049,812	13,217,311	2,432,197	—
JOHCM Global Income Builder Fund	2,643,119	—	903,747	—
JOHCM International Opportunities Fund	37,334	3,220	129,930	3,226
JOHCM International Select Fund	108,828,545	—	79,801,129	—
JOHCM International Small Cap Equity Fund	5,877,361	7,561,228	1,788,174	1,845,642
JOHCM US Small Mid Cap Equity Fund	241,001	827,261	74,217	299,057

*	Ordinary income includes short-term capital gains, if any.

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September 30, 2019

As of the latest tax year ended September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

Undistributed Ordinary Income	$771,668	$23,243,028	$160,058 $	758,142	$337,232	$49,029	$83,007,199	$2,407,068	$36,082
Undistributed Long-Term Capital Gains	—	—	—	48,545,634	—	—	—	4,578,658	115,542
Accumulated Capital and Other Losses	(30,159,886)	(3,247,074)	(3,313,159)	—	(38,004)	—	(117,957,311)	—	—
Unrealized Appreciation (Depreciation)	1,798,927	(17,170,669)	1,457,711	70,269,070	2,957,909	96,595	1,044,822,641	(7,771,655)	926,555
Total Accumulated Earnings (Deficit)	$(27,589,291)	$2,825,285	$(1,695,390)	$119,572,846	$3,257,137	$145,624	$1,009,872,529	$(785,929)	$1,078,179

As of the tax year ended September 30, 2019, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward

JOHCM Asia Ex-Japan Equity Fund*	$(6,261,792)	$(23,898,094)
JOHCM Emerging Markets Opportunities Fund	(2,912,339)	(334,735)
JOHCM Emerging Markets Small Mid Cap Equity Fund	(3,313,159)	—
JOHCM Global Income Builder Fund	—	(38,004)
JOHCM International Select Fund	(117,957,311)	—

*A portion of the capital loss carryforward may be subject to limitations under Section 382 of the Internal Revenue Service Code, and is available to the extent by tax law to offset future net capital gains, if any.

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, and certain distributions, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2019, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Portfolio	Distributable Earnings (Loss)	Paid-in Capital

JOHCM Asia Ex-Japan Equity Fund	$(9,090,130)	$9,090,130
JOHCM Global Income Builder Fund	6,045	(6,045)

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September 30, 2019

G.    Capital Share Transactions

Transactions in dollars for common stock for the year ended September 30, 2019, were as follows:

				Payments	Net Increase
		Proceeds from	Reinvestment	for Shares	(Decrease) in
Fund	Class	Shares Sold	of Dividends	Redeemed	Net Assets
JOHCM Asia Ex-Japan Equity Fund	Class I	$7,060,500	$2,708,142	$(26,518,459)	$(16,749,817)
JOHCM Asia Ex-Japan Equity Fund	Class II	228,341	118,400	(558,333)	(211,592)
JOHCM Asia Ex-Japan Equity Fund	Institutional	5,013,314	29,306,153	(149,776,899)	(115,457,432)
JOHCM Emerging Markets Opportunities Fund	Class I	61,405,755	2,882,032	(73,992,619)	(9,704,832)
JOHCM Emerging Markets Opportunities Fund	Class II	12,585,163	307,463	(7,801,147)	5,091,479
JOHCM Emerging Markets Opportunities Fund	Institutional	249,369,503	15,568,147	(145,235,138)	119,702,512
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	108,896	1,944	(417,149)	(306,309)
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	169,037	98,827	(40,416)	227,448
JOHCM Global Equity Fund	Class I	39,390,979	7,476,383	(76,119,980)	(29,252,618)
JOHCM Global Equity Fund	Institutional	29,578,158	8,109,357	(138,038,671)	(100,351,156)
JOHCM Global Income Builder Fund	Class I	1,374,630	173,665	(373,758)	1,174,537
JOHCM Global Income Builder Fund	Class II	76,000	309	—	76,309
JOHCM Global Income Builder Fund	Institutional	74,698,016	964,622	(2,086,770)	73,575,868
JOHCM International Opportunities Fund	Institutional	—	34,954	—	34,954
JOHCM International Select Fund	Class I	2,250,373,560	54,505,951	(1,739,359,087)	565,520,424
JOHCM International Select Fund	Class II	100,012,354	6,663,586	(44,332,391)	62,343,549
JOHCM International Small Cap Equity Fund	Class I	8,399,685	2,243,756	(21,235,734)	(10,592,293)
JOHCM International Small Cap Equity Fund	Class II	607,525	86,101	(296,213)	397,413
JOHCM International Small Cap Equity Fund	Institutional	60,819,030	9,631,411	(78,311,843)	(7,861,402)
JOHCM US Small Mid Cap Equity Fund	Class I	—	2,065	—	2,065
JOHCM US Small Mid Cap Equity Fund	Institutional	—	1,030,033	—	1,030,033

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September 30, 2019

Transactions in shares of common stock for the year ended September 30, 2019, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Asia Ex-Japan Equity Fund	Class I	829,475	339,366	(2,886,029)	(1,717,188)
JOHCM Asia Ex-Japan Equity Fund	Class II	23,297	14,893	(66,654)	(28,464)
JOHCM Asia Ex-Japan Equity Fund	Institutional	581,057	3,681,678	(18,405,229)	(14,142,494)
JOHCM Emerging Markets Opportunities Fund	Class I	5,777,842	288,203	(7,042,235)	(976,190)
JOHCM Emerging Markets Opportunities Fund	Class II	1,229,780	30,746	(722,932)	537,594
JOHCM Emerging Markets Opportunities Fund	Institutional	23,340,942	1,553,707	(13,792,016)	11,102,633
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	9,837	181	(37,672)	(27,654)
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	15,077	9,185	(3,664)	20,598
JOHCM Global Equity Fund	Class I	2,635,119	526,877	(4,881,091)	(1,719,095)
JOHCM Global Equity Fund	Institutional	1,906,010	570,680	(8,758,786)	(6,282,096)
JOHCM Global Income Builder Fund	Class I	140,114	17,949	(38,613)	119,450
JOHCM Global Income Builder Fund	Class II	7,601	31	—	7,632
JOHCM Global Income Builder Fund	Institutional	7,678,540	99,597	(209,706)	7,568,431
JOHCM International Opportunities Fund	Institutional	—	3,641	—	3,641
JOHCM International Select Fund	Class I	101,798,585	2,657,530	(79,432,812)	25,023,303
JOHCM International Select Fund	Class II	4,499,344	324,105	(2,001,530)	2,821,919
JOHCM International Small Cap Equity Fund	Class I	771,931	218,052	(1,945,888)	(955,905)
JOHCM International Small Cap Equity Fund	Class II	51,782	8,319	(27,227)	32,874
JOHCM International Small Cap Equtiy Fund	Institutional	5,581,996	937,820	(7,259,190)	(739,374)
JOHCM US Small Mid Cap Equity Fund	Class I	—	208	—	208
JOHCM US Small Mid Cap Equity Fund	Institutional	—	103,522	—	103,522

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Transactions in dollars for common stock for the year ended September 30, 2018, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestment of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Asia Ex-Japan Equity Fund	Class I	$5,444,749	$420,239	$(4,389,606)	$1,475,382
JOHCM Asia Ex-Japan Equity Fund	Class II	9,968	11,467	(419,042)	(397,607)
JOHCM Asia Ex-Japan Equity Fund	Institutional	30,630,109	3,750,850	(114,055,457)	(79,674,498)
JOHCM Emerging Markets Opportunities Fund	Class I	51,821,372	2,101,128	(20,693,515)	33,228,985
JOHCM Emerging Markets Opportunities Fund	Class II	5,355,999	201,989	(2,762,492)	2,795,496
JOHCM Emerging Markets Opportunities Fund	Institutional	180,746,553	10,756,400	(52,964,492)	138,538,461
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	896,729	26,387	(207,343)	715,773
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	19,061,983	832,771	—	19,894,754
JOHCM Global Equity Fund	Class I	45,126,238	930,026	(99,521,089)	(53,464,825)
JOHCM Global Equity Fund	Institutional	88,242,985	1,048,277	(74,088,081)	15,203,181
JOHCM Global Income Builder Fund	Class I	5,547,355	130,817	(5,382)	5,672,790
JOHCM Global Income Builder Fund	Institutional	29,215,400	634,042	(898,962)	28,950,480
JOHCM International Opportunities Fund	Institutional	—	113,667	—	113,667
JOHCM International Select Fund	Class I	2,001,014,009	55,143,461	(1,020,155,918)	1,036,001,552
JOHCM International Select Fund	Class II	287,188,809	3,202,165	(166,637,576)	123,753,398
JOHCM International Small Cap Equity Fund	Class I	8,694,041	902,611	(28,191,547)	(18,594,895)
JOHCM International Small Cap Equity Fund	Class II	813,845	15,792	(615,502)	214,135
JOHCM International Small Cap Equity Fund	Institutional	71,736,080	2,233,849	(21,194,950)	52,774,979
JOHCM US Small Mid Cap Equity Fund	Class I	10	720	(7,761)	(7,031)
JOHCM US Small Mid Cap Equity Fund	Institutional	—	361,421	—	361,421

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Transactions in shares for common stock for the year ended September 30, 2018, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Asia Ex-Japan Equity Fund	Class I	440,483	33,619	(360,118)	113,984
JOHCM Asia Ex-Japan Equity Fund	Class II	787	921	(31,360)	(29,652)
JOHCM Asia Ex-Japan Equity Fund	Institutional	2,471,367	300,308	(9,537,660)	(6,765,985)
JOHCM Emerging Markets Opportunities Fund	Class I	4,287,804	174,512	(1,701,043)	2,761,273
JOHCM Emerging Markets Opportunities Fund	Class II	445,689	16,776	(230,994)	231,471
JOHCM Emerging Markets Opportunities Fund	Institutional	15,091,635	891,907	(4,454,535)	11,529,007
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	66,015	2,008	(15,310)	52,713
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1,438,830	63,328	—	1,502,158
JOHCM Global Equity Fund	Class I	2,796,340	58,974	(5,950,160)	(3,094,846)
JOHCM Global Equity Fund	Institutional	5,244,458	66,389	(4,327,017)	983,830
JOHCM Global Income Builder Fund	Class I	555,075	13,309	(549)	567,835
JOHCM Global Income Builder Fund	Institutional	2,931,264	64,520	(92,296)	2,903,488
JOHCM International Opportunities Fund	Institutional	—	10,877	—	10,877
JOHCM International Select Fund	Class I	85,832,822	2,469,478	(43,677,562)	44,624,738
JOHCM International Select Fund	Class II	12,179,205	143,081	(7,283,420)	5,038,866
JOHCM International Small Cap Equity Fund	Class I	661,962	70,133	(2,072,309)	(1,340,214)
JOHCM International Small Cap Equity Fund	Class II	61,895	1,219	(46,425)	16,689
JOHCM International Small Cap Equity Fund	Institutional	5,412,847	173,705	(1,581,233)	4,005,319
JOHCM US Small Mid Cap Equity Fund	Class I	1	58	(624)	(565)
JOHCM US Small Mid Cap Equity Fund	Institutional	—	28,983	—	28,983

H.     Concentration of Ownership

A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.

In addition, as of September 30, 2019, the Adviser or Adviser affiliates held outstanding shares of the Funds as follows:

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September 30, 2019

Fund	Class	% Ownership
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	3.3
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	99.6
JOHCM Global Income Builder Fund	Class II	1.3
JOHCM International Opportunities Fund	Institutional	100.0
JOHCM US Small Mid Cap Equity Fund	Class I	99.8
JOHCM US Small Mid Cap Equity Fund	Institutional	100.0

I.     Subsequent Events

On September 27, 2019 the Board of Trustees of the Trust approved the liquidation of the JOHCM US Small Mid Cap Equity Fund. Such liquidation took place on October 11, 2019.

85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM Global Income Builder Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM Global Income Builder Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (nine of the funds constituting Advisers Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019 (or for JOHCM Global Income Builder Fund, for the year ended September 30, 2019 and the period November 29, 2017 (commencement of operations) through September 30, 2018), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 (or for JOHCM Global Income Builder Fund, for the year ended September 30, 2019 and the period November 29, 2017 (commencement of operations) through September 30, 2018) and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, IL

November 22, 2019

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T:(312) 298 2000 , F:(312) 298 2001, www.pwc.com/us

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ADDITIONAL INFORMATION

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A.     Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2019 and held for the entire period through September 30, 2019.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	*Expenses Paid 4/1/19–9/30/19
JOHCM Asia Ex-Japan Equity Fund	Class I	0.90%	$1,000.00	$1,011.30	$4.53
JOHCM Asia Ex-Japan Equity Fund	Class II	1.05%	1,000.00	1,011.30	5.27
JOHCM Asia Ex-Japan Equity Fund	Institutional	0.80%	1,000.00	1,012.40	4.04
JOHCM Emerging Markets Opportunities Fund	Class I	1.33%	1,000.00	966.70	6.55
JOHCM Emerging Markets Opportunities Fund	Class II	1.48%	1,000.00	965.80	7.30
JOHCM Emerging Markets Opportunities Fund	Institutional	1.23%	1,000.00	967.70	6.09
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.64%	1,000.00	981.40	8.15
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1.54%	1,000.00	982.30	7.65
JOHCM Global Equity Fund	Class I	1.15%	1,000.00	1,025.00	5.86
JOHCM Global Equity Fund	Institutional	1.06%	1,000.00	1,025.60	5.36
JOHCM Global Income Builder Fund	Class I	0.98%	1,000.00	1,050.80	5.04
JOHCM Global Income Builder Fund	Class II**	1.13%	1,000.00	1,007.50	2.86
JOHCM Global Income Builder Fund	Institutional	0.88%	1,000.00	1,051.30	4.54
JOHCM International Opportunities Fund	Institutional	0.89%	1,000.00	1,022.10	4.51
JOHCM International Select Fund	Class I	0.99%	1,000.00	985.10	4.94
JOHCM International Select Fund	Class II	1.24%	1,000.00	983.80	6.18

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Fund	Class	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	*Expenses Paid 4/1/19–9/30/19
JOHCM International Small Cap Equity Fund	Class I	1.37%	1,000.00	994.60	6.86
JOHCM International Small Cap Equity Fund	Class II	1.52%	1,000.00	993.70	7.62
JOHCM International Small Cap Equity Fund	Institutional	1.27%	1,000.00	995.50	6.37
JOHCM US Small Mid Cap Equity Fund	Class I	1.09%	1,000.00	1,023.70	5.53
JOHCM US Small Mid Cap Equity Fund	Institutional	0.99%	1,000.00	1,024.50	5.02

* Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

** Expenses paid are based on the period of actual operations from June 28, 2019 to September 30, 2019.

Hypothetical Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	*Expenses Paid 4/1/19–9/30/19
JOHCM Asia Ex-Japan Equity Fund	Class I	0.90%	$1,000.00	$1,020.56	$4.55
JOHCM Asia Ex-Japan Equity Fund	Class II	1.05%	1,000.00	1,019.82	5.30
JOHCM Asia Ex-Japan Equity Fund	Institutional	0.80%	1,000.00	1,021.05	4.06
JOHCM Emerging Markets Opportunities Fund	Class I	1.33%	1,000.00	1,018.41	6.72
JOHCM Emerging Markets Opportunities Fund	Class II	1.48%	1,000.00	1,017.64	7.50
JOHCM Emerging Markets Opportunities Fund	Institutional	1.23%	1,000.00	1,018.88	6.25
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.64%	1,000.00	1,016.85	8.29
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1.54%	1,000.00	1,017.35	7.79
JOHCM Global Equity Fund	Class I	1.15%	1,000.00	1,019.28	5.85
JOHCM Global Equity Fund	Institutional	1.06%	1,000.00	1,019.78	5.34
JOHCM Global Income Builder Fund	Class I	0.98%	1,000.00	1,020.16	4.96
JOHCM Global Income Builder Fund	Class II	1.13%	1,000.00	1,019.40	5.72
JOHCM Global Income Builder Fund	Institutional	0.88%	1,000.00	1,020.64	4.47
JOHCM International Opportunities Fund	Institutional	0.89%	1,000.00	1,020.61	4.51
JOHCM International Select Fund	Class I	0.99%	1,000.00	1,020.09	5.02
JOHCM International Select Fund	Class II	1.24%	1,000.00	1,018.84	6.29
JOHCM International Small Cap Equity Fund	Class I	1.37%	1,000.00	1,018.19	6.94
JOHCM International Small Cap Equity Fund	Class II	1.52%	1,000.00	1,017.42	7.71

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ADDITIONAL INFORMATION

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Fund	Class	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	*Expenses Paid 4/1/19–9/30/19
JOHCM International Small Cap Equity Fund	Institutional	1.27%	1,000.00	1,018.69	6.44
JOHCM US Small Mid Cap Equity Fund	Class I	1.09%	1,000.00	1,019.61	5.52
JOHCM US Small Mid Cap Equity Fund	Institutional	0.99%	1,000.00	1,020.10	5.01

*

Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.    Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2019 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2019:

Fund	QDI Percentage

JOHCM Asia Ex-Japan Equity Fund	100.00%
JOHCM Emerging Markets Opportunities Fund	54.58%
JOHCM Emerging Markets Small Mid Cap Equity Fund	100.00%
JOHCM Global Equity Fund	100.00%
JOHCM Global Income Builder Fund	45.83%
JOHCM International Opportunities Fund	94.98%
JOHCM International Select Fund	100.00%
JOHCM International Small Cap Equity Fund	53.50%
JOHCM US Small Mid Cap Equity Fund	27.26%

C.    Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage

JOHCM Emerging Markets Small Mid Cap Equity Fund	0.01%
JOHCM Global Equity Fund	42.62%
JOHCM Global Income Builder Fund	11.48%
JOHCM International Opportunities Fund	2.30%

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D.     Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
JOHCM Asia Ex-Japan Equity Fund	$0.0195	$0.1747
JOHCM Emerging Markets Opportunities Fund	$0.0234	$0.4406
JOHCM Emerging Markets Small Mid Cap Equity Fund	$0.0224	$0.0693
JOHCM International Opportunities Fund	$0.0254	$0.2485
JOHCM International Select Fund	$0.0355	$0.2993
JOHCM International Small Cap Equity Fund	$0.0305	$0.1831

E.    Board Approval of Investment Advisory and Sub-Advisory Agreements

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Agreement between Trust and J O Hambro Capital Management Limited (the “Adviser”) with respect to the JOHCM Asia Ex-Japan Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, the JOHCM International Select, the JOHCM International Small Cap Equity Fund, and the JOHCM US Small Mid Cap Equity Fund (the “Funds”) and the Amended and Restated Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser with respect to the JOHCM US Small Mid Cap Equity Fund, the JOHCM Global Income Builder Fund, and the JOHCM International Small Cap Equity Fund (the “JOHCM Sub-Advised Funds”) be approved by a majority of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement and Investment Sub-Advisory Agreement (collectively the “Agreements”) to determine whether the Agreements are fair to the Funds and their shareholders. The Board considered and approved the Agreements for the Funds at an in-person meeting held on September 11, 2019.

The Board requested, and the Adviser and Sub-Adviser, as applicable, provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser to the Funds; (ii) the investment performance of the Funds, the Adviser, and the Sub-Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser and Sub-Adviser from their respective relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of the Funds’ shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser and Sub-Adviser. The Board considered the terms of the Agreement and Investment Sub-Advisory Agreement, information and reports provided by the Adviser and Sub-Adviser on their business, personnel and operations, and advisory services provided to the Funds. The Board noted that the Sub-Adviser was a wholly owned subsidiary of the Adviser. The Board reviewed the Adviser’s and Sub-Adviser’s investment philosophy and portfolio construction processes, the Adviser’s and Sub-Adviser’s compliance program, pending material litigation (if any), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser and Sub-Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and Investment Sub-Advisory Agreement and that there had been no material compliance issues in the past 36 months with respect to the Funds or any other fund managed by the Adviser or Sub-Adviser. The Board then considered key risks associated with the Funds and ways in which those risks are mitigated. Taking into account the personnel involved in servicing the Fund as well as the materials provided by the Adviser and Sub-Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser and Sub-Adviser.

The Board reviewed the investment performance for each of the Funds and examined the selected peer groups and benchmarks for the Funds. The Board reviewed each Fund’s performance compared to its peer selection for one to ten year periods through June 30, 2019, as applicable. The Board also reviewed the performance of other funds advised by the Adviser or Sub-Adviser with similar investment

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mandates for one-month, three-month, one-year, three-year, five-year, and since inception periods through June 30, 2019. After considering the information presented to it, the Board expressed satisfaction with the performance of most of the Funds, the Adviser, and the Sub-Adviser. Where a Fund underperformed against its benchmark, the Board discussed the reasons for the underperformance with the Adviser and Sub-Adviser and was generally satisfied with the explanation of the performance with respect to each Fund’s respective mandate.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Funds and the total operating expenses of each Fund. The Board noted that the Adviser received a management fee of ranging from 0.67% to 1.30% of average daily net assets of each JOHCM Fund. The Board then noted that the Sub-Adviser received a management fee ranging from 0.67% to 1.05% of average daily net assets of each JOHCM Sub-Advised Fund. The Board reviewed the investment advisory fees paid by the Funds in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fees were competitive. The Board then reviewed the sub-advisory fees paid to the Sub-Adviser and determined them to be fair and commensurate with the services that the Sub-Adviser provided to the JOHCM Sub-Advised Funds.

The Board then considered the expense caps in place for the Funds noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses. After considering the comparative data provided by the Adviser and Sub-Adviser, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board considered the profitability of the Adviser’s relationship with the Funds and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Funds’ relationship to the Adviser’s business strategy. The Board examined the Funds’ profit margins and the Adviser’s overall profitability. The Board again took into account that the Sub-Adviser was a wholly owned subsidiary of the Adviser. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Funds, the Board considered the marketing and distribution plans for the Funds, the Funds’ capacity, and their breakeven points. The Board noted that other than the investment advisory fees, the Adviser and Sub-Adviser derived no other fees or monetary benefits from the Funds.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

F.    Board Approval of Liquidity Risk Management Program

The Trust and the Adviser have each adopted a liquidity risk management program, the effectiveness of which will be reviewed annually and the results disclosed in the Funds’ shareholder report.

G.    Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-260-9549 (toll free) or 312-557-5913. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the U.S. Securities and Exchange Commission’s (The “SEC”) website at www.sec.gov.

Beginning with the quarter ended June 30, 2019 the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov.

Previously, the Funds filed their complete scheduled of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov.

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H.     Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present Chairperson, Diamond Hill Funds 2014 to present.	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	13	—
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	13	Boston Trust & Walden Funds and Coventry Funds Trust

[1]  The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present	13	PAF Transportation
Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	13	None

92

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2019 to present	Director, Foreside Fund Services, LLC (formerly Foreside Compliance Services, LLC) (financial services) (2016 to present); Director, Beacon Hill Fund Services, LLC (April 2008 to July 2016).	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/ March 2018 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messrs. Houlihan and Jones and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-260-9549.

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JOHCM Funds

(Series of the Advisers Investment Trust)

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Funds recognizes and respects the privacy concerns and expectations of our customers1. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s account(s); and

•	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Funds may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Funds also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

[1]	For purposes of this notice, the term “customer” or “customers” include individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

Investment Adviser

JO Hambro Capital Management Limited

Level 3

1 St Jame’s Market

London, SW1Y 4AH

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2019

Beginning on January 28, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling toll-free 800-245-0371 or 312-557-0164. If you own your shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by calling toll-free 800-245-0371 or 312-557-0164 or by contacting your financial intermediary.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2019

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SHAREHOLDER LETTER

September 30, 2019

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2019 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2019.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan
President
Advisers Investment Trust

1

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

River Canyon Total Return Bond Fund

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2019

Average Annual Total Returns as of September 30, 2019

	One Year Return	3 Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
River Canyon Total Return Bond Fund – Institutional Shares	10.16%	7.17%	6.53%	2.49%	0.71%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	2.92%	3.19%	-	-

Allocation Breakdown as of September 30, 2019
Non-Agency MBS	30%
Agency MBS Passthrough	18%
CLO 2.0	18%
US Government	9%
Non – US Government	8%
Agency CMO	7%
Agency MBS ARM	3%
Cash	7%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Inception date of the Fund is December 30, 2014.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2020.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 800-245-0371 or 312-557-0164.

The Fund’s benchmark for performance comparison purposes is the Bloomberg Barclays U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Market Commentary (for Fiscal year ending September 30, 2019)

The fiscal year began poorly for risk assets. The Federal Reserve (“Fed”) hiked rates for the 4th time, markets erased year-to-date gains during the quarter and T-Bills ended calendar 2018 as the top performing asset class with a 1.9% return. A sharp snapback rally in early 2019 reversed the 4th quarter drawdown and the remainder of the fiscal year continued to experience substantial positive US equity and bond market performance. The positive sentiment to start 2019 was partly driven by the Fed’s pivot from “autopilot” to a more patient, data-dependent policy roadmap. The rate market’s Fed Fund rate expectations reversed from anticipating rate hikes to pricing in a rate cut in 2019. The Fed followed through on its rhetoric and in August cut interest rates by 25bps, marking their first rate cut since 2008. US Treasury rates across the yield curve moved significantly lower throughout the fiscal year as inflation figures were disappointing and the ongoing trade war weighed on business sentiment. Over the course of the fiscal year, the 10-year treasury yield fell from 3.05% to 1.68%, hitting a low of 1.46% in mid-August, while the 30 year Treasury yield fell from 3.18% to 2.12%, briefly dipping below 2% in August.

Throughout the fiscal year there were many headlines, but little action on the US-China trade front, as talks for the most part remained in a stalemate. US economic growth slowed from 3.5% at the beginning of the year to an estimated growth rate of 1.9% at fiscal year-end. Inflation expectations were well contained with many central banks undershooting inflation targets. Breakeven inflation, the difference between nominal 10-year treasury yields and 10-year inflation linked bond yields, fell from 2.14% to 1.53%. Despite slowing corporate earnings, the equity and bond markets benefited substantially from falling interest rates, low unemployment, and a global search for yield.

Fund Insights

The Fund maintained a bias towards higher quality liquid structured credit securities throughout the fiscal year, anchored by the allocation Agency mortgage-backed securities (“MBS”). The Fund also benefited from holdings in non-agency residential mortgage-backed securities (“RMBS”). The duration exposure and income generation were also material positive performance drivers. Security selection in the RMBS portion of the portfolio minimized the mark-to-market impact of the significant pick up in mortgage refinancing activity. Agency Mortgage Derivative positions contributed positively to returns by benefiting from falling interest rates.

Looking Forward

We continue to manage the portfolio with a focus on delivering strong relative and absolute returns across a variety of

3

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2019 (Unaudited)

interest rate and economic environments, while managing prepayment, duration, and credit risks. As the Fund’s AUM has grown, the portfolio holdings continue to diversify into structured credit sectors. The Fund ended the year with an average credit rating of A+ and 50% of the portfolio allocated to floating rate debt securities. We believe that the Fund’s strong fiscal year performance should maintain momentum in the growth of the Fund into its five-year anniversary at the end of 2019. Our investment philosophy and process remain unchanged and we continue to believe that our security level credit analysis, size and experience in the structured product markets position us favorably in managing the Fund.

Disclaimer

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, prepayment risk, duration, risk and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Principal Amount	Value

MORTGAGE-BACKED SECURITIES	75.5%
PRIVATE(a)	47.5%
Home Equity	47.5%
Argent Securities Trust Series 2006-M2
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor)(b) 2.26%, 09/25/36		$1,165,630	$570,764
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor)(b) 2.48%, 01/25/36		3,609,757	2,832,904
Bella Vista Mortgage Trust Series 2004-1
(Floating, ICE LIBOR USD 1M + 0.70%, 0.35% Floor, 11.25% Cap)(b) 2.74%, 11/20/34		384,847	393,398
Carbone CLO Ltd.
(Floating, ICE LIBOR USD 3M + 1.14%)(b)(c) 3.42%, 01/20/31		3,000,000	2,987,385
Chase Funding Trust Series 2003-3
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor)(b) 2.56%, 04/25/33		280,355	270,366
Chase Funding Trust Series 2004-2
(Floating, ICE LIBOR USD 1M + 0.50%, 0.25% Floor)(b) 2.52%, 02/26/35		1,531,944	1,474,977
Countrywide Asset-Backed Certificates Series 2006-22
(Floating, ICE LIBOR USD 1M + 0.23%, 0.23% Floor)(b) 2.25%, 05/25/47		3,585,938	915,466
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB4
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor)(b)(d) 2.20%, 04/25/37		5,600,000	2,748,798
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-2
6.00%, 03/25/35		353,086	332,150
CWHEQ Home Equity Loan Trust Series 2006-S2
5.84%, 07/25/27		85,896	252,664
Dryden 53 CLO Ltd.
(Floating, ICE LIBOR USD 3M + 1.12%)(b)(c) 3.42%, 01/15/31		3,000,000	2,988,420
GE-WMC Asset-Backed Pass Through Certificates Series 2005-1
(Floating, ICE LIBOR USD 1M + 0.69%, 0.46% Floor)(b) 2.71%, 10/25/35		320,324	271,192
Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2007-A
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor)(b)(d) 2.47%, 04/25/37		10,000,000	2,999,788
Home Equity Mortgage Trust Series 2005-3
(Floating, ICE LIBOR USD 1M + 1.08%, 0.72% Floor)(b) 3.10%, 11/25/35		392,589	390,066
JP Morgan Mortgage Acquisition Corp. Series 2006-FRE2
(Floating, ICE LIBOR USD 1M + 0.37%, 0.37% Floor)(b) 2.39%, 02/25/36		4,572,606	1,585,204
JP Morgan Mortgage Acquisition Trust Series 2007-CH1(d)(e)
4.89%, 11/25/36		397,771	282,261
JP Morgan Resecuritization Trust Series 2009-7(c)(f)(g)
7.00%, 09/27/37		9,767,889	6,703,619

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Principal Amount	Value

LCM XXV Ltd.
(Floating, ICE LIBOR USD 3M + 1.21%)(b)(c) 3.49%, 07/20/30		$3,000,000	$2,999,243
Lehman Mortgage Trust Series 2008-4
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor, 7.00% Cap)(b) 2.40%, 01/25/37		617,662	252,607
Merrill Lynch Mortgage Investors Trust Series 2005-A6
(Floating, ICE LIBOR USD 1M + 0.65%, 0.65% Floor)(b) 2.67%, 08/25/35		1,487,930	1,183,477
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor)(b) 2.28%, 07/25/37		4,075,948	2,300,463
Morgan Stanley ABS Capital I, Inc. Series 2002-HE3
(Floating, ICE LIBOR USD 1M + 1.08%, 0.54% Floor)(b) 3.10%, 03/25/33		49,094	46,460
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE9
(Floating, ICE LIBOR USD 1M + 0.89%, 0.59% Floor)(b) 2.90%, 11/25/34		1,952,999	1,928,831
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1(e)
5.82%, 03/25/47		977,364	1,031,419
Residential Asset Securitization Trust 2006-A6
(Floating, 5.90% - ICE LIBOR USD 1M, 5.90% Cap)(b)(h) 3.88%, 07/25/36		12,274,601	2,477,874
TBW Mortgage-Backed Trust Series 2006-5(d)
6.20%, 11/25/36		9,215,000	2,574,189
Venture CDO Ltd.
(Floating, ICE LIBOR USD 3M + 1.27%)(b)(c) 3.55%, 10/21/29		3,000,000	2,986,723
Venture XXVII CLO Ltd. Series 2017-27A
(Floating, ICE LIBOR USD 3M + 1.30%)(b)(c) 3.58%, 07/20/30		3,145,000	3,140,797
Vibrant CLO VI Ltd.
(Floating, ICE LIBOR USD 3M + 1.24%)(b)(c) 3.40%, 06/20/29		3,000,000	2,996,281
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap)(b) 2.37%, 01/25/45		199,893	198,343
Wellfleet CLO Ltd. Series 2016-2
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor)(b)(c) 3.42%, 10/20/28		2,650,000	2,649,581

			54,765,710

U.S. GOVERNMENT AGENCIES	28.0%
Fannie Mae Pool
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 7.99% Cap)(b) 2.99%, 03/01/48		809,110	822,838
Fannie Mae Pool
(Floating, ICE LIBOR USD 1Y + 1.60%, 1.60% Floor, 8.04% Cap)(b) 3.04%, 07/01/48		697,733	709,580
Fannie Mae TBA
3.00%, 10/19/49		10,000,000	10,150,000

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Principal Amount	Value

Fannie Mae TBA
3.50%, 10/19/49		$10,000,000	$10,257,031
Freddie Mac Non Gold Pool
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 7.90% Cap)(b) 2.89%, 09/01/47		704,291	715,143
Freddie Mac Non Gold Pool
(Floating, ICE LIBOR USD 1Y + 1.64%, 1.64% Floor, 8.06% Cap)(b) 3.06%, 06/01/48		822,381	835,113
Freddie Mac Non Gold Pool
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 9.24% Cap)(b) 3.24%, 07/01/48		803,866	820,558
Government National Mortgage Association Series 2016-116(h)
3.50%, 11/20/44		18,102,827	2,151,869
Government National Mortgage Association Series 2016-60(h)
3.50%, 05/20/46		7,893,300	1,217,040
Government National Mortgage Association Series 2017-117
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap)(b)(h) 4.16%, 08/20/47		5,396,670	1,142,301
Government National Mortgage Association Series 2017-68
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap)(b)(h) 4.11%, 05/20/47		16,704,910	3,427,323

			32,248,796

TOTAL MORTGAGE-BACKED SECURITIES (Cost $84,847,152)			87,014,506

MUNICIPAL BONDS	8.3%
GDB Debt Recovery Authority of Commonwealth Puerto Rico Taxable Revenue Bond
7.50%, 08/20/40		5,275,465	4,075,297
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Capital Appreciation Restructured Series
0.00%, 07/01/51		28,509,000	5,526,184

TOTAL MUNICIPAL BONDS (Cost $8,523,505)			9,601,481

U.S. GOVERNMENT OBLIGATIONS	8.7%
U.S. Treasury Bill(i)
1.78%, 10/29/19		10,000,000	9,985,475

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $9,985,833)			9,985,475

See Notes to Financial Statements.

7

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS(a)	36.2%
Northern Institutional Treasury Portfolio (Premier Class)
1.88%(j)		41,634,002	$41,634,002

TOTAL SHORT-TERM INVESTMENTS (Cost $41,634,002)			41,634,002

TOTAL INVESTMENTS (Cost $144,990,492)	128.7%		148,235,464
NET OTHER ASSETS (LIABILITIES)	(28.7%)		(33,049,119)

NET ASSETS	100.0%		$115,186,345

(a)All or a portion of this security is designated as collateral for the TBA security at September 30, 2019.

(b)Floating rate security. The rate presented is the rate in effect at September 30, 2019, and the related index and spread are shown parenthetically for each security.

(c)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(d)Non-income or partial income producing security.

(e)The interest rate on this certificate may increase 0.50% per annum after the first possible optional termination date.

(f)Variable rate security. Rate as of September 30, 2019 is disclosed.

(g)Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(h)Interest only security

(i)Discount rate at the time of purchase.

(j)7-day current yield as of September 30, 2019 is disclosed.

Abbreviations:

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

TBA – To be announced

See Notes to Financial Statements.

8

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2019

River Canyon Total Return Bond Fund

Assets:
Investments, at value (Cost: $144,990,492)	$148,235,464
Receivable for interest	446,097
Receivable for dividends	68,606
Receivable for investments sold	51,343,540
Receivable for capital shares sold	40,500
Prepaid expenses	3,504

Total Assets	200,137,711
Liabilities:
Securities purchased payable	84,574,349
Capital shares redeemed payable	169,268
Collateral due to broker	40,000
Investment advisory fees payable	22,378
Accounting and Administration fees payable	62,501
Regulatory and Compliance fees payable	20,496
Trustee fees payable	600
Accrued expenses and other payables	61,774

Total Liabilities	84,951,366

Net Assets	$115,186,345

Institutional Shares:
Net assets	$115,186,345
Shares of common stock outstanding	10,307,726

Net asset value per share	$11.17

Net Assets:
Paid in capital	$110,097,243
Distributable earnings (loss)	5,089,102

Net Assets	$115,186,345

See Notes to Financial Statements.

9

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2019

River Canyon Total Return Bond Fund

Investment Income:
Dividend income	$428,410
Interest income	1,376,284

Total investment income	1,804,694

Operating expenses:
Investment advisory	360,967
Accounting and Administration	123,279
Regulatory and Compliance	131,250
Trustees	51,299
Legal	42,837
Other	115,001

Total expenses before reductions	824,633
Expenses reduced by Service Providers	(463,665)

Net expenses	360,968

Net investment income	1,443,726

Realized and Unrealized Gains from Investment Activities:
Net realized gains from investment transactions	1,953,013
Change in unrealized appreciation (depreciation) on investments	1,890,037

Net realized and unrealized gains from investment activities	3,843,050

Change in Net Assets Resulting from Operations	$5,286,776

See Notes to Financial Statements.

10

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2019 and 2018

	River Canyon
	Total Return Bond Fund

	2019(a)	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$1,443,726	$1,197,076
Net realized gains (losses) from investment transactions	1,953,013	120,535
Change in unrealized appreciation (depreciation) on investments	1,890,037	(11,474)

Change in net assets resulting from operations	5,286,776	1,306,137

Dividends paid to shareholders:
From distributable earnings	(1,539,441)	—
From net investment income	—	(1,168,077)

Total dividends paid to shareholders	(1,539,441)	(1,168,077)

Capital Transactions:
Proceeds from sale of shares	91,985,857	1,331,414
Value of shares issued to shareholders in reinvestment of dividends	1,249,510	1,168,077
Value of shares redeemed	(8,074,617)	(4,994,659)

Change in net assets from capital transactions	85,160,750	(2,495,168)

Change in net assets	88,908,085	(2,357,108)
Net assets:
Beginning of year	26,278,260	28,635,368

End of year	$115,186,345	$26,278,260

Share Transactions:
Sold	8,400,510	128,585
Reinvested	115,344	112,996
Redeemed	(731,990)	(483,416)

Change	7,783,864	(241,835)

(a)	The Fund adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in the Notes to these Financial Statements.

See Notes to Financial Statements.

11

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	River Canyon Total Return Bond Fund

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015(a)

Net asset value, beginning of period	$10.41	$10.35	$10.23	$10.04	$10.00

Income (loss) from operations:
Net investment income	0.24	0.46	0.38	0.29	0.32
Net realized and unrealized gains from investments	0.79	0.05	0.25	0.16	0.17

Total from investment operations	1.03	0.51	0.63	0.45	0.49

Less distributions paid:
From net investment income	(0.27)	(0.45)	(0.39)	(0.26)	(0.36)
From net realized gains on investments	—	—	(0.12)	—	—
Tax return of capital	—	—	—	—	(0.09)

Total distributions paid	(0.27)	(0.45)	(0.51)	(0.26)	(0.45)

Change in net asset value	0.76	0.06	0.12	0.19	0.04

Net asset value, end of period	$11.17	$10.41	$10.35	$10.23	$10.04

Total return(b)	10.16%	5.00%	6.41%	4.55%	4.97%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$115,186	$26,278	$28,635	$26,898	$25,708
Ratio of net expenses to average net assets(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(c)	2.60%	4.39%	3.81%	2.90%	4.18%
Ratio of gross expenses to average net assets(c), (d)	1.48%	2.43%	1.98%	1.81%	1.81%
Portfolio turnover rate(b)	30.46%	46.78%	47.85%	18.57%	41.03%

(a)	For the period from December 30, 2014, commencement of operations, to September 30, 2015.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “Fund”) is a series of the Trust, and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). During that time, investments in the Fund were made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015, the Fund became publicly available for investment.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund. The investment objective of the Fund is to seek to maximize total return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Fund is calculated.

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2019 in valuing the Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

River Canyon Total Return Bond Fund
Mortgage-Backed Securities	$—	$87,014,506	$—	$87,014,506
Municipal Bonds	—	9,601,481	—	9,601,481
U.S. Government Obligations	—	9,985,475	—	9,985,475
Short-Term Investments	41,634,002	—	—	41,634,002

Total Investments	$41,634,002	$106,601,462	$—	$148,235,464

As of September 30, 2019, there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2019.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Prior to July 2019, the income dividends were made on a quarterly basis.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2019, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns for the tax years ended September 30, 2016, 2017 and 2018 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

In August 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation

15

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

of the total, rather than components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

B.	Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser” or “River Canyon”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Investment Advisory Agreement (the “Agreement”) with the Adviser, the Fund paid the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.65% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations. For the year ended September 30, 2019, Northern Trust voluntarily waived expenses of $12,534.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual asset-based fee, a basis-point fee based on the Fund’s daily net assets, subject to an overall annual minimum fee of $125,000, effective January 1, 2019 for these services, and reimburses for certain expenses incurred on behalf of the Fund. Prior to January 1, 2019 the Fund was subject to an overall minimum fee of $150,000. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2019, the aggregate Trustee compensation paid by the Trust was $360,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, expenses on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund until January 28, 2020. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage costs, interest, taxes, dividends, expenses on short positions, litigation and indemnification expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

16

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

For the year ended September 30, 2019, the Fund incurred advisory fees payable to River Canyon, expense waivers/reimbursements from River Canyon, and paid expense recoupments to River Canyon as follows:

Fund	Advisory Fee to River Canyon	Expenses Reduced by River Canyon	Advisory Fees Recouped by River Canyon
River Canyon Total Return Bond Fund	$360,967	$451,131	$—

The balances of recoverable expenses to River Canyon by the Fund at September 30, 2019 were as follows:

For the:	Expiring	River Canyon Total Return Bond Fund
Year ended September 30, 2017	September 30, 2020	$365,211
Year ended September 30, 2018	September 30, 2021	472,932
Year ended September 30, 2019	September 30, 2022	451,131

Balance of Recoverable Expenses to the Adviser		$1,289,274

During the year ended September 30, 2019, the Fund engaged in security purchases totaling approximately $9.2 million with another fund that is managed by an affiliate of the Fund’s Adviser. These transactions complied with Rule 17a-7 under the 1940 Act.

C.	Investment Transactions

For the year ended September 30, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$ 66,020,917	$10,113,017

D.	Federal Income Tax

As of September 30, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
River Canyon Total Return Bond Fund	$145,052,080	$4,059,347	$(875,963)	$3,183,384

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2019 and September 30, 2018 for the Fund was as follows:

	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2019	$1,539,441	$—	$1,539,441	$—	$1,539,441
2018	1,168,077	—	1,168,077	—	1,168,077

As of the tax year ended September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
River Canyon Total Return Bond Fund	$471,138	$1,434,580	$1,905,718	$ —	$ —	$3,183,384	$5,089,102

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

E.	Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

As of September 30, 2019, approximately 24% of the shares issued by the Fund were owned by the Adviser or Adviser-related shareholders.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period December 30, 2014 (commencement of operations) through September 30, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Trust as of September 30, 2019, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 30, 2014 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 22, 2019

We have served as the auditor of one or more River Canyon Fund Management LLC investment companies since 2015.

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

A.	Security Allocation as of September 30, 2019

Market Exposure
Fixed Income Securities	% of Net Assets
Home Equity	47.5%
U.S. Government Agencies	28.0
U.S. Government Obligations	8.7
Municipal Bonds	8.3
Total	92.5%

Largest Fixed Income Security Positions
Issuer	% of Net Assets
Fannie Mae TBA
Maturity Date 3/1/48	8.9%
Fannie Mae TBA
Maturity Date 7/1/48	8.8
U.S. Treasury Bill
Maturity Date 10/29/19	8.7
JP Morgan Resecuritization Trust Series 2009-7
Maturity Date 9/27/37	5.9
Puerto Rico Sales Tax Financing Corp.
Sales Tax Revenue Capital Appreciation Restructured Series
Maturity Date 7/1/51	4.8
Total	37.1%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2019 and held for the entire period through September 30, 2019.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	*Expenses Paid 4/1/19-9/30/19
Actual	0.65%	$1,000.00	$1,052.60	$3.34
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

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ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

C.	Board Approval of Liquidity Risk Management Program

The Trust and the Adviser have each adopted a liquidity risk management program, the effectiveness of which will be reviewed annually and the results disclosed in the Fund’s shareholder report.

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

E.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	13	None
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014	13	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

21

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	13	PAF Transportation
Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	13	None
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/August 2017 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.

				N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Director, Foreside Financial Group, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to present; Director, Beacon Hill Fund Services, LLC, April 2008 to July 2016.	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/March 2018 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present.	N/A	N/A

22

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/March 2018 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2014 to 2019.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messr. Houlihan and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

23

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River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
●	Account History, including information about the transactions and balances in a customer’s account(s); and
●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and
●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

Investment Adviser

River Canyon Fund Management LLC

2000 Avenue of the Stars, 11th Floor

Los Angeles, California, 90067

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

NTAM TREASURY ASSETS FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

September 30, 2019

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage	Principal
	of Net	Amount	Value
	Assets	(000s)	(000s)
U.S. TREASURY OBLIGATIONS	64.6%
U.S. Treasury Bills	25.9%
1.77%, 10/1/19(a)		$ 345,950	$345,950
1.78%, 10/1/19(a)		6,250	6,250
1.96%, 10/1/19(a)		50,300	50,300
1.97%, 10/31/19(a)		500,000	499,134
2.04%, 10/31/19(a)		508,000	507,121
2.34%, 11/21/19(a)		72,000	71,761
1.71%, 11/26/19(a)		154,000	153,553
2.24%, 12/5/19(a)		50,000	49,797
2.26%, 12/5/19(a)		100,000	99,594
2.14%, 12/12/19(a)		50,000	49,785
2.15%, 12/12/19(a)		35,000	34,850
2.16%, 12/12/19(a)		25,000	24,893
2.47%, 1/2/20(a)		90,000	89,431
2.07%, 1/9/20(a)		2,750	2,734
1.90%, 3/19/20(a)		51,000	50,545
1.82%, 8/13/20(a)		25,000	24,604
1.76%, 9/10/20(a)		25,000	24,583

			2,084,885

U.S. Treasury Bonds	1.9%
1.63%, 6/30/20		100,000	99,816
1.38%, 9/30/20		50,000	49,741

			149,557

U.S. Treasury Floating Rate Notes	17.6%
(Floating, U.S. Treasury 3M Bill MMY + 0.00%) 1.91%, 10/2/19(b)		200,000	199,982
(Floating, U.S. Treasury 3M Bill MMY + 0.03%) 1.95%, 10/2/19(b)		625,237	625,159
(Floating, U.S. Treasury 3M Bill MMY + 0.04%) 1.96%, 10/2/19(b)		50,000	49,996
(Floating, U.S. Treasury 3M Bill MMY + 0.05%) 1.96%, 10/2/19(b)		353,300	353,011
(Floating, U.S. Treasury 3M Bill MMY + 0.14%) 2.05%, 10/2/19(b)		60,000	59,933
(Floating, U.S. Treasury 3M Bill MMY + 0.22%) 2.13%, 10/2/19(b)		123,750	123,703

			1,411,784

U.S. Treasury Notes	19.2%
1.00%, 10/15/19		94,500	94,441
1.50%, 10/31/19		148,000	147,848
1.75%, 11/30/19		100,000	99,870
1.63%, 12/31/19		149,000	148,702
1.38%, 1/15/20		51,600	51,429
1.25%, 1/31/20		108,500	108,039
3.63%, 2/15/20		30,000	30,109
2.25%, 3/31/20		843	844
1.50%, 4/15/20		180,000	179,317
1.50%, 5/15/20		275,000	273,842
1.50%, 5/31/20		75,000	74,737
2.50%, 5/31/20		90,000	90,364

See Notes to Financial Statements.

1

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2019

	Percentage	Principal
	of Net	Amount	Value
	Assets	(000s)	(000s)

1.63%, 7/31/20		$35,000	$34,955
2.00%, 7/31/20		100,000	100,145
2.63%, 7/31/20		80,000	80,552
1.38%, 8/31/20		30,000	29,881

			1,545,075

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,191,301)			5,191,301

REPURCHASE AGREEMENTS	37.3%
Repurchase Agreements	37.3%
BNP Paribas S.A., dated 9/30/19, repurchase price $1,500,099, 2.35%, 10/1/19(c)		1,500,000	1,500,000
JPMorgan Securities LLC, dated 9/30/19, repurchase price $1,500,098, 2.35%, 10/1/19(d)		1,500,000	1,500,000

			3,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,000,000)			3,000,000

TOTAL INVESTMENTS (Cost $8,191,301)	101.9%		8,191,301
NET OTHER ASSETS (LIABILITIES)	(1.9%)		(153,706)

NET ASSETS	100.0%		$8,037,595

(a)	Discount rate at the time of purchase.
(b)

Variable rate security. Rate as of September 30, 2019 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(c)	The nature and terms of the collateral received for the repurchase agreements are as follows:

	Value	Coupon	Maturity
BNP Paribas S.A.	(000s)	Rates	Dates
U.S. Treasury Bills	$10,810	0.00%	1/30/20 — 2/27/20
U.S. Treasury Bonds	$299,876	0.00% - 4.50%	5/15/20 — 2/15/49
U.S. Treasury Notes	$1,220,093	0.38% - 2.75%	4/30/20 — 1/15/27
Total	$1,530,779

(d)	The nature and terms of the collateral received for the repurchase agreements are as follows:

	Value	Coupon	Maturity
JPMorgan Securities LLC	(000s)	Rates	Dates
U.S. Treasury Notes	$1,530,000	1.50% — 1.88%	12/31/20 — 8/31/24

At September 30, 2019 the asset allocations for the NTAM Treasury Assets Fund were:

Asset Allocation (Unaudited)	% of Net Assets
U.S. Treasury Bills	25.9%
U.S. Treasury Bonds	1.9
U.S. Treasury Floating Rate Notes	17.6
U.S. Treasury Notes	19.2
Repurchase Agreements	37.3

Total	101.9%

See Notes to Financial Statements.

2

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2019

Amounts in thousands	NTAM Treasury Assets Fund
Assets:
Investments, at value (Cost: $5,191,301)	$5,191,301
Repurchase agreements, cost equals fair value	3,000,000
Cash	1,485
Receivable for interest	13,348
Prepaid expenses	2

Total Assets	8,206,136
Liabilities:
Securities purchased payable	153,553
Distributions payable to shareholders	13,644
Investment advisory fees payable	642
Accounting and Administration fees payable	584
Regulatory and Compliance fees payable	63
Trustee fees payable	1
Accrued expenses and other payable	54

Total Liabilities	168,541

Net Assets	$8,037,595

Net assets	$8,037,595
Shares of common stock outstanding	8,037,407

Net asset value per share	$1.00

Net Assets:
Paid in capital	$8,037,353
Distrubutable earnings	242

Net Assets	$8,037,595

See Notes to Financial Statements.

3

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2019

Amounts in thousands	NTAM Treasury Assets Fund
Investment Income:
Interest income	$184,614
Operating expenses:
Investment advisory	8,636
Accounting and Administration	977
Regulatory and Compliance	371
Trustees	51
Other	122

Total expenses	10,157
Expenses reduced by Adviser	(2,246)

Net expenses	7,911

Net investment income	176,703

Realized Gains from Investment Activities:
Net realized gains from investment transactions	183

Net realized gains from investment activities	183

Change in Net Assets Resulting from Operations	$176,886

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the periods indicated

	NTAM Treasury Assets Fund
Amounts in thousands	September 30, 2019(a)	September 30, 2018(b)
Increase (decrease) in net assets:
Operations:
Net investment income	$176,703	$66,865
Net realized gains from investment transactions	183	156

Change in net assets resulting from operations	176,886	67,021

Dividends paid to shareholders:
From distributable earnings	(176,854)	—
From net investment income	—	(66,865)

Total dividends paid to shareholders	(176,854)	(66,865)

Capital Transactions:
Proceeds from sale of shares	888,750	8,441,864
Value of shares issued to shareholders in reinvestment of dividends	175,880	54,202
Value of shares redeemed	(956,789)	(566,500)

Change in net assets from capital transactions	107,841	7,929,566

Change in net assets	107,873	7,929,722
Net assets:
Beginning of year	7,929,722	—

End of year	$8,037,595	$7,929,722

Share Transactions
Sold	888,750	8,441,864
Reinvested	175,880	54,202
Redeemed	(956,789)	(566,500)

Change	107,841	7,929,566

(a)	The Fund adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated in the Notes to these Financial Statements.
(b)	For the period from April 4, 2018, commencement of operations, to September 30, 2018.

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	NTAM Treasury Assets Fund
	Year Ended September 30, 2019		Period Ended September 30, 2018(a)
Net asset value, beginning of period	$1.00		$1.00

Income (loss) from operations:
Net investment income	0.02		0.01
Net realized gains from investments(b)	—		—

Total from investment operations	0.02		0.01

Less distributions paid:
From net investment income	(0.02)		(0.01)
From net realized gains on investments	(—	)(b)	—

Total distributions paid	(0.02)		(0.01)

Change in net asset value	—		—

Net asset value, end of period	$1.00		$1.00

Total return(c)	2.28%		0.88%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$8,037,595		$7,929,722
Ratio of net expenses to average net assets(d)	0.10%		0.10%
Ratio of net investment income to average net assets(d)	2.25%		1.81%
Ratio of gross expenses to average net assets(d), (e)	0.13%		0.13%

(a)	For the period from April 4, 2018, commencement of operations, to September 30, 2018.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, The Trust was converted to a Delaware Statutory Trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The NTAM Treasury Assets Fund (the “Fund”) is a series of the Trust, and commenced operations on April 4, 2018. Shares of the Fund are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund may be made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Fund is a diversified fund. The investment objective of the Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Fund operates as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accruing or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. If amortized cost does not approximate fair value, such securities will be fair valued in good faith by the Fund’s Fair Value Committee in accordance with procedures established by and under the general supervision of the Trustees.

The following is a summary of the valuation inputs used as of September 30, 2019 in valuing the Fund’s investments based upon the three fair value levels as follows:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Amounts in thousands	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments held by the NTAM Treasury Assets Fund*	$—	$8,191,301	$—	$8,191,301

*	See additional categories in the Schedule of Investments.

7

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

As of September 30, 2019, there were no Level 1 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2019.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Fund to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited. The Fund has entered into such repurchase agreements at September 30, 2019, as reflected in the accompanying Schedule of Investments.

Amounts in thousands	Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liablities	Financial Instruments*	Net Amount
BNP Paribas S.A.	$1,500,000	$ (1,500,000)	$—
JPMorgan Securities LLC	$1,500,000	$ (1,500,000)	—

	$3,000,000	$ (3,000,000)	—

* Collateral received is reflected up to the fair value of the repurchase agreement.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Fund to its shareholders. Net income includes the interest accrued on the Fund’s assets less estimated expenses. The Fund’s net realized short-term capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

8

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2019, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax return for the tax year ended September 30, 2018 remains subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

In August 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation of the total, rather than components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Northern Trust Investments, Inc. (the “Adviser” or “NTI”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the annualized rate of 0.11%.

Foreside Financial Services, LLC (the “Placement Agent”), provides private placement services to the Fund pursuant to a placement agent agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Placement Agent acts as an agent of the Trust in connection with the offering of the shares of the Fund on a private placement basis to eligible investors only. The Adviser, at its own expense, pays the Placement Agent an asset-based fee, which is calculated and billed monthly, for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”), an affiliate to NTI, serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

9

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Placement Agent and receive no compensation directly from the Fund for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2019, the aggregate Trustee compensation paid by the Trust was $360,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of the compensation paid to each Trustee, expenses associated with each Trustee’s attendance at Board of Trustees meetings and other Trust related travel, expenses of third party consultants engaged by the Board, membership dues paid to the Investment Company Institute, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.10% of the average daily net assets of the Fund until January 28, 2020. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of the compensation paid to each Trustee, expenses associated with each Trustee’s attendance at Board of Trustees meetings and other Trust related travel, expenses of third party consultants engaged by the Board, membership dues paid to the Investment Company Institute, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

For the year ended September 30, 2019, the Fund incurred advisory fees payable to NTI, expense waivers and/or reimbursements from NTI, and paid expense recoupments to NTI, as follows:

Amounts in thousands	Advisory Fee to NTI	Expenses Reduced by NTI	Advisory Fees Recouped by NTI
NTAM Treasury Assets Fund	$8,636	$2,246	$—

C.	Federal Income Tax

As of September 30, 2019, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Amounts in thousands	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NTAM Treasury Asset Fund	$8,191,301	$—	$—	$—

The tax character of distributions paid to shareholders during the latest tax periods ended September 30, 2019 and September 30, 2018 for the Fund were as follows:

Amounts in thousands	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2019	$175,874	$ —	$175,874	$ —	$175,874
2018	54,202	—	54,202	—	54,202

10

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

As of the latest tax year ended September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Amounts in thousands	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
NTAM Treasury Assets Fund	$13,886	$ —	$ —	$(13,644)	$ —	$ —	$243

11

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel: +1 312 486 1000 Fax: +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the NTAM Treasury Assets Fund (the “Fund”), one of the portfolios constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period April 4, 2018 (commencement of operations) through September 30, 2018, the financial highlights for the year then ended and for the period April 4, 2018 (commencement of operations) through September 30, 2018, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NTAM Treasury Assets Fund of the Trust as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from April 4, 2018 (commencement of operations) through September 2018 , and the financial highlights for the year then ended and the period from April 4, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 22, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

12

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2019 and held for the entire period through September 30, 2019.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	* Expenses Paid 4/1/19-9/30/19
Actual	0.10%	$1,000.00	$1,011.30	$0.50
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51

*

Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at NTAM Treasury Assets Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

For relevant periods ended December 31, 2018 and prior, the Fund filed a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

13

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

C.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	13	None
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014	13	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker Year of Birth: 1971[2]	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	13	PAF Transportation
Daniel P. Houlihan Year of Birth: 1966[3]	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	13	None

14

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Director, Foreside Financial Group, LLC (formerly Foreside Compliance Services, LLC) (financial services), 2016 to present; Director, Beacon Hill Fund Services, LLC, April 2008 to July 2016.	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/March 2018 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2014 to 2019.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Ruehle, Sheets, and Statczar is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messr. Houlihan and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

15

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

ADDITIONAL INFORMATION

September 30, 2019 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-351-4583.

16

NTAM Treasury Assets Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

17

Investment Adviser

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Placement Agent

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

855-351-4583 (toll free)

18

(b) Not applicable.

Item 2. Code of Ethics.

As of September 30, 2019, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Independent Franchise Partners US Equity Fund

2019 $20,000

2018 $19,250

JOHCM Funds

2019 $229,500

2018 $223,200

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

Vontobel U.S Equity Institutional Fund

2019 $21,263

2018 $78,975

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A. The fees paid to Ernst & Young LLP for 2018 related to the fees paid by the Vontobel U.S. Equity Institutional Fund, the Vontobel Global Emerging Markets Equity Institutional Fund,

the Vontobel International Equity Institutional Fund, and the Vontobel Global Equity Institutional Fund.

River Canyon Total Return Bond Fund

2019 $29,800

2018 $28,350

NTAM Treasury Assets Fund

2019 $26,500

2018 $25,000

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Independent Franchise Partners US Equity Fund

2019 $0

2018 $0

Vontobel U.S. Equity Institutional Fund

2019 $0

2018 $0

JOHCM Funds

2019 $0

2018 $0

River Canyon Total Return Bond Fund

2019 $0

2018 $0

NTAM Treasury Assets Fund

2019 $0

2018 $0

(c)	Tax Fees

Independent Franchise Partners US Equity Fund

2019 $5,300

2018 $5,105

JOHCM Funds

2019 $47,925

2018 $50,330*

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

Vontobel Funds

2019 $50,260

2018 $50,675*

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2019 $6,200

2018 $5,900

NTAM Treasury Assets Fund

2019 $3,300

2018 $3,130

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

*	Amounts updated for final billings.

(d)	All Other Fees

Independent Franchise Partners US Equity Fund

2019 $0

2018 $0

Vontobel Funds

2019 $0

2018 $0

JOHCM Funds

2019 $0

2018 $0

River Canyon Total Return Bond Fund

2019 $0

2018 $0

NTAM Treasury Assets Fund

2019 $0

2018 $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) Independent Franchise Partners US Equity Fund

2019 0%

2018 0%

Vontobel U.S. Equity Institutional Fund

2019 0%

2018 0%

JOHCM Funds

2019 0%

2018 0%

River Canyon Total Return Bond Fund

2019 0%

2018 0%

NTAM Treasury Assets Fund

2019 0%

2018 0%

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2019 $5,300

2018 $5,105

Vontobel Funds

2019 $50,260

2018 $50,675*

JOHCM Funds

2019 $47,925

2018 $50,330*

River Canyon Total Return Bond Fund

2019 $6,200

2018 $5,900

NTAM Treasury Assets Fund

2019 $3,300

2018 $3,130

*	Amounts updated for final billings.

(h) The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)      The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)      Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)      Not applicable.

(a)(4)      Not applicable.

(b)          Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisers Investment Trust

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date:	December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	December 3, 2019

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date:	December 3, 2019